UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Plug Power Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

May **, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), to be held on Wednesday, June 28, 2006, at 10:00 a.m., local time, at the NASDAQ, Four Times Square (Corner of 43rd and Broadway), New York, New York 10036.

The Annual Meeting has been called for the purpose of (i) electing three Class I Directors, each for a three-year term, (ii) approving the issuance of shares of the Company’s Class B Capital Stock and common stock to Smart Hydrogen Inc. in the transaction described in the accompanying proxy statement and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 1, 2006, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the three nominees as Class I Directors of the Company and “FOR” the approval of the issuance of shares of the Company’s Class B Capital Stock and common stock to Smart Hydrogen Inc. in the transaction described in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Dr. Roger B. Saillant

President and Chief Executive Officer

REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS. Stockholders may elect to receive future distributions of proxy statements and annual reports by e-mail. To take advantage of this service, please see Delivery of Proxy Materials and Annual Report of this proxy statement for further information.

PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

(518) 782-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 28, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 28, 2006, at 10:00 a.m., local time, at the NASDAQ, Four Times Square (Corner of 43rd and Broadway), New York, New York 10036 (the “Annual Meeting”) for the purpose of considering and voting upon:

1. The election of three Class I Directors, each to hold office until the Company’s 2009 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2. The issuance of shares of the Company’s Class B Capital Stock and common stock to Smart Hydrogen Inc. in the transaction described in the accompanying proxy statement; and

3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 1, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

By Order of the Board of Directors

Gerard L. Conway, Jr.

Corporate Secretary

Latham, NY

May **, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

PROXY STATEMENT

i

ANNUAL REPORT ON FORM 10-K	44

APPENDIX A – Stock Purchase Agreement
APPENDIX B – Form of Certificate of Designations
APPENDIX C – Form of Investor Rights Agreement
APPENDIX D – Form of Registration Rights Agreement
APPENDIX E – Fairness Opinion of Stephens Inc.

ii

PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

(518) 782-7700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 28, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders of the Company to be held on Wednesday, June 28, 2006, at 10:00 a.m., local time, at the NASDAQ, Four Times Square (Corner of 43rd and Broadway), New York, New York 10036 and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.	The election of three Class I Directors, each to hold office until the Company’s 2009 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2.	The issuance of shares of the Company’s Class B Capital Stock, a series of preferred stock, par value $.01 per share (“Class B Capital Stock”), and common stock, par value $.01 per share (“Common Stock”), to Smart Hydrogen Inc. in the transaction described in this Proxy Statement; and

3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May [**], 2006 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on May 1, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [*******] shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately [*******] stockholders of record. However, management believes that a significant number of shares are held by brokers under a “nominee name” and that the number of beneficial stockholders of the Common Stock exceeds [*******]. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes is necessary to elect a nominee as a director of the Company and the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve proposal 2.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors. With respect to proposal 2, votes may be cast for or against the proposal or may abstain; votes that abstain will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Stockholders who hold shares indirectly as the beneficial owner of shares held for them by a broker or other nominee (i.e., “in street name”) may direct their vote without attending the Annual Meeting by submitting voting instructions to their broker or nominee. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the three nominees of the Board of Directors as Class I Directors of the Company as listed in this Proxy Statement and “FOR” proposal 2. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) submitting a new proxy by telephone, internet or proxy card after the date of the previously submitted proxy (or submitting new voting instructions with respect to shares held in street name), or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company is being mailed to stockholders of the Company concurrently with this Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, three Class I Directors will be elected to serve until the annual meeting of stockholders in 2009 and until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated Maureen O. Helmer, Esq., Dr. Roger B. Saillant, and Gary K. Willis for re-election as Class I Directors. Shares represented by each properly executed proxy will be voted for the re-election of Maureen O. Helmer, Esq., Dr. Roger B. Saillant, and Gary K. Willis as directors, unless contrary instructions are set forth on such proxy. The nominees have agreed to stand for re-election and to serve, if elected, as directors. However, if any nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

INFORMATION ABOUT OUR DIRECTORS

The number of directors of the Company is fixed at ten and the Board of Directors currently consists of ten members. The Board of Directors is divided into three classes, with four directors in Class I, three directors in Class II and three directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting of stockholders. The Board of Directors has determined that Ms. Helmer and Messrs. Buckler, Garberding, Grant, Hickey, McNamee, Shalikashvili, Willis and Woicke are independent directors as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”).

If the stock issuance described in proposal 2 occurs, then the size of the Board of Directors will be increased to eleven, and Smart Hydrogen Inc., as the holder of all of the outstanding shares of Class B Capital Stock, will initially be entitled to appoint four of the eleven members of the Board of Directors. Additionally, one of the closing conditions to the stock issuance is that four vacancies exist on the Board of Directors. As a result, in order to accommodate this stock issuance, Mr. Buckler has decided not to stand for re-election at the Annual Meeting and Messrs. Hickey and Shalikashvili have resigned subject to, and effective upon, the closing of this stock issuance. Therefore, immediately following the Annual Meeting, the number of directors of the Company will be reduced to nine, with three directors in Class I, three directors in Class II and three directors in Class III. In the event that the stock issuance occurs, the resignations of Messrs. Hickey and Shalikashvili will become effective, the size of the Board of Directors will be increased to eleven members and Smart Hydrogen will be entitled to appoint four new members to the Board of Directors. If the stock issuance does not occur, then the size of the Board of Directors will remain at nine members and Messrs. Hickey and Shalikashvili will continue to serve as directors. At this time, Smart Hydrogen has not indicated who it intends to appoint to the Board of Directors.

Set forth below is certain information regarding the directors of the Company, including the Class I Directors who have been nominated for re-election at the Annual Meeting. The ages of and biographical information regarding each nominee for election as a Class I Director at the Annual Meeting and each director who is not standing for election is based on information furnished to the Company by each nominee and director and is as of March 24, 2006.

Name	Age	Director Since
Class I—Term Expires 2006
Dr. Roger B. Saillant*	63	2000
Robert J. Buckler	56	2005
Gary K. Willis(2)(3)*	60	2003
Maureen O. Helmer(1)*	49	2004

Class II—Term Expires 2007
George C. McNamee(2)(3)	59	1997
Douglas T. Hickey(2)	50	2000
J. Douglas Grant(1)	68	2002

Class III—Term Expires 2008
John M. Shalikashvili(1)	69	1999
Larry G. Garberding(1)(3)	67	1997
Peter Woicke	63	2005

*	Nominee for re-election.

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.

The principal occupation and business experience for at least the last five years for each nominee and director of the Company is set forth below.

Dr. Roger B. Saillant has served as President and Chief Executive Officer of the Company and a member of the Board of Directors since December 2000. Prior to joining Plug Power, Dr. Saillant spent over 30 years with Ford Motor Company and Visteon Corporation, a full-service supplier of technology solutions to automotive manufacturers within the automotive aftermarket, a spin-off of Ford Motor Company, where he most recently served as Vice President and General Manager of Visteon’s Energy Transformation Systems group. Dr. Saillant was responsible for overseeing operations that generated several billion dollars in revenue, including Visteon’s Distributive Power unit, and employed over 12,000 employees on four continents. While at Ford Motor Company and Visteon Corporation, he held numerous management positions in the areas of component engineering, catalysts, electronics, and manufacturing. Dr. Saillant holds a Bachelor of Science degree in Chemistry from Bowdoin College and a Ph.D. in Chemistry from Indiana University, as well as a post-doctorate degree in Organometallic Chemistry from the University of California.

Gary K. Willis retired as Chairman of the Board of Directors of Zygo Corporation, a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets, in November 2000 after having served in that capacity since November 1998. Mr. Willis had been a director of Zygo Corporation since February 1992 and also served as President from 1992 to 1999 and as Chief Executive Officer from 1993 to 1999. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis is also a director of Rofin-Sinar Technologies, Inc., Vion Pharmaceuticals, Inc. and Middlesex Health Services, Inc. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnical Institute.

George C. McNamee has served as Chairman of First Albany Companies Inc., a specialty investment banking firm, since 1984 and is a managing partner of FA Technology Ventures, an information and energy technology venture capital firm. Mr. McNamee also serves as a director of iRobot Corporation and several private companies including Amici LLC, Autotask Corporation and MetaCarta Inc. Mr. McNamee is a member of the Board of Directors of the New York Conservation Education Fund, a member of the Yale Development Board and a trustee of the Albany Academy for Girls. Mr. McNamee received his Bachelor of Arts degree from Yale University.

Douglas T. Hickey has served as General Partner at Hummer-Winblad Venture Partners, a software venture capital firm, since October 2001. Prior to 2001, Mr. Hickey served as Chief Executive Officer and Director of Critical Path Inc., a messaging services provider. Prior to joining Critical Path, he was Senior Vice President of Frontier Corporation and President of Frontier GlobalCenter, leading Frontier’s strategic direction into the internet and data environment. Prior to joining GlobalCenter, he was President of Internet services at MFS Communications, which acquired UUnet Technologies, the first commercial Internet service provider. Before joining MFS Communications, Mr. Hickey was general manager of North American sales and field operation at wireless pioneer Ardis, a Motorola company. He led Ardis’s marketing and sales operation, including its direct and indirect distribution channels. Mr. Hickey holds a Bachelor of Science degree in Economics from Siena College.

J. Douglas Grant is a director of Sceptre Investment Counsel Limited, a leading Canadian investment management firm, and served as Chairman from 1986 to 2003 and as Chief Executive Officer from 1976 to 1990. In 1974, Mr. Grant was the President of the Toronto Society of Financial Analysts. Mr. Grant is currently a Director of the Ontario Teachers Pension Plan, the second largest pension fund in Canada. Mr. Grant attended the University of Toronto and graduated with a Bachelor of Arts in Political Science and Economics. Mr. Grant is a Fellow of the Institute of Chartered Accountants of Ontario and is a Chartered Financial Analyst. Mr. Grant’s son is the son-in-law of Dr. Roger B. Saillant, Plug Power’s President and Chief Executive Officer.

John M. Shalikashvili (U. S. Army-ret) was the senior officer of the United States military and principal military advisor to the President of the United States, the Secretary of Defense and National Security Council by serving as the thirteenth Chairman of the Joint Chiefs of Staff, Department of Defense, for two terms from 1993 to 1997. Prior to his tenure as Chairman of the Joint Chiefs of Staff, he served as the Commander in Chief of all United States forces in Europe and as NATO’s tenth Supreme Allied Commander, Europe. He has also served in a variety of command and staff positions in the continental United States, Alaska, Belgium, Germany, Italy, Korea, Turkey and Vietnam. General Shalikashvili is currently a director of L-3 Communications Holdings, Inc., a manufacturer of communications and related equipment; The Boeing Company; United Defense Industries, Inc., a publicly traded manufacturer of military track equipment and naval armament; and the Russell Trust Co., a fully-owned subsidiary of Frank Russell Company, a non-depository bank. General Shalikashvili received a Bachelor of Science degree in Mechanical Engineering from Bradley University and a Master of Arts degree in International Affairs from George Washington University, and is a graduate of the Naval Command and Staff College and the United States Army War College.

Larry G. Garberding was a Director and Executive Vice President and Chief Financial Officer of DTE Energy Company and the Detroit Edison Company from 1990 until retiring in 2001. Mr. Garberding is currently a director of Altarum Institute, a non-profit research and innovations institute; H2Gen Innovations, Inc., a developer of hydrogen generation equipment; Intermagnetics General Corporation, a manufacturer of magnetic resonance imaging and medical equipment products; and Intermap Technologies Corporation, a digital mapping company. Mr. Garberding received a Bachelor of Science degree in Industrial Administration from Iowa State University.

Maureen O. Helmer was a partner in the Albany, New York law firm of Couch White, LLP from April 2003 through January 2006. She is now a sole practitioner. From 1998 to 2003, Ms. Helmer served as Chairman of the New York State Public Service Commission. While Chairman, Ms. Helmer also served as Chairman of the New York State Board on Electric Generation Siting and the Environment. Prior to her appointment as Chairman, Ms. Helmer served as Commissioner of the Public Service Commission from 1997 and was General Counsel to the Department of the Public Service Commission from 1995 through 1997. Ms. Helmer currently serves on the Foundation Board of the State University of New York at Albany and the Steering Committee for the Rappleyea Lawyer in Residence Initiative at Albany Law School Government Law Center. Ms. Helmer received a Bachelor of Science degree in Economics from the State University of New York at Albany and a Juris Doctorate from Buffalo Law School.

Robert J. Buckler has been the President and Chief Operating Officer of Detroit Edison, the largest business unit of DTE Energy Company, since 2000. In addition, he serves as Group President of DTE Energy Company. Prior to his current position, he spent seven years as president and chief operating officer of DTE Energy Distribution. Mr. Buckler is a member of the University of Michigan Department of Mechanical Engineering and Applied Mechanics external advisory board. He serves as chairman of the Rackham Foundation and of the Michigan Economic Development Foundation. Mr. Buckler is also a director of the Detroit Economic Growth Corporation, the DTE Energy Foundation, Next Energy Corporation and the Downtown Detroit Partnership. Mr. Buckler, a former state fundraising Chairman for Habitat for Humanity and a past President of the Engineering Society of Detroit, earned a bachelor’s degree and a master’s degree in mechanical engineering from the University of Michigan.

Peter Woicke was Managing Director of the World Bank from April 1999 until his retirement in January 2005 and Executive Vice President of International Finance Corporation from January 1999 until his retirement in January 2005. Prior to that appointment, he served three years as Managing Director and Chief Executive of JP Morgan Asia Pacific. Mr. Woicke’s career at JP Morgan included being a member of the Executive Management Committee. Mr. Woicke currently serves as a director of Anglo American plc, Raiffeisen International Bank-Holding AG and the International Youth Foundation. Mr. Woicke graduated from the University of Saarbrucken, Germany, with a master’s of business administration degree.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held six (6) meetings during the fiscal year ended December 31, 2005 (“Fiscal 2005”). The Board of Directors has established three standing committees, an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Corporate Governance and Nominating Committee (the “Corporate Governance Committee”). During Fiscal 2005, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Company (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of the Board of Directors of the Company on which the director served (during the periods that he or she served), except for Mr. Shalikashvili, who was unable to attend certain meetings due to illness.

Audit Committee

The Audit Committee consists of Messrs. Garberding (Chairman), Shalikashvili and Grant and Ms. Helmer. The Audit Committee held five (5) meetings during Fiscal 2005 and each member attended all of the meetings during the period in which such person served on the committee, except Mr. Shalikashvili who only attended two of the meetings due to illness.

Audit Committee Report

The Audit Committee of the Board of Directors is currently composed of four directors, each of whom is an independent director as defined in the NASDAQ Rules and the applicable rules of the Securities and Exchange Commission (“SEC”). In addition, the Board of Directors has made a determination that Mr. Garberding qualifies as an “audit committee financial expert” as defined in the applicable rules of the SEC. Mr. Garberding’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee’s primary responsibility is for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. A more complete description of the Audit Committee’s functions is set forth in the Audit Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.

In accordance with the Audit Committee’s charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company’s independent auditors, KPMG LLP (“KPMG”), report directly to the Audit Committee and are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for auditing management’s assessment of the Company’s internal controls over financial reporting and for issuing separate reports thereon. In addition, KPMG will express its own opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee, among other matters, is responsible for appointing the Company’s independent auditors, evaluating such independent auditors’ qualifications, independence and performance, determining the compensation for such independent auditors, and pre-approval of all audit and non-audit services. Additionally, the Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements including the work of the independent auditors. The Audit Committee reports to the Board of Directors with regard to:

•	the scope of the annual audit;

•	fees to be paid to the auditors;

•	the performance of the Company’s independent auditors;

•	compliance with accounting and financial policies and financial statement presentation; and

•	the Company’s procedures and policies relative to the adequacy of internal accounting controls.

The Audit Committee reviewed and discussed with management of the Company and KPMG, the Company’s 2005 quarterly consolidated financial statements and 2005 annual consolidated financial statements, including, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and KPMG’s evaluation of the Company’s internal control over financial reporting. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Additionally, the Audit Committee has discussed with KPMG any matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements. The Audit Committee has also discussed the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, the ramifications of using such alternative treatments and other written communications between KPMG and management.

KPMG has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee has also concluded that KPMG’s performance of non-audit services is compatible with KPMG’s independence.

The Audit Committee also discussed with KPMG their overall scope and plans for their audit and has met with KPMG, with and without management present, to discuss the results of their audit, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Audit Company’s financial reporting. The Audit Committee also discussed with KPMG whether there were any audit problems or difficulties, and management’s response.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee has also appointed KPMG as the Company’s independent auditors for the fiscal year ending December 31, 2006. This report is provided by the following independent directors, who constitute the Audit Committee:

Audit Committee:

Larry G. Garberding (Chairman)

J. Douglas Grant

John M. Shalikashvili

Maureen O. Helmer

Independent Auditors Fees

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements for the years ended December 31, 2005 and 2004, and fees billed for other services rendered by KPMG:

	2005	2004
Audit Fees	$240,000	$297,000
Audit-Related Fees	44,500	37,400
Tax Fees	63,363	30,900
All Other Fees	—	—

In the above table, and in accordance with SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; (3) “tax fees” are fees for tax compliance, tax advice, and tax planning; and (4) “all other fees” are fees for any services not included in the first three categories.

Under the Audit Committee’s charter, the Audit Committee is authorized to delegate to one or more of its members the authority to pre-approve audit and non-audit services. The Audit Committee has not delegated its pre-approval authority. The Audit Committee approved all audit and non-audit services provided to the Company by KPMG during Fiscal 2005.

Compensation Committee

The Compensation Committee consists of Messrs. Willis (Chairman), Hickey and McNamee. The Compensation Committee held three (3) meetings during Fiscal 2005 and each member attended all of the meetings during the period in which such person served on the Compensation Committee, except Mr. Hickey who attended one of the three meetings. See “Report of the Compensation Committee and the Board of Directors on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation” for a further description of the activities of the Compensation Committee in Fiscal 2005.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Governance Committee”) consists of Messrs. McNamee (Chairman), Garberding and Willis, each of whom is an independent director under the NASDAQ Rules. The Governance Committee held three (3) meetings during Fiscal 2005 and each member attended all of the meetings during the period in which such person served on the Governance Committee. The Governance Committee’s responsibilities include establishing criteria for Board and committee membership, considering director nominations consistent with the requirement that a majority of the Board be comprised of independent directors as defined in the NASDAQ Rules, identifying individuals qualified to become board members, and selecting the director nominees for election at each annual meeting of stockholders. The Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. A more complete description of the Governance Committee’s functions is set forth in the Governance Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com.

Director Compensation

The Compensation Committee periodically reviews the Company’s Non-Employee Director Compensation Plan (the “Plan”) to ensure that the compensation aligns the directors’ interests with the long-term interests of the stockholders; and that the structure of the compensation is simple, transparent and easy for stockholders to understand. The Compensation Committee also considers whether the Plan fairly compensates the Company’s directors when considering the work required in a company of the size and scope of the Company. Employee directors do not receive additional compensation for their services as directors. Following is a summary of the Plan:

Under the Plan, upon initial election or appointment to the Board of Directors, new non-employee directors receive non-qualified stock options to purchase 15,000 shares (50,000 shares for any new non-employee Chairman) of Common Stock with an exercise price equal to fair market value on the date of grant and that are fully vested upon grant. Each year of a non-employee director’s tenure, the director will receive non-qualified options to purchase 10,000 shares (15,000 shares for any non-employee Chairman), plus non-qualified options to purchase an additional 5,000 shares for serving as chairman of the Audit Committee and non-qualified options to purchase an additional 2,000 shares for serving as chairman of any other committee, including the Compensation Committee and the Corporate Governance and Nominating Committee. These annual options, with an exercise price equal to fair market value on the date of grant, fully vest on the first anniversary of the date of the grant.

In addition, each non-employee director is paid an annual retainer of $30,000 ($40,000 for any non-employee Chairman) for their services. Committee members receive additional annual retainers in accordance with the following:

Committee	Non-Employee Chairman	Non-Employee Director
Audit Committee	$20,000	$15,000
Compensation Committee	10,000	5,000
Corporate Governance and Nominating Committee	10,000	5,000

These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees.

The total amount of the annual retainers are paid in a combination of fifty (50%) percent cash and fifty (50%) percent Common Stock with an option to receive up to one hundred (100%) percent Common Stock, at the election of the non-employee director. All such stock shall be fully vested at the time of issuance. Non-employee directors are also reimbursed for their direct expenses associated with their attendance at board meetings.

Policy Governing Director Attendance at Annual Meetings

The Board of Directors has adopted a formal policy that all directors are expected to attend the Company’s annual meetings of stockholders in person, unless doing so is impracticable due to unavoidable conflicts. Nine of the Company’s ten directors at the time attended the 2005 annual meeting.

Policies Governing Director Nominations

Securityholder Recommendations

The Governance Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of the stockholders of the Company entitled to vote in the election of directors in compliance with the procedures established from time to time by the Governance Committee. All securityholder recommendations for director candidates must be submitted to the Company’s Corporate Secretary at Plug Power Inc., 968 Albany-Shaker Road, Latham, NY 12110, who will forward all recommendations to the Governance Committee. We did not receive any securityholder recommendations for director candidates for election at the 2006 annual meeting. All securityholder recommendations for director candidates for election at the Company’s 2007 annual meeting must be submitted to the Company’s Corporate Secretary on or before January [**], 2007 and must include the following information:

•	the name and address of record of the stockholder;

•	a representation that the securityholder is a record holder of the Company’s stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on the Board of Directors approved by the Governance Committee from time to time;

•	a description of all arrangements or understandings between the securityholder and the proposed director candidate;

•	the consent of the proposed director candidate (1) to be named in the proxy statement relating to the annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting; and

•	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Board Membership Criteria

The Governance Committee has established criteria for membership on the Board of Directors. These criteria include the following specific, minimum qualifications that the Governance Committee believes must be met by a Governance Committee-recommended nominee for a position on the Board of Directors:

•	The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Governance Committee, to be highly effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the interests of the Company and its stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Governance Committee will recommend that the Board of Directors select persons for nomination to help ensure that:

•	the Board of Directors will be comprised of a majority of “independent directors” in accordance the NASDAQ rules;

•	each of the Audit, Compensation and Governance Committees shall be comprised entirely of independent directors;

•	each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

•	at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Governance Committee, when recommending that the Board of Directors select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which the Company operates.

The Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing members of the Board of Directors and other nominees, best serve the interests of the Company and its stockholders.

Identifying and Evaluating Nominees

The Governance Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Governance Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or that has been recommended to it by a securityholder in compliance with the Governance Committee’s procedures for that purpose, and conduct inquiries it deems appropriate into the background of these proposed director candidates. In identifying and evaluating proposed director candidates, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for membership on the Board of Directors approved by the Governance Committee from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of each proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. Based on these considerations, the Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing members of the Board of Directors and other nominees, best serve the interests of the Company and its stockholders. The Governance Committee will evaluate proposed director candidates who have been recommended by securityholders in compliance with the policies and procedures established by the Governance Committee in the same manner as all other proposed director candidates being considered by the Governance Committee, with no regard to the source of the initial recommendation of such proposed director candidate.

The foregoing policies regarding securityholder recommendations, Board membership criteria and identifying and evaluating nominees will not apply to directors to be appointed by the holders of the Class B Capital Stock if the stock issuance described in proposal 2 occurs. A description of the rights of the holders of the Class B Capital Stock to appoint directors to the Board of Directors is described in the section of this Proxy Statement entitled “Proposal 2: Approval of Issuance of Shares to Smart Hydrogen Inc.—Terms of the Class B Capital Stock—Appointment of Directors.”

Contacting the Board of Directors

You may contact any directors of the Company by writing to them c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110, attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

EXECUTIVE OFFICERS

The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below. The ages of and biographical information regarding each executive officer is based on information furnished to the Company by each executive officer and is as of March 24, 2006.

Executive Officers	Age	Position
Dr. Roger B. Saillant	63	President, Chief Executive Officer and Director
Gregory A. Silvestri	45	Chief Operating Officer
David A. Neumann	43	Vice President and Chief Financial Officer
Mark A. Sperry	45	Vice President and Chief Marketing Officer
Dr. John F. Elter	64	Vice President and Chief Technology Officer
Gerard L. Conway, Jr.	41	General Counsel and Corporate Secretary

Dr. Roger B. Saillant’s biographical information can be found in the section entitled “Information about our Directors” in this Proxy Statement.

Gregory A. Silvestri has served as Chief Operating Officer since August 2000. In that capacity, Mr. Silvestri manages the full range of manufacturing activities, product engineering and supply chain management. From June 1999 to August 2000, Mr. Silvestri served as Vice President of Operations. From May 1991 to May 1999, Mr. Silvestri served in a number of senior general management positions responsible for North American and Asia-Pacific operations for Norton Company, an operating unit of Saint-Gobain Corporation that supplies engineered materials to a variety of industries. Prior to that time, Mr. Silvestri served as an Engagement Manager within the Industrial Practice Group of McKinsey & Company. Mr. Silvestri received his Bachelor of Science and Engineering degree in Chemical Engineering from Princeton University and a Masters in Business Administration degree, with honors, from the University of Virginia.

David A. Neumann was appointed Vice President and Chief Financial Officer in January 2003. In that capacity, Mr. Neumann is responsible for management of finance, accounting, investor relations and information systems. Prior to his appointment, Mr. Neumann served as Corporate Controller for the Company since December 1997. Prior to joining the Company, Mr. Neumann was with Trans World Entertainment, where he managed the external reporting functions of that company. Mr. Neumann also held the position of Assistant Corporate Controller for The Raymond Corporation in Greene, New York and was a senior associate with PricewaterhouseCoopers (formerly Coopers & Lybrand). Mr. Neumann is a Certified Public Accountant and holds a Bachelor of Science degree in Accounting from the State University of New York at Plattsburgh.

Mark A. Sperry has served as Vice President and Chief Marketing Officer since May 2000. In that capacity, Mr. Sperry is responsible for all sales and marketing activities including product strategy development, channel management, market engagement and marketing communications. Additionally, Mr. Sperry manages the Company’s field service and applications development activities. Prior to joining the Company, Mr. Sperry spent 15 years at Xerox Corporation, where he most recently served as Vice President and General Manager for the Production Color Business within the North American Solutions Group. While at Xerox, he held a wide variety of positions spanning finance, operations, marketing and strategy, including worldwide marketing responsibility for the highly successful, multi-billion dollar DocuTech product family. Mr. Sperry received Bachelor of Arts degrees in Economics and Political Science from Dickinson College and a Masters in Business Administration from Syracuse University.

Dr. John F. Elter has served as Vice President and Chief Technology Officer since September 2004 prior to which he was the Vice President of Research and Systems Architecture since March 2001. Prior to joining Plug Power, Dr. Elter worked at Eastman Kodak Corporation, where he most recently served as Vice President and Chief Technology Officer in the professional division. Prior to his employment at Eastman Kodak Corporation, Dr. Elter spent over 30 years at Xerox Corporation, where he held a variety of management positions spanning advanced technology, engineering, quality, strategy and architecture, business development and operations. Dr. Elter holds a Bachelor of Science degree in Mechanical Engineering from Purdue University, a Master of Science degree in Mechanical Engineering from New York University, and a Ph.D. in Mechanical and Aerospace Sciences from the University of Rochester.

Gerard L. Conway, Jr. has served as General Counsel and Corporate Secretary since September 2004. In that capacity, Mr. Conway is responsible for all legal matters related to the Company and serves as the compliance officer for securities matters affecting the Company. Additionally, Mr. Conway is responsible for the Company’s state, federal and international government relations activities. Prior to his appointment, Mr. Conway served as Associate General Counsel and Director of Government Relations for the Company since July 2000. Mr. Conway holds a Bachelor of Arts degree in English and Philosophy from Colgate University and a JD from Boston University School of Law.

Subject to any terms of any employment agreement with the Company (as further described in the Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the individual serving as the Company’s Chief Executive Officer and the four other most highly compensated executive officers during Fiscal 2005 (“named executive officers”).

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Restricted Stock Awards ($)(1)	Securities Underlying Options(#)	All Other Compensation($)
Dr. Roger B. Saillant(2) President and Chief Executive Officer	2005 2004 2003	323,558 300,000 300,000	210,410 — —	— 271,038 —	300,000 100,000 —	13,428 14,711 5,352

Gregory A. Silvestri(3) Chief Operating Officer	2005 2004 2003	259,002 259,002 249,552	36,000 36,000 42,650	— 61,750 35,463	25,000 25,000 —	376 — —

Mark A. Sperry(4) Vice President and Chief Marketing Officer	2005 2004 2003	226,987 226,987 218,601	33,000 33,000 38,875	— 49,404 406,400	25,000 20,000 —	9,946 11,131 10,930

Dr. John F. Elter(5) Vice President of Research and System Architecture	2005 2004 2003	254,925 254,925 244,904	32,000 32,000 37,500	— 61,750 169,332	25,000 25,000 —	11,142 12,501 12,245

David A. Neumann(6) Vice President and Chief Financial Officer	2005 2004 2003	169,105 154,500 147,116	31,000 31,000 39,575	— 45,696 71,120	25,000 18,500 —	8,599 7,874 7,356

(1)	The amounts in this column represent the value of Restricted Common Stock awards. The value of these awards is calculated by multiplying the number of shares underlying such award by the closing market price of the Common Stock on the date of grant.

On February 10, 2004, the Company granted Restricted Common Stock awards for 6,712 shares to Mr. Silvestri, 5,370 shares to Mr. Sperry, 6,712 shares to Dr. Elter and 4,967 shares to Mr. Neumann, for services rendered, valued at $9.20 per share, which was based on the closing market price of the Common Stock on the date of the grant. These awards granted to Messrs. Silvestri, Sperry, Elter and Neumann vested in three equal installments on August 10, 2004, February 20, 2005 and August 10, 2005.

On August 13, 2004, the Company awarded 54,865 fully vested shares of Common Stock to Dr. Saillant, for services rendered, valued at $4.94 per share, which was based on the closing market price of the Common Stock on the date of the grant.

On June 20, 2003, the Company granted Restricted Common Stock awards pursuant to a stock option exchange approved by the stockholders of the Company. The Restricted Common Stock awards, valued at $5.08 per share, which was based on the closing market price of the Common Stock on the date of grant, vested in three equal installments on March 20, 2005, June 20, 2005 and September 20, 2005. Under this exchange offer, Mr. Silvestri received a Restricted Common Stock award for 26,666 shares, Mr. Sperry received a Restricted Common Stock award for 80,000 shares, Dr. Elter received a Restricted Common Stock award for 33,333 shares and Mr. Neumann received a Restricted Common Stock award for 14,000 shares.

Under the terms of the Restricted Common Stock awards, the Company does not issue any shares of Common Stock unless and until the Restricted Common Stock awards have vested. Accordingly, dividends are not paid on shares of Restricted Common Stock and shares of Restricted Common Stock underlying the awards are not entitled to vote until the awards have vested and the shares of Common Stock have been issued. As of December 31, 2005, none of the named executive officers held any Restricted Common Stock awards that had not fully vested.

(2)	The amount of other compensation in 2005, 2004 and 2003 primarily represents the dollar value of matching contributions the Company made under its 401(k) Savings and Retirement Plan in the amount of $13,428, $14,711 and $15,352, respectively. The matching contributions are made in shares of Common Stock valued at the closing market price of the Common Stock on the date of issuance.

(3)	The amount of other compensation in 2005 represents the value of life insurance paid for by the Company on behalf of Mr. Silvestri.

(4)	The amount of other compensation in 2005, 2004 and 2003 primarily represents the dollar value of matching contributions the Company made under its 401(k) Savings and Retirement Plan in the amount of $9,946, $11,131 and $10,930, respectively. The matching contributions are made in shares of Common Stock valued at the closing market price of the Common Stock on the date of issuance.

(5)	The amount of other compensation in 2005, 2004 and 2003 primarily represents the dollar value of matching contributions the Company made under its 401(k) Savings and Retirement Plan in the amount of $11,142, $12,501 and $12,245, respectively. The matching contributions are made in shares of Common Stock valued at the closing market price of the Common Stock on the date of issuance. In 2003, Dr. Elter elected to receive a portion of his annual bonus in the form of Common Stock in the amount of $32,500.

(6)	The amount of other compensation in 2005, 2004 and 2003 primarily represents the dollar value of matching contributions the Company made under its 401(k) Savings and Retirement Plan in the amount of $8,599, $7,874 and $7,356, respectively. The matching contributions are made in shares of Common Stock valued at the closing market price of the Common Stock on the date of issuance.

Option Grants In Last Fiscal Year

The following table sets forth information concerning the stock option grants made to each of the named executive officers during Fiscal 2005:

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price (Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%	10%
Dr. Roger B. Saillant(3) President and Chief Executive Officer	300,000	26.0%	$5.95	1/03/15	$1,122,577	$2,844,830

Gregory A. Silvestri(4) Chief Operating Officer	25,000	2.2%	$5.39	1/28/15	$84,744	$214,757

Mark A. Sperry(5) Vice President and Chief Marketing Officer	25,000	2.2%	$5.39	1/28/15	$84,744	$214,757

Dr. John F. Elter(6) Chief Technology Officer	25,000	2.2%	$5.39	1/28/15	$84,744	$214,757

David A. Neumann(7) Vice President and Chief Financial Officer	25,000	2.2%	$5.39	1/28/15	$84,744	$214,757

(1)	All options were granted under the Company’s 1999 Stock Option Plan and have a 10-year term.

(2)	Potential realizable values are computed by multiplying the number of shares of Common Stock subject to a given option by the fair market value on the date of grant, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire 10-year term of the option and subtracting from that the aggregate option exercise price. These numbers are calculated based upon SEC requirements and do not reflect the Company’s projection or estimate of future stock price growth.

(3)	Of the options shown in this table as granted to Dr. Saillant, one third of such options shall vest on each of January 3, 2006, 2007 and 2008, respectively.

(4)	Of the options shown in this table as granted to Mr. Silvestri, one third of such options shall vest on each of January 28, 2006, 2007 and 2008, respectively.

(5)	Of the options shown in this table as granted to Mr. Sperry, one third of such options shall vest on each of January 28, 2006, 2007 and 2008, respectively.

(6)	Of the options shown in this table as granted to Dr. Elter, one third of such options shall vest on each of January 28, 2006, 2007 and 2008, respectively.

(7)	Of the options shown in this table as granted to Mr. Neumann, one third of such options shall vest on each of January 28, 2006, 2007 and 2008, respectively.

Fiscal Year-End Option Values

Option Exercises and Option Values. The following table sets forth the number and value of unexercised options to purchase Common Stock held by the named executive officers at December 31, 2005. None of the named executive officers exercised any stock options in Fiscal 2005.

(Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values )

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In- the-Money Options at Fiscal Year-End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Roger B. Saillant	—	—	861,747	300,000	—	—
Gregory A. Silvestri	—	—	230,000	25,000	—	—
Mark A. Sperry	—	—	55,027	25,000	—	—
Dr. John F. Elter	—	—	60,810	25,000	—	—
David A. Neumann	—	—	51,979	25,000	8,650	—

(1)	None of the options held by Messrs. Saillant, Silvestri, Sperry and Elter had any value because the exercise price for each option exceeded the last reported sale price on the NASDAQ National Market on December 31, 2005. Mr. Neumann held 5,000 options with an exercise price that was below the last reported sale price on December 31, 2005 of $5.13.

Employment Agreements

Dr. Saillant and the Company are parties to an employment agreement which renews automatically for successive one-year terms unless Dr. Saillant or the Company gives notice to the contrary. Dr. Saillant receives an annual base salary of $325,000 and is eligible to: (i) receive an annual incentive bonus with a target amount equal to 100 percent of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit and executive perquisites. Dr. Saillant’s employment may be terminated by the Company for “cause”, as defined in the agreement, or by Dr. Saillant for “good reason”, as defined in the agreement, or without “good reason” upon sixty days’ prior notice to the Company. If Dr. Saillant’s employment is terminated by the Company for any reason other than cause, death or disability, or in the event that Dr. Saillant terminates his employment with the Company and is able to establish “good reason”, the Company is obligated to pay Dr. Saillant the sum of the following amounts: (i) his expected bonus through the date of termination; plus (ii) either, two years’ annual base salary and two years’ expected bonus if the date of termination occurs within one year after a change in control of the Company, or one year’s annual salary and expected bonus if the termination occurs either in the absence of a change in control or more than one year after a change in control. In the event of a termination for “good reason,” Dr. Saillant is entitled to be fully vested in any outstanding restricted stock, stock options and other stock awards previously granted. Furthermore, the Company is required to continue paying health insurance and other benefits to Dr. Saillant and his eligible family members for the applicable period.

The Company and Mr. Silvestri are parties to an agreement pursuant to which he will continue to receive his base salary, employee benefits and vesting of stock options for twelve months following a termination of his employment for any reason, including voluntary termination. Mr. Silvestri’s agreement survives both and either of (a) a merger, reorganization or consolidation, and/or (b) a sale of all or substantially all of the assets or stock of the Company.

The Company and Mr. Sperry are parties to an agreement pursuant to which he will continue to receive fifty percent (50%) of his base salary and his employee benefits and vesting of stock options for twelve months following a termination of his employment for any reason other than his gross misconduct, negligence, theft, fraud or complete failure to perform his duties to the Company.

The Company and Mr. Elter are parties to an agreement pursuant to which he will continue to receive his base salary for six months following a termination of his employment for any reason other than his gross misconduct, negligence, theft or fraud.

The Company and each of Messrs. Elter, Neumann and Sperry are parties to individual agreements that provide, among other things, that, if within 24 months after a change in control, the Company terminates such executive’s employment or assigns him duties materially inconsistent with his position (a “Terminating Event”), then such executive shall be entitled to (1) receive a lump sum payment equal to the sum of (i) his average annual base salary over the three fiscal years prior to the Terminating Event and (ii) his average annual bonus over the three fiscal years prior to the change in control, (2) continue vesting in his options for twelve (12) months following the Terminating Event, and (3) receive benefits, including health, dental and life insurance for twelve (12) months following the Terminating Event.

The following Report of the Compensation Committee of the Board of Directors on Executive Compensation, and the Stockholder Return Performance Graph on page 19 will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer (See the section entitled “Executive Compensation”). The Compensation Committee also oversees management’s decisions concerning the performance and compensation of other Company officers, administers the Company’s incentive compensation and other stock-based plans, and evaluates the effectiveness of its overall compensation programs, including oversight of the Company’s benefit, perquisite and employee equity programs and review of the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the Investors section of the Company’s website at www.plugpower.com. Each member of the Compensation Committee is an independent director as defined in the NASDAQ Rules.

In general, the Compensation Committee designs compensation to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company’s stockholders. We rely upon our judgment about each individual—and not on rigid guidelines or formulas, or short-term changes in business performance—in determining the amount and mix of compensation elements for each senior executive officer. Key factors affecting our judgments include: the executive’s performance compared to the goals and objectives established for the executive at the beginning of the year; the nature, scope and level of the executive’s responsibilities; the executive’s contribution to the Company’s financial results; the executive’s effectiveness in leading the Company’s initiatives to increase customer value, productivity and revenue growth; the executive’s contribution to the Company’s commitment to corporate responsibility, including the executive’s success in creating a culture of unyielding integrity and compliance with applicable law and the Company’s ethics policies; and the executive’s commitment to community leadership and diversity.

Compensation for the named executive officers during Fiscal 2005 included base salary, annual bonus and incentive awards.

Base Salary. Base salary was determined by reviewing the previous levels of base salary, base salaries paid by comparable companies to executives with similar responsibilities, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer’s responsibilities.

Annual Bonus. For Fiscal 2005, bonus amounts were based on the named executive officers’ specific contributions made during the year toward the Company’s goals established at the beginning of the year. Bonus amounts were paid in the first quarter of 2006. Stock options are also granted to executive officers based upon their specific responsibilities and are granted by the Compensation Committee. The Compensation Committee believes that the current salary and bonus structure along with existing stock options, which generally vest equally over three or four years, will serve to properly motivate the executive team to achieve the short- and long-term goals of the Company.

Incentive Awards. We make annual grants of stock options to substantially all of the employees of the Company, including the Company’s named executive officers. Unvested stock options are forfeited if the employee or executive voluntarily leaves the Company, and are vested if the employee or executive retires at normal retirement age, or later. Each stock option permits the employee or executive, generally for a period of ten years, to purchase one share of Common Stock from the Company at the exercise price, which is the fair market value of Common Stock on the date of grant. Stock options have value only to the extent the value of Common Stock on the date of exercise exceeds the exercise price. Stock options granted in 2005 generally become exercisable in three equal annual installments beginning one year after the grant date.

Compliance with Internal Revenue Code Section 162(m): The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m), which bars a deduction to any publicly held corporation for compensation paid to a “covered employee” in excess of $1 million per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company’s executive officers is well below the $1 million limitation. The Compensation Committee will continue to evaluate the impact of such provisions and take such actions as it deems appropriate.

Chief Executive Officer’s Fiscal 2005 Compensation: The Committee determined Dr. Saillant’s annual base salary and incentives in accordance with the principles and methods applied to other executive officers at similar companies. As President and Chief Executive Officer of the Company, Dr. Saillant was eligible to participate in the same executive compensation programs available to the Company’s other Executive Officers. For Fiscal 2005, the Company paid Dr. Saillant a base salary of $325,000.

This report on executive compensation for Fiscal 2005 is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Compensation Committee:

Gary K. Willis (Chairman)

Douglas T. Hickey

George C. McNamee

Five-Year Performance Graph

Below is a line graph comparing the percentage change in the cumulative total return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the NASDAQ Market Index and the companies included within the Russell 3000 Technology Composite for the period commencing December 31, 2000 and ending December 31, 2005. The calculation of the cumulative total return assumes a $100 investment in the Company’s Common Stock, the NASDAQ Market Index and the Russell 3000 Technology Composite on December 31, 2000 and the reinvestment of all dividends.

Index	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
NASDAQ Market Index	$100.00	$78.95	$54.06	$81.09	$88.06	$95.62
Russell 3000 Technology Composite	$100.00	$69.30	$40.77	$60.49	$61.16	$61.84
Plug Power Inc.	$100.00	$59.50	$30.57	$49.35	$41.59	$35.05

Compensation Committee Interlocks and Insider Participation

During Fiscal 2005, Messrs. Willis (Chairman), Hickey and McNamee served as members of the Compensation Committee. None of them had any relationship with the Company requiring disclosure under applicable rules and regulations of the SEC.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated timing of the completion of the issuance of shares to Smart Hydrogen described herein and the use of proceeds from such transaction. The Company believes that it is important to communicate its future expectations to its stockholders. However, there may be events in the future that the Company is not able to accurately predict or control and that may cause its actual results to differ materially from the expectations it describes in its forward-looking statements, including, without limitation:

•	the ability to satisfy the conditions to the consummation of the issuance of shares to Smart Hydrogen;

•	the timing and content of the approvals necessary to consummate such transaction;

•	the risk that possible strategic benefits of such transaction do not materialize;

•	the Company’s ability to develop commercially viable on-site energy products;

•	the cost and timing of developing the Company’s on-site energy products;

•	market acceptance of the Company’s on-site energy products;

•	the Company’s ability to manufacture on-site energy products on a large-scale commercial basis;

•	competitive factors, such as price competition and competition from other traditional and alternative energy companies;

•	the cost and availability of components and parts for the Company’s on-site energy products;

•	the Company’s ability to establish relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components;

•	the Company’s ability to protect its intellectual property;

•	the Company’s ability to lower the cost of its on-site energy products and demonstrate their reliability;

•	the cost of complying with current and future governmental regulations;

•	the impact of deregulation and restructuring of the electric utility industry on demand for the Company’s on-site energy products; and

•	other risks and uncertainties discussed under “Item IA—Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 14, 2006, and the reports the Company files from time to time with the SEC.

The Company does not intend to and undertakes no duty to update the information contained in this Proxy Statement.

PROPOSAL 2: APPROVAL OF ISSUANCE OF SHARES TO SMART HYDROGEN INC.

Introduction

On April 10, 2006, the Company entered into a Stock Purchase Agreement with Smart Hydrogen Inc. pursuant to which the Company agreed to sell 395,000 shares of Class B Capital Stock, which are convertible into 39,500,000 shares of Common Stock, to Smart Hydrogen for an aggregate purchase price of $217,250,000. Smart Hydrogen is a joint venture of MMC Norilsk Nickel, a Russian mining company, and Vladimir O. Potanin and Mikhail D. Prokhorov, who are the principal investors of ZAO Interros Holding Company, a major Russian investment firm. Each share of Class B Capital Stock will be convertible into 100 shares of Common Stock and the purchase price per share of Common Stock under the Stock Purchase Agreement, on an as-converted basis, is $5.50.

Smart Hydrogen has also entered into a stock purchase agreement with DTE Energy Foundation pursuant to which Smart Hydrogen agreed to purchase 1,825,000 shares of Common Stock from DTE Energy Foundation contemporaneously with the closing of its purchase of Class B Capital Stock from the Company. In the event that Smart Hydrogen’s purchase from DTE Energy Foundation is not consummated prior to the closing under the Stock Purchase Agreement, the Company will have the option to sell an additional 18,250 shares of Class B Capital Stock, convertible into 1,825,000 shares of Common Stock, to Smart Hydrogen. Additionally, the Company has agreed to sell an additional number of shares of Common Stock to Smart Hydrogen equal to 35% of the total number of shares of Common Stock issued under the Company’s equity incentive and employee benefit plans between April 10, 2006 and the closing date, net of any such shares reacquired by the Company during that time period. The Company cannot accurately predict the number of shares of Common Stock that would be issued to Smart Hydrogen under this provision; however, for illustrative purposes, this net number calculated from January 1, 2006 through March 31, 2006 would have been 427,428 shares of Common Stock, 35% of which is 149,600 shares. Additionally, for purposes of illustrating potential share issuances under outstanding stock options, as of March 31, 2006, the Company had 4,624,775 shares of Common Stock subject to outstanding options that were vested, of which 1,099,070 shares were subject to options with an exercise price of $6.00 per share or less. The purchase price for any additional shares of Common Stock or Class B Capital Stock on an as-converted basis that the Company sells to Smart Hydrogen as described in this paragraph will be $5.50 per share.

As a result, the maximum number of shares that the Company may sell to Smart Hydrogen under the Stock Purchase Agreement is 413,250 shares of Class B Capital Stock plus a number of shares of Common Stock equal to 35% of the net number of shares of Common Stock issued under the Company’s equity incentive and employee benefit plans between April 10, 2006 and the closing date.

Following the closing of this transaction, Smart Hydrogen is expected to own approximately 35% of the Company’s outstanding Common Stock on an as-converted basis, taking into account the 2,714,700 shares of Common Stock that Smart Hydrogen purchased from GE Power Systems Equities, Inc. in December 2005 and currently owns.

This transaction is expected to close in summer 2006, subject to approval by the Company’s stockholders, regulatory approvals, including Hart-Scott-Rodino antitrust clearance and clearance by the Committee on Foreign Investment in the United States, and other customary closing conditions.

The terms of the Stock Purchase Agreement are more fully summarized below in the section entitled “-Stock Purchase Agreement” and a copy of the Stock Purchase Agreement is attached to this Proxy Statement as Appendix A. The terms of the Class B Capital Stock are summarized below in the section entitled “- Terms of the Class B Capital Stock” and a copy of the Form of the Certificate of Designations setting forth these terms is attached to this Proxy Statement as Appendix B. Additional rights and obligations of the Company and Smart Hydrogen in connection with the transaction will be established pursuant to an Investor Rights Agreement and Registration Rights Agreement to be entered into at closing. The terms of these agreements are summarized below in the sections entitled “—Investor Rights Agreement” and “—Registration Rights Agreement” and forms of these agreements are attached to this Proxy Statement as Appendices C and D, respectively.

The Company is proposing that its stockholders approve the issuance of up to 413,250 shares of Class B Capital Stock and a number of shares of Common Stock equal to 35% of the net number of shares of Common Stock issued under the Company’s equity incentive and employee benefit plans between April 10, 2006 and the closing date to Smart Hydrogen in this transaction.

Vote Required

Because the Common Stock is listed on the NASDAQ National Market, the Company is subject to the NASDAQ Rules. Rule 4350 of the NASDAQ Rules requires stockholder approval for any issuance of voting stock that would result in a change of control of the issuer. NASDAQ interprets changes of control to include an issuance of voting stock that results in the ownership by any stockholder or group of affiliated stockholders of 20% or more of an issuer’s voting stock immediately following the issuance.

The issuance of the shares of Class B Capital Stock and Common Stock to Smart Hydrogen as described herein will result in a change of control under the NASDAQ Rules because Smart Hydrogen will own approximately 35% of the Common Stock on an as-converted basis following the issuance. As a result, stockholder approval is required under the NASDAQ Rules prior to the issuance of the shares of Class B Capital Stock and Common Stock to Smart Hydrogen as described herein. Stockholder approval is not required as a matter of Delaware law, the Company’s certificate of incorporation or by-laws or any other applicable law.

A quorum being present, the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the issuance of shares of the Company’s Class B Capital Stock and Common Stock to Smart Hydrogen in the transaction described herein. Votes may be cast for or against the proposal or may abstain; votes that abstain will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote.

Smart Hydrogen has agreed to vote all of its shares of Common Stock in favor of this proposal and DTE Energy Company and DTE Energy Foundation entered into voting agreements with Smart Hydrogen pursuant to which each of these entities agreed, and granted Smart Hydrogen an irrevocable proxy, to vote its shares in favor of this proposal. See the section of this Proxy Statement entitled “Principal Stockholders” for information regarding Smart Hydrogen’s beneficial ownership of the Common Stock.

Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S CLASS B CAPITAL STOCK AND COMMON STOCK TO SMART HYDROGEN INC. IN THE TRANSACTION DESCRIBED HEREIN.

Background to the Transaction

Since the Company’s initial public offering in 1999, the Company’s Board of Directors has continually sought ways to enhance stockholder value, including encouraging management to seek additional strategic and financial partners.

In early 2005, with the aim of pursuing a significant investment, Norilsk Nickel and the two principal investors in Interros began a process of researching the global fuel-cell industry. By August 2005, these investors had identified the Company as a possible public company in which to make a significant minority equity investment, and in October 2005, the investors caused Smart Hydrogen to be formed as a joint venture through which to make such an investment.

On November 4, 2005, Smart Hydrogen engaged Citigroup Global Markets Inc. to assist it with the potential transaction.

On November 17, 2005, Citigroup made a presentation to the Company’s Chief Executive Officer and Chief Financial Officer regarding the potential interest of Smart Hydrogen in making a significant investment in the Company.

On December 12, 2005, the Company’s Chief Executive Officer and Chief Operating Officer and a representative of Stephens Inc. met with Sergey Polikarpov, the sole director of Smart Hydrogen, and a representative of Citigroup to discuss a potential transaction between Smart Hydrogen and the Company.

On December 16, 2005, a telephonic meeting of the Board of Directors was held during which the Company’s management discussed the potential transaction with the Board of Directors and the Board of Directors discussed and considered the risks, problems and benefits associated with the potential transaction. After discussing and considering these matters, the Board of Directors then established a Transaction Committee consisting of Messrs. McNamee (Chairman), Garberding, Hickey, Saillant and Woicke to consider and evaluate the potential transaction, participate in and direct the negotiation of the potential transaction and make a recommendation to the full Board of Directors regarding the potential transaction.

From December 16, 2005 to January 12, 2006, the Board of Directors, management of the Company and the Company’s legal and financial advisors had numerous conference calls discussing various aspects of the potential transaction, including financial issues relating to the potential transaction, the potential uses of proceeds, issues relating to the control of the Company, the structure of the potential transaction, the due diligence process and potential governmental and regulatory issues.

On December 20, 2005, Sergey Polikarpov met with management of the Company to discuss the potential transaction and provide additional background information regarding Smart Hydrogen, Norilsk Nickel, Interros and Interros’s two principal investors.

On December 22, 2005, the Board of Directors of the Company engaged Stephens Inc. to assist it in evaluating the potential investment from Smart Hydrogen.

On December 30, 2005, Smart Hydrogen purchased 2,714,700 shares of Common Stock from GE Power Systems Equities, Inc.

On January 12, 2006, a telephonic meeting of the Board of Directors was held to discuss the potential transaction. At this meeting, the Company’s legal and financial advisors discussed with the Board of Directors the process for considering and evaluating the potential transaction and various financial, legal and regulatory aspects of the potential transaction. Following this discussion, the Board of Directors determined that the Company should continue to explore the potential transaction.

On January 19, 2006, the Company, Smart Hydrogen and certain affiliates of Smart Hydrogen executed a confidentiality agreement. From January 2006 through March 2006, Smart Hydrogen conducted due diligence investigations of the Company and members of its management supplied due diligence materials to Smart Hydrogen and its legal and financial advisors and had numerous due diligence meetings with them.

On January 23, 2006 and January 24, 2006, the Company’s Chief Executive Officer and Chief Operating Officer and a representative of Stephens met with senior members of management of Interros and Norilsk Nickel and a representative of Citigroup to discuss the potential transaction and the Company and to tour the Company’s facilities.

From February 6, 2006 to February 8, 2006, members of the Company’s senior management and Board of Directors traveled to Moscow, Russia to meet with Mr. Potanin and other senior members of management of Interros and Norilsk Nickel and to discuss the potential transaction.

On February 9, 2006, a meeting of the Board of Directors was held at which the members of the Company’s senior management and Board of Directors that had traveled to Moscow discussed their meetings with Mr. Potanin and other senior members of management of Interros and Norilsk Nickel with the Board of Directors. Management of the Company also provided the Board of Directors with an update on the status of discussions regarding the potential transaction and the Company’s legal and financial advisors discussed various legal and financial matters relating to the potential transaction with the Board of Directors.

From February 2006 to March 28, 2006, there were numerous meetings, conference calls and communications among the Company, Smart Hydrogen and their respective legal and financial advisors regarding the potential transaction, and the parties engaged in extensive negotiations of a non-binding term sheet, which included the negotiation of the price to be paid in the potential transaction, the representations and warranties to be made by each of the parties, the parties’ respective conditions to closing and termination rights, the terms of the securities to be sold to Smart Hydrogen and various rights and obligations of the parties following the transaction, including, without limitation, Smart Hydrogen’s rights to appoint members of the Board of Directors, preemptive rights, restrictions on the Company’s ability to take certain actions, restrictions on Smart Hydrogen’s ability to sell and vote the shares of stock to be purchased in the proposed transaction, registration rights and certain standstill restrictions on Smart Hydrogen’s and its affiliates’ ability to take certain actions after the close of the potential transaction. Throughout this time period, the Transaction Committee held several meetings at which members of management provided updates on the status of the transaction and the Transaction Committee directed the Company’s management in its ongoing negotiations.

On March 13, 2006, the Company and Smart Hydrogen executed a confidentiality agreement. From February 2006 through April 2006, the Company and its legal and financial advisors conducted due diligence investigations of Smart Hydrogen, Norilsk Nickel, Interros and the two principal investors of Interros.

On March 28, 2006, the Company and Smart Hydrogen executed a non-binding term sheet to form the basis of negotiations of a definitive agreement regarding the transaction.

Beginning on March 28, 2006, the legal advisors for the Company and Smart Hydrogen prepared and circulated drafts of definitive agreements regarding the transaction. From March 28, 2006 to April 10, 2006, the legal advisors for the Company and Smart Hydrogen engaged in numerous conference calls and communications to negotiate the definitive agreements, including the further negotiation of the topics negotiated in connection with the execution of the term sheet.

Additionally, from March 28, 2006 to April 10, 2006, the Company, Smart Hydrogen and their respective legal and financial advisors engaged in discussions and negotiations with DTE Energy Foundation and DTE Energy Company regarding Smart Hydrogen’s agreement to purchase 1,825,000 shares of Common Stock from DTE Energy Foundation in connection with the potential transaction and DTE Energy Company’s agreement to vote in favor of the potential transaction and not to sell any of its shares of Common Stock for a certain period of time.

On March 29, 2006, a telephonic meeting of the Board of Directors was held to discuss the terms of the potential transaction. The Company’s legal advisors provided a detailed summary of the term sheet and described the proposed terms of the potential transaction. Additionally, the Company’s financial advisors provided a financial analysis regarding the proposed price to be paid in the transaction. The Board of Directors considered and discussed these matters at the meeting.

On April 10, 2006, a telephonic meeting of the Board of Directors was held to discuss the terms of the potential transaction. At this meeting, management of the Company and the Company’s legal advisors updated the Board of Directors on the status of the negotiations and the proposed terms of the definitive agreements as well as the proposed transaction between Smart Hydrogen, the Company, DTE Energy Foundation and DTE Energy Company. Stephens Inc., the Company’s financial advisor, made a presentation to the Board of Directors regarding the valuation of the Common Stock based upon customary valuation methodologies, including (1) a comparable companies analysis comparing the valuation of the Common Stock in the potential transaction to the relative valuation of publicly-traded companies that Stephens Inc. believed to offer similar products, to have similar operating and financial characteristics and/or to service similar markets, (2) a discounted cash flow analysis of the Company based on the sum of the Company’s unlevered free cash flows (before financing costs) over a forecast period and the Company’s terminal, or residual, value at the end of the forecast period based on the Company’s 10-year business plan, with and without certain variations, and (3) a historical stock price analysis based on historical volume weighted average market prices of the Common Stock. Stephens Inc. also provided an analysis of the current capital markets. Following Stephens Inc.’s presentation and a discussion by the Board of Directors, Stephens Inc. delivered an oral opinion concerning the fairness, from a financial point of view, of the consideration to be received by the Company in the proposed transaction. The Board of Directors considered the terms of the potential transaction, the potential advantages and risks associated with the potential transaction and the financial analyses of Stephens Inc. Following discussion, by the unanimous vote of all of the directors, the Board of Directors approved the potential transaction and the definitive agreements relating thereto.

On April 10, 2006, after the close of business, Smart Hydrogen and the Company executed a definitive agreement related to the potential transaction. On the same day, Smart Hydrogen, the Company, DTE Energy Foundation and DTE Energy Company also entered into definitive agreements whereby Smart Hydrogen agreed to purchase 1,825,000 shares of Common Stock from DTE Energy Foundation, DTE Energy Foundation and DTE Energy Company agreed to vote their shares in favor of the potential transaction, and DTE Energy Company agreed not to sell any shares of Common Stock for a period of one year from April 10, 2006. The parties publicly announced the potential transaction on April 11, 2006 prior to the opening of business.

On April 24, 2006, the Board of Directors set the Record Date and the date of the Annual Meeting and unanimously resolved to recommend that stockholders vote their shares in favor of the issuance of shares to Smart Hydrogen in the potential transaction.

Fairness Opinion of Stephens Inc.

The Board of Directors engaged Stephens Inc. to provide a fairness opinion in connection with the potential transaction pursuant to the Stock Purchase Agreement entered into with Smart Hydrogen.

Stephens delivered a written opinion, dated April 10, 2006, to the Board of Directors to the effect that, as of such date and subject to the qualifications set forth therein, the per share consideration to be received by the Company in the transaction was fair to the Company from a financial point of view.

No limitations were imposed by the Board of Directors on Stephens with respect to the investigations made or procedures followed by it in furnishing its opinion. The per share consideration was determined through negotiations between the management of the Company and Smart Hydrogen. Although Stephens did assist the management of the Company in these negotiations, it was not asked by the Company to propose or recommend, and did not propose or recommend, any specific per share price as the appropriate purchase price for the transaction.

The full text of the written fairness opinion of Stephens, which sets forth the assumptions made, general procedures followed, factors considered and limitations on the review undertaken by Stephens in rendering its opinion, is attached as Appendix E and is incorporated into this Proxy Statement by reference. You should read this opinion in its entirety.

Stephens has consented to the use of its fairness opinion as an appendix to this Proxy Statement. Stephens provided the fairness opinion to the Board of Directors for its information, and the fairness opinion is directed only to the fairness from a financial point of view of the per share consideration and does not constitute a recommendation to any stockholder of the Company as to how any stockholder should vote on the transaction or any matter related thereto. The summary of the fairness opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the fairness opinion.

In connection with rendering its opinion, Stephens:

•	analyzed certain publicly available financial statements and reports regarding the Company, including publicly available research reports;

•	analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by management of the Company;

•	reviewed and compared the volume weighted average prices and trading activity for the Company’s shares;

•	analyzed the discounted cash flows of the Company on a stand-alone basis;

•	reviewed the Stock Purchase Agreement relating to the potential transaction, and related documents;

•	discussed with management of the Company the operations of and future business prospects for the Company and the anticipated financial consequences of the potential transaction to the Company;

•	assisted the Company in deliberations regarding the material financial terms of the potential transaction and the Company’s negotiations with Smart Hydrogen;

•	considered certain financial and strategic alternatives available to the Company; and

•	performed such other analyses and provided such other services as deemed appropriate.

In preparing the fairness opinion, Stephens relied on the accuracy and completeness of the representations and warranties and other information and financial data provided to it by the Company, without independently verifying the same, and Stephens’ opinion is based, in substantial part, upon such information. Stephens has inquired into the reliability of such information and financial data only to the limited extent necessary to provide a reasonable basis for its opinion, recognizing that it was rendering only an informed opinion and not an appraisal or certification of value.

With respect to the financial projections prepared by management, Stephens has assumed that they have been reasonably prepared and reflect management’s best currently available estimates and judgments of the future financial performance of the Company. The Company does not publicly disclose internal management projections of the type provided to Stephens in connection with the review of the potential transaction. The projections were not prepared with a view towards public disclosure. The public disclosure of the projections could be misleading since the projections were based on numerous variables and assumptions which are inherently uncertain, including without limitation, factors related to general economic and competitive conditions and the ability of the Company to develop and commercialize its products. Accordingly, actual results could vary significantly from those set forth in such projections.

Stephens’ opinion is necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Stephens as of the date of the opinion. Events occurring after that date could materially affect the assumptions and conclusions contained in Stephens’ opinion. Stephens has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion. Stephens has assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the potential transaction, no restrictions, including any amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the potential transaction. Stephens was not asked to consider, and the fairness opinion does not in any manner address, the price at which the Common Stock would trade following either the announcement or consummation of the potential transaction.

The Stephens opinion was one of many factors considered by the Board of Directors in deciding to vote for the approval of the Agreement. Consequently, Stephens’ analysis should not be viewed as determinative of the decision of the Board of Directors with regard to the potential transaction.

The following is a summary of the material financial analyses used by Stephens in connection with the preparation of its fairness opinion dated April 10, 2006.

Valuation Analyses

As part of its approach to valuing the Company and in accordance with customary investment banking practice, Stephens utilized several commonly used and complementary valuation methodologies:

Comparable Companies Analysis. Stephens derived a range of potential values of the Company in part by reference to publicly-traded companies that Stephens believed to offer similar products, to have similar operating and financial characteristics and/or to service similar markets.

Discounted Cash Flow Analysis. Stephens derived a range of potential values of the Company in part as the sum of the Company’s unlevered free cash flows (before financing costs) over a forecast period and the Company’s terminal, or residual, value at the end of the forecast period.

Historical Stock Price Analysis. Stephens calculated historical volume weighted average market prices of the Common Stock and compared them to the potential transaction price of $5.50 per share of Common Stock on an as-converted basis.

In addition to the quantitative methodologies described above, Stephens considered the following qualitative factors that it believed affected valuation:

•	the recent trends and risks relating to the Company specifically and to the economy and the industries that the Company serves; and

•	the capital raising alternatives available to the Company other than the potential transaction.

The summary set forth above does not purport to be a complete description of the analyses performed by Stephens but describes, in summary form, the material financial analyses used by Stephens in connection with the preparation of its fairness opinion dated April 10, 2006. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by Stephens was carried out in order to provide a different perspective on the transaction and to add to the total mix of information available. Stephens did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness of the potential transaction from a financial point of view. Rather, in reaching its conclusion, Stephens considered the results of the analyses in light of each other and ultimately reached its opinion based on the analyses taken as a whole. Accordingly, Stephens has indicated to the Company that it believes that consideration of some of the analyses and factors considered, without considering all analyses and factors, could create an incomplete or inaccurate view of the evaluation process underlying the opinion. The analyses performed by Stephens are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

Fees

Stephens will receive a fee for its services to the Company. Pursuant to a letter agreement between the Company and Stephens, the Company agreed to pay Stephens, upon the rendering of a fairness opinion, a fee of $350,000 for such services. In addition, the Company engaged Stephens as its financial advisor in connection with the potential transaction and has agreed, if the potential transaction is consummated, to pay Stephens an advisory fee for such services to be calculated based on the transaction value of the potential transaction. It is estimated that the advisory fee will be approximately $1,785,000, not including the fairness opinion fee referenced above. Stephens will also be reimbursed for its out-of-pocket expenses. In addition, the Company has agreed to indemnify Stephens for liabilities related to or arising out of the engagement.

Interests of the Company’s Directors and Officers in the Transaction

In connection with this transaction, Smart Hydrogen has agreed to purchase 1,825,000 shares of Common Stock from DTE Energy Foundation at a purchase price of $5.40 per share. DTE Energy Foundation is a nonprofit corporation established by DTE Energy Company, a 5% stockholder of the Company. Additionally, Mr. Buckler, currently a director of the Company, is a director of DTE Energy Foundation and the President and Chief Operating Officer of Detroit Edison, the largest business unit of DTE Energy Company.

If, following this transaction, Smart Hydrogen or any of its affiliates acquires any shares of Common Stock from any person or entity other than the Company, a change in control will be deemed to have occurred under the terms of the Company’s 1999 Stock Option Plan and executive severance agreements with Messrs. Elter, Neumann and Sperry and certain other executive officers of the Company unless following such acquisition Smart Hydrogen and its affiliates own less than 25% of the Company’s outstanding Common Stock. Upon the occurrence of a change in control under the Company’s 1999 Stock Option Plan, all of the then outstanding stock options and restricted stock awards will vest in full. As of April 24, 2006, the directors and executive officers of the Company, in the aggregate, held 526,682 shares of Common Stock that were subject to unvested stock options and restricted stock awards for 88,000 shares of Common Stock that were granted under the Company’s 1999 Stock Option Plan. Under the executive severance agreements, if within 24 months after a change in control, the Company terminates an executive or assigns him duties materially inconsistent with his position, he shall be entitled to (1) receive a lump sum payment equal to the sum of (i) his average annual base salary over the prior three fiscal years and (ii) his average annual bonus over the three fiscal years prior to the change in control, (2) continue vesting in his options for twelve (12) months, and (3) receive benefits, including health, dental and life insurance for twelve (12) months.

Stock Purchase Agreement

The following is a brief summary of the significant provisions of the Stock Purchase Agreement between the Company and Smart Hydrogen dated as of April 10, 2006. This summary is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached to this Proxy Statement as Appendix A, is incorporated herein by reference, and contains the complete terms of that agreement. You should read the entire Stock Purchase Agreement carefully.

The Stock Purchase Transaction

The Stock Purchase Agreement provides for Smart Hydrogen to purchase from the Company 395,000 shares of the Company’s newly-created Class B Capital Stock at a per-share purchase price of $550 per share. The shares purchased by Smart Hydrogen are convertible into 3,950,000 shares of Common Stock. Each share of Class B Capital Stock will be convertible into 100 shares of Common Stock and the purchase price per share of Common Stock under the Stock Purchase Agreement, on an as-converted basis, is $5.50.

Smart Hydrogen has also agreed to purchase 1,825,000 shares of Common Stock from DTE Energy Foundation contemporaneously with the closing of its purchase of Class B Capital Stock from the Company and, in the event the purchase from DTE Energy Foundation is not consummated prior to the closing under the Stock Purchase Agreement, the Company will have the option to sell an additional 18,250 shares of Class B Capital Stock, convertible into 1,825,000 shares of Common Stock, to Smart Hydrogen. The Company also has agreed to sell an additional number of shares of Common Stock to Smart Hydrogen equal to 35% of the total number of shares of Common Stock issued under the Company’s equity incentive and employee benefit plans between

April 10, 2006 and the closing date, net of any such shares reacquired by the Company during that time period. The purchase price for any additional shares of Common Stock or Class B Capital Stock on an as-converted basis that the Company sells to Smart Hydrogen as described in this paragraph will be $5.50 per share.

Closing of the Transaction

The closing of the stock purchase transaction will occur on a date that is no later than the third business day after the satisfaction or waiver of all of the closing conditions described in the Stock Purchase Agreement, unless the Company and Smart Hydrogen agree to a different date.

We currently expect these transactions to close during the summer of 2006; however, because the transaction is subject to a number of conditions we cannot predict the actual timing.

Conditions to the Transaction

The obligations of the Company and Smart Hydrogen to complete the stock purchase transaction are subject to the fulfillment or written waiver, where permissible, of the following conditions:

•	the stock purchase transaction being approved by the requisite vote of the stockholders of the Company;

•	the transaction receiving the required regulatory approvals, including Hart-Scott-Rodino antitrust clearance and clearance by the Committee on Foreign Investment in the United States;

•	the absence of any governmental order or other legal restraint prohibiting the completion of the transaction or permitting it subject only to a condition or restriction that has or would reasonably be expected to have a material adverse effect on the stock purchase transaction or the Company;

•	the absence of any pending or threatened litigation in which a governmental authority is challenging or seeking to prohibit the stock purchase transaction or limit Smart Hydrogen’s ability to vote or exercise ownership rights of the shares it purchases or alter the structure through which Smart Hydrogen holds the shares; and

•	the Company requesting a formal interpretative letter from the staff of NASDAQ confirming that the terms of the Class B Capital Stock relating to appointment of directors comply with applicable NASDAQ Rules.

The obligations of the Company to complete the stock purchase transaction are subject to the fulfillment or written waiver of the following additional conditions:

•	the Company having received customary closing opinions from legal counsel to Smart Hydrogen;

•	Smart Hydrogen having delivered the purchase price, entered into the Investor Rights Agreement (together with certain of its affiliates) and the Registration Rights Agreement described below and performed its obligations and complied with all of its agreements and covenants under the Stock Purchase Agreement in all material respects;

•	Smart Hydrogen having purchased 1,825,000 shares of Common Stock from DTE Energy Foundation; and

•	each of the representations and warranties of Smart Hydrogen contained in the Stock Purchase Agreement having been true and correct as of the date of the Stock Purchase Agreement and, except to the extent such representations and warranties speak as of an earlier date, continuing to be true and correct as of the date of the closing.

The obligations of Smart Hydrogen to complete the stock purchase transaction are subject to the fulfillment or written waiver of the following additional conditions:

•	Smart Hydrogen having received a customary closing opinion from legal counsel to the Company;

•	the Company having entered into the Investor Rights Agreement and Registration Rights Agreement and performed its obligations and complied with all of its agreements and covenants under the Stock Purchase Agreement in all material respects;

•	each of the representations and warranties of the Company contained in the Stock Purchase Agreement having been true and correct as of the date of the Stock Purchase Agreement and, except to the extent such representations and warranties speak as of an earlier date, continuing to be true and correct as of the date of the closing;

•	no event having occurred after the date of the Stock Purchase Agreement that has had or is reasonably expected to have a material adverse effect on the Company;

•	the existence of four vacancies on the Board of Directors;

•	the adoption by the Company of the certificate of designations attached to this Proxy Statement as Appendix B creating the Class B Capital Stock and the filing of such certificate of designations with the Secretary of State of the State of Delaware; and

•	the adoption by the Company of certain technical amendments to the Company’s bylaws to reflect the rights to be granted to the holders of the Class B Capital Stock.

“Material adverse effect” when used in reference to the Company means an effect, event, or occurrence or state of facts (or any development that has had or is reasonably expected to have any change or effect) that is materially adverse to the business, assets, liabilities, results of operations, or financial condition of the Company and its subsidiaries, except for an effect resulting from or arising out of:

•	changes in conditions in U.S. securities markets that are not specific to the Company;

•	changes in general economic or business conditions that are not specific to the Company;

•	changes in generally accepted accounting principals in the United States that are not specific to the Company;

•	fluctuations in the market price of the Common Stock;

•	the failure of the Company to meet its publicly announced projections or milestones, including those relating to revenue, unit orders, and shipments;

•	changes in law that generally affect the industries in which the Company and its subsidiaries conduct business; or

•	the negotiation, execution, announcement or performance of the Stock Purchase Agreement.

Termination

The Stock Purchase Agreement may be terminated in accordance with its terms at any time prior to the closing of the Stock Purchase Agreement:

•	by either the Company or Smart Hydrogen if:

*	the other party consents in writing;

*	a governmental authority has issued a final and nonappealable injunction or order that prohibits the consummation of, or has failed to issue an order, decree or ruling necessary for the consummation of, the stock purchase transaction or the other transactions contemplated by the Stock Purchase Agreement, and the terminating party has used its reasonable best efforts to take all actions necessary or advisable to complete the stock purchase transaction and lift the injunction or obtain the necessary order, decree or ruling, as applicable;

*	the formal interpretative letter from the staff of NASDAQ confirming that the terms of the Class B Capital Stock relating to appointment of directors complies with applicable NASDAQ Rules:

→	is not received prior to the stockholders meeting of the Company to approve the transaction; or

→	is withdrawn, vacated, or otherwise superseded or adversely modified in any manner;

*	the formal interpretative letter from the staff of NASDAQ does not confirm that the terms of the Class B Capital Stock relating to appointment of directors complies with applicable NASDAQ Rules; provided that, in such case, the Stock Purchase Agreement may only be terminated within 5 days after the receipt of such letter;

*	the stock purchase transaction is not approved by the requisite vote of the stockholders of the Company at the stockholders meeting of the Company to approve the transaction; or

*	the closing of the stock purchase transaction has not occurred on or before September 30, 2006, unless the terminating party’s failure to comply with the Stock Purchase Agreement was the cause of the failure of the stock purchase transaction to occur on or before this date;

•	by Smart Hydrogen if:

*	the Board of Directors fails to make or withdraws or modifies, or resolves to withdraw or modify, its recommendation that the stockholders of the Company approve the stock purchase transaction or the Company takes any action or makes any statement inconsistent with such recommendation;

*	the Company fails to call a stockholder meeting to approve the stock purchase transaction or prepare and mail a proxy statement relating thereto;

*	the Company notifies Smart Hydrogen that it has received a superior proposal (as defined below);

*	the Company has breached certain of its representations warranties, covenants or agreements in the Stock Purchase Agreement which relate to the Company’s covenants that it will not solicit alternative proposals (as defined below); or

*	the Company has materially breached or failed to perform any of its other representations, warranties, covenants or other agreements contained in the Stock Purchase Agreement, such that it is not possible for the Company to satisfy the closing conditions relating to the accuracy of the Company’s representations and warranties and the performance of its obligations and compliance with its covenants under the Stock Purchase Agreement;

•	by the Company if, before the stockholders meeting:

*	the Company is concurrently entering into a definitive agreement with respect to a superior proposal;

*	the Company has provided Smart Hydrogen the form of such definitive agreement containing the material terms and conditions of the superior proposal and identifying the person making such superior proposal;

*	the Company pays Smart Hydrogen an approximately $5.4 million termination fee and reimburses up to approximately $2.6 million of Smart Hydrogen’s transaction costs; and

*	the Board of Directors has determined that the failure to terminate the Stock Purchase Agreement and enter into such agreement would be inconsistent with its fiduciary duties to its stockholders under applicable law; or

•	by the Company if

*	Smart Hydrogen has materially breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Stock Purchase Agreement, such that it is not possible for Smart Hydrogen to satisfy the closing conditions relating to the accuracy of Smart Hydrogen’s representations and warranties and the performance of its obligations and compliance with its covenants under the Stock Purchase Agreement.

An “alternative proposal” means any offer or proposal for, or indication of interest in, any:

•	merger, consolidation, spinoff, share exchange, reorganization, recapitalization, or similar transaction involving the Company or any of its subsidiaries (other than an acquisition by the Company);

•	acquisition of an equity interest in the Company representing greater than 15% of the voting securities of the Company or any of its subsidiaries in a single transaction or series of transactions;

•	tender offer or exchange offer that, if consummated, would result in any person owning greater than 15% of the voting securities of the Company in a transaction or series of transactions; or

•	the acquisition of a substantial portion of any of the assets of the Company or any of its subsidiaries.

The term “alternative proposal” does not include the stock purchase transaction and the other transactions contemplated by the Stock Purchase Agreement or any other proposal by Smart Hydrogen.

A “superior proposal” means a bona fide written alternative proposal made by a third party that is reasonably capable of being completed:

•	for a merger, consolidation, spin-off, share exchange, reorganization, recapitalization, or similar transaction involving the Company or any of its subsidiaries pursuant to which the stockholders of the Company would own less than 80% of any class of equity securities of the resulting entity(ies);

•	to acquire an equity interest from the Company representing greater than 31% of the voting securities of the Company or any of its subsidiaries in a single transaction or series of transactions;

•	to commence a tender offer or exchange offer that, if consummated, would result in any person owning greater than 31% of the voting securities of the Company in a transaction or series of transactions; or

•	to acquire all or substantially all the assets of the Company,

in each case on terms and conditions that the Board of Directors determines in good faith, after taking into account all of the terms and conditions of the alternative proposal and taking into account any revisions to the terms of the stock purchase transaction proposed by Smart Hydrogen, would result in a transaction that is more favorable, from a financial point of view, to the stockholders of the Company than the stock purchase transaction.

Termination Fees

Under the terms of the Stock Purchase Agreement, the Company must pay Smart Hydrogen a termination fee of approximately $5.4 million and reimburse up to approximately $2.6 million of Smart Hydrogen’s transaction costs related to the Stock Purchase Agreement if:

•	the Company terminates the Stock Purchase Agreement in connection with entering into a definitive agreement with respect to a superior proposal;

•	Smart Hydrogen terminates the Stock Purchase Agreement because the Board of Directors fails to make or withdraws or modifies, or resolves to withdraw or modify, its recommendation that the stockholders of the Company approve the stock purchase transaction or the Company takes any action or makes any statement inconsistent with such recommendation;

•	the Company fails to call a stockholder meeting to approve the stock purchase transaction or prepare and mail a proxy statement relating thereto;

•	Smart Hydrogen terminates the Stock Purchase Agreement in connection with the Company breaching certain of its representations warranties, covenants or agreements in the Stock Purchase Agreement, which relate to the Company’s covenants that it will not solicit alternative proposals; or

•	Smart Hydrogen terminates the Stock Purchase Agreement after the Company notifies Smart Hydrogen that it has received a superior proposal.

Covenants

Non-Solicitation. The Company has agreed that neither it nor any of its officers, directors, employees or other representatives will, directly or indirectly:

•	solicit, initiate, or knowingly encourage, including by way of furnishing non-public information, or take any other action to facilitate, any inquiries or proposals that constitute, or would reasonably be expected to lead to, an alternative proposal;

•	participate in any discussions or negotiations with any person other than Smart Hydrogen regarding any alternative proposal; or

•	approve or enter into an agreement or understanding with any person relating to any alternative proposal.

Notwithstanding the prohibitions contained in the Stock Purchase Agreement, to the extent that the Board of Directors determines in its good faith judgment that the failure to take such action would be inconsistent with its fiduciary duties to its stockholders under applicable law, the Company may provide information to, participate in discussions with, or negotiating with any third party that delivers an alternative proposal that was not solicited in violation of the Stock Purchase Agreement; provided that the Company immediately notifies Smart Hydrogen of the alternative proposal and within 30 days of such notification either discontinues discussions with respect to the alternative proposal or notifies Smart Hydrogen that the Board of Directors has determined that such alternative proposal constitutes a superior proposal.

Stockholders Meeting; Recommendation to Stockholders. The Company has agreed to call, hold and convene a meeting of its stockholders as soon as practicable to consider and vote upon the approval of the stock purchase transaction. The Company has agreed that the Board of Directors will recommend that its stockholders vote in favor of and approve the stock purchase transaction at its stockholder meeting and will not withdraw or modify, or resolve to withdraw or modify, this recommendation and the Company will not take any action or make any statement inconsistent with this recommendation unless such action is taken in good faith upon advice that the failure to take such action would be inconsistent with the Board or Directors’ fiduciary duties.

Regulatory Filings. The parties have agreed to cooperate in making filings under the Hart-Scott-Rodino Antitrust Improvements Act and with the Committee on Foreign Investment in the United States under the Defense Production Act. The parties have also agreed to request a formal interpretative letter from the staff of NASDAQ confirming that the terms of the Class B Capital Stock relating to the appointment of directors complies with applicable NASDAQ Rules.

Sales of Stock. The Company has agreed not to issue any shares of its capital stock prior to the closing of the stock purchase transaction, other than pursuant to an equity incentive or employee benefit plan of the Company, if Smart Hydrogen would have had preemptive rights or top-up rights in connection with such issuance under the Investor Rights Agreement, as described below, if such issuance had occurred after the closing. Additionally, Smart Hydrogen has agreed not to transfer any shares of Common Stock owned by it until the early of the closing of the stock purchase transaction or the termination of the Stock Purchase Agreement.

Voting. Smart Hydrogen has agreed to vote all shares of Common Stock that it owns in favor of the stock purchase transaction at the stockholders meeting of the Company to approve the stock purchase transaction.

Standstill Restrictions. Smart Hydrogen has acknowledged that the standstill restrictions contained in the non-disclosure agreement that it entered into with the Company on January 19, 2006 will continue in effect until terminated. These standstill restrictions are substantially identical to those contained in the Investor Rights Agreement described below in the section entitled “—Investor Rights Agreement-Standstill Restrictions” and will continue until the earlier of the closing of the stock purchase transaction and the date that is 15 months after the date of the non-disclosure agreement.

DTE Transaction. Smart Hydrogen has agreed to use commercially reasonable efforts to cause its purchase of 1,825,000 shares of Common Stock from DTE Energy Foundation to be completed contemporaneously with the closing of the stock purchase transaction.

Terms of the Class B Capital Stock

The Class B Capital Stock that is to be sold by the Company is a new class of stock that is economically equivalent to, and convertible into, shares of Common Stock. The terms of the Class B Capital Stock will be set forth in a certificate of designations filed by the Company with the Delaware Secretary of State. This summary is qualified in its entirety by reference to the form of the certificate of designations attached to this Proxy Statement as Appendix B and incorporated herein by reference. You should read the entire certificate of designations carefully.

Appointment of Directors

The holders of a majority of the outstanding Class B Capital Stock have the right to appoint a number of directors to the Board of Directors at any given time based on the Class B Percentage at that time. The “Class B Percentage” at any given time equals the percentage of Common Stock, on an as converted basis, owned by the holders of Class B Capital Stock at that time; provided that the following are the only shares of the holders of Class B Capital Stock that are counted for these purposes:

•	2,714,700 shares of Common Stock owned by Smart Hydrogen as of the date of the Stock Purchase Agreement;

•	up to 1,825,000 shares of Common Stock purchased by Smart Hydrogen from DTE Energy Foundation contemporaneously with the closing of the stock purchase transaction;

•	the shares of Common Stock issuable upon conversion of the Class B Capital Stock;

•	any shares of Common Stock issued to Smart Hydrogen in the stock purchase transaction;

•	any shares of Common Stock purchased by the holders of the Class B Capital Stock pursuant to the preemptive rights or top-up rights under the Investor Rights Agreement; and

•	any other shares of Common Stock, on an as converted basis, issued with respect to shares described in the previous five bullets.

Based on an eleven-member Board of Directors, the number of directors that the holders of the Class B Capital Stock have the right to appoint, including the number that must qualify as independent directors under the NASDAQ Rules, based on the then Class B Percentage is as follows:

Number of Directors (Number Required to be Independent)	Class B Percentage
4(2)	30% or greater
3(1)	25 – 30%
2(1)	15 – 25%
1(0)	10 – 15%
0	Less than 10%

If the size of the Board of Directors is increased or decreased then, as long as the Class B Percentage is at least 10%, the number of directors that the holders of the Class B Capital Stock have the right to appoint will equal the whole number, but no less than one, that causes the percentage obtained by dividing the number of appointees to equal as nearly as possible the Class B Percentage at such time. Each director appointee will serve until removed by the holders of the Class B Capital Stock or until the holders are no longer entitled to appoint such director due to a decrease in the Class B Percentage.

These director appointees also must be proportionately represented on each committee of the Board of Directors to the extent consistent with applicable law and NASDAQ Rules; provided that any committee of five or fewer members need only have one such director appointee as a member.

Upon the closing of the stock purchase transaction, the Board of Directors will be eleven members and Smart Hydrogen, as the holder of all of the Class B Capital Stock, will have the right to appoint four directors.

Voting

Except for the consent rights described below and as described above with respect to director appointments, the Class B Capital Stock votes together with the Common Stock on all matters, with each share of Class B Capital Stock entitling its holder to the number of votes equal to the number of shares of Common Stock into which such share may be converted. For as long as the Class B Percentage is at least 20%, the Company must obtain the approval of the holders of a majority of the outstanding Class B Capital Stock prior to taking any of the following actions:

•	changing the number of directors on the Board of Directors;

•	issuing any additional shares of Class B Capital Stock;

•	acquiring any business or assets if the purchase price exceeds the greater of (i) 30% of total assets of the Company on a consolidated basis or (ii) $105,000,000; or

•	amending certain provisions of the Company’s certificate of incorporation or by-laws relating to the rights of the Class B Capital Stock or certain other corporate governance matters, other than in connection with a sale of the Company.

Dividends

The Company shall not declare, set aside or pay any dividend or other distribution on or in respect of the Common Stock unless the holders of the outstanding Class B Capital Stock shall at the same time receive the same dividend or distribution with respect to each outstanding share of Class B Capital Stock as if such share of Class B Capital Stock had been converted into shares of Common Stock at the then-applicable conversion rate.

Liquidation

Upon any liquidation, dissolution, or winding up of the Company, the holders of Class B Capital Stock shall be entitled to share in the distribution of the net assets of the Company on a pro rata basis as if all outstanding shares of Class B Capital Stock had been converted to Common Stock at the then-applicable conversion rate immediately prior to such liquidation, dissolution, or winding up. The holders of Class B Capital Stock shall not be entitled to receive any such distributions in preference to the holders of Common Stock, but rather all such holders shall share in such distributions on an equal basis based on the number of shares of Common Stock then held by such holders assuming the conversion of the Class B Capital Stock at the then-applicable conversion rate.

Conversion

Each holder of Class B Capital Stock, at any time, may convert any or all of such holder’s shares of Class B Capital Stock into shares of Common Stock at a conversion rate of one hundred (100) shares of Common Stock for each share of Class B Capital Stock converted. The conversion rate is subject to adjustment in the case of a stock split or reverse stock split of the Common Stock or a reorganization, recapitalization, reclassification, consolidation or merger involving the Company.

Shares of Class B Capital Stock will automatically convert into Common Stock if they are transferred to anyone other than certain affiliates of Smart Hydrogen or if the holder of such shares experiences a change of control.

Investor Rights Agreement

The following is a brief summary of the significant provisions of the form of Investor Rights Agreement to be entered into by the Company, Smart Hydrogen, and certain affiliates of Smart Hydrogen in connection with the closing of the stock purchase transaction. Any person to whom shares of Class B Capital Stock are transferred in the future (without the prior conversion of such shares into Common Stock) will be required to agree to be bound by the terms of the Investor Rights Agreement as well. Smart Hydrogen, its affiliates that will enter into the Investor Rights Agreement, and future persons who agree to be bound by the Investor Rights Agreement are referred to below as the “restricted parties.” This summary is qualified in its entirety by reference to the Investor Rights Agreement, which is attached to this Proxy Statement as Appendix C, is incorporated herein by reference, and contains the complete terms of that agreement. You should read the entire Investor Rights Agreement carefully.

Restrictions on Transfer

Under the Investor Rights Agreement, the restricted parties will agree to the following transfer restrictions:

•	For 18 months following the closing of the stock purchase transaction, the restricted parties will not transfer any equity securities of the Company to any person;

•	For two years following the closing of the stock purchase transaction, the restricted parties will not privately sell any equity securities of the Company to any person who is or will beneficially own 5% or more of the Company’s equity securities;

•	For two years following the closing of the stock purchase transaction, the restricted parties will not privately sell any equity securities of the Company to any person without providing the Company with a right of first offer to purchase such securities; and

•	For five years following the closing of the stock purchase transaction, the restricted parties will not privately sell any equity securities of the Company to one of the Company’s competitors.

The Company will, however, permit the restricted parties, at any time, to transfer shares to certain of their affiliates or to transfer shares pursuant to any tender offer, exchange offer, merger, business combination, restructuring or acquisition of the Company that is recommended by the Board of Directors.

Standstill Restrictions

Under the Investor Rights Agreement, the restricted parties will agree that neither they nor any of their affiliates will take certain actions for a period of five years following the closing of the stock purchase transaction, including, among others:

•	acquiring any assets or businesses of the Company;

•	acquiring, or arranging or participating in the financing of the acquisition of, any additional securities of the Company (other than pursuant to the preemptive or top-up rights described below);

•	acting to propose, or solicit any person with respect to, any merger, business combination, tender or exchange offer, restructuring, recapitalization, liquidation or similar transaction involving the Company or to seek to control, change or influence the Company’s management, Board of Directors, or policies, except through the exercise of the rights granted in connection with the stock purchase transaction;

•	engaging in a proxy solicitation or seeking to influence any person with respect to the voting of any securities of the Company; and

•	submitting a director nominee (other than pursuant to their director appointment rights as holders of Class B Capital Stock) or a stockholder proposal to the Company for consideration by its stockholders.

During such five-year period, as long as the restricted parties own at least 10% of the then-outstanding Common Stock on an as-converted basis, the Company will, however, permit the holders of Class B Capital Stock to participate as a bidder in any process initiated by the Company to sell itself and, if the Company receives an unsolicited acquisition proposal, to submit an acquisition proposal prior to the Company’s acceptance of the unsolicited acquisition proposal.

Voting Agreement

Under the Investor Rights Agreement, the restricted parties will agree to vote all of their shares of stock in the Company in favor of all director nominees recommended by the Company until the Class B Percentage is less than 10%.

Negative Covenants

The Investor Rights Agreement will require the Company, for two years following the closing of the stock purchase transaction, to obtain the approval of the holders of a majority of the outstanding Class B Capital Stock prior to redeeming or repurchasing stock (subject to certain exceptions related to repurchases under equity incentive plans or from a restricted party under the Company’s right of first offer) or paying any dividends.

Preemptive and Top-Up Rights

In the Investor Rights Agreement, the Company will agree to provide the holders of Class B Capital Stock with preemptive rights to enable them to participate in future issuances of securities by the Company in order to maintain their percentage ownership of the Company’s total outstanding Common Stock on an as-converted basis. These preemptive rights are subject to exceptions for, among other things:

•	issuances of Common Stock under equity incentive or employee benefit plans;

•	issuances of Common Stock in acquisitions by the Company;

•	issuances of Common Stock to strategic partners of up to 10%, in the aggregate, of the Company’s outstanding Common Stock as of the closing date of the stock purchase transaction after giving effect to the stock purchase transaction;

•	issuances of Common Stock to financial institutions or lessors in lending or leasing transactions;

•	private offerings of Common Stock of up to $7.5 million; and

•	public offerings of Common Stock.

However, in the event of issuances of securities in an acquisition by the Company or under an equity incentive or employee benefit plan, the holders of Class B Capital Stock will have top-up rights enabling them to purchase additional securities in order to maintain their percentage ownership of the Company’s total outstanding Common Stock on an as-converted basis. Pursuant to this top-up right:

•	if the Company issues more than $7.5 million of securities in an acquisition, then the holders of Class B Capital Stock will have the right to purchase additional securities from the Company to maintain their percentage ownership;

•	if the Company issues less than $7.5 million of securities in an acquisition, then it will have the option of either offering additional securities to the holders of Class B Capital Stock or permitting them to purchase additional securities in the public market to maintain their percentage ownership; and

•	if the Company, in the aggregate, issues shares of Common Stock under an equity incentive or employee benefit plan during any year, then, at the beginning of the following year, it will permit the holders of Class B Capital Stock to purchase additional securities in the public market to maintain their percentage ownership.

The holders of Class B Capital Stock will be allowed to exercise these preemptive and top-up rights notwithstanding the general restriction on acquisition of additional securities of the Company described above in the section entitled “—Standstill Restrictions.” These preemptive and top-up rights will generally continue until the Class B Percentage is less than 10%.

Co-Sale Right

Under the Investor Rights Agreement, the Company will provide the holders of Class B Capital Stock with co-sale rights to participate on a pro rata basis in any sale by the Company of Common Stock for cash in a private placement of more than 20% of the Company’s then outstanding Common Stock, after giving effect to such transaction, to a single purchaser. These co-sale rights will generally continue until the Class B Percentage is less than 10%.

Registration Rights Agreement

The following is a brief summary of the significant provisions of the form of Registration Rights Agreement to be entered into by the Company and Smart Hydrogen in connection with the closing of the stock purchase transaction. This summary is qualified in its entirety by reference to the Registration Rights Agreement, which is attached to this Proxy Statement as Appendix D, is incorporated herein by reference, and contains the complete terms of that agreement. You should read the entire Registration Rights Agreement carefully.

Under the Registration Rights Agreement, the Company will agree to register the shares of Common Stock issuable upon conversion of the Class B Capital Stock on a resale registration statement within 18 months after the closing of the stock purchase transaction. The Company will also be required to prepare a prospectus or, if the Company is not Form S-3 eligible, file a registration statement for an underwritten public offering upon the demand of the holders of the shares of Common Stock issuable upon conversion of the Class B Capital Stock. The Company will, however, only be required to accommodate up to five such requests and pay expenses related to three such requests.

Under the Registration Rights Agreement, the Company will grant the holders of Class B Capital Stock unlimited piggy-back registration rights with respect to underwritten offerings being registered by the Company.

The registration rights conferred on holders of Class B Capital Stock will be transferable to a person acquiring 25% or more of the shares of Class B Capital Stock initially issued, and the registration rights are to be subject to blackout and market standstill provisions enabling the Company to suspend sales pursuant to the registration rights for up to, but not more than, 180 days in any 12-month period.

Reasons for the Transaction; Use of Proceeds

The Company proposes to issue the shares to Smart Hydrogen in order to raise a significant amount of cash at a premium to the market price on the date of signing the Stock Purchase Agreement from a party that may potentially become a strategic partner of the Company. The Company believes that the cash received by it in the transaction will enable it to increase the intensity of its existing efforts to enhance product performance, reduce costs, strengthen its supply base, access new customers and markets and improve its manufacturing and integration processes and to broaden its pursuit of strategic opportunities. The Company intends to use the net proceeds from this transaction for working capital purposes, funds for operations, capital expenditures, research and product development, potential future acquisitions and other general corporate purposes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an exclusive distribution and service agreement with DTE Energy Technologies, Inc. for the states of Michigan, Ohio, Illinois, and Indiana, including nonexclusive rights for distribution and service of specified products in specified countries, as set forth in the agreement. Under the agreement the Company can sell directly or negotiate nonexclusive distribution rights to third parties for the GenCore backup power product line and the GenSite hydrogen generation product line in these states. Starting in the fourth quarter of 2004, for GenCore, and in the fourth quarter of 2005, for GenSite, the Company has agreed to pay a 5% commission to DTE Energy Technologies, Inc., based on sales price of units shipped to the above noted states. The distribution agreement expires on December 31, 2014. During 2005 and the first quarter of 2006, we did not pay any commissions to DTE Energy Technologies, Inc. under this agreement. Based on a Schedule 13G/A filed with the SEC on February 14, 2006, DTE Energy Company, an affiliate of DTE Energy Technologies, Inc., is the beneficial owner of more than 5% of the Common Stock. Robert J. Buckler, a director of the Company, is the President and Chief Operating Officer of Detroit Edison, the largest business unit of DTE Energy Company.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of Common Stock as of April 24, 2006 (except as otherwise indicated) by:

•	all persons known by us to have beneficially owned 5% or more of the Common Stock;

•	each director of the Company;

•	the named executive officers; and

•	all directors and executive officers as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percent(%)

Smart Hydrogen Inc. Clayburn Development Inc. Branton Limited MMC Norilsk Nickel Vladimir O. Potanin Mikhail D. Prokhorov(3)	13,732,927	15.9

DTE Energy Company(4)	9,193,227	10.6

Robert J. Buckler(4)	9,193,227	10.6

Larry G. Garberding(5)	149,125	*

J. Douglas Grant(6)	70,617	*

Maureen O. Helmer(7)	39,950	*

Douglas T. Hickey(8)	65,000	*

George C. McNamee(9)	669,539	*

John M. Shalikashvili(10)	93,379	*

Gary K. Willis(11)	133,453	*

Peter Woicke(12)	15,000	*

Dr. Roger B. Saillant(13)	1,011,906	1.2

Gregory A. Silvestri(14)	283,731	*

Mark Sperry(15)	132,273	*

Dr. John F. Elter(16)	113,295	*

David A. Neumann(17)	100,257	*

All executive officers and directors as a group (15 persons)(18)	12,107,456	13.7

*	Represents less than 1% of the outstanding shares of Common Stock

(1)	Unless otherwise indicated, the address is c/o Plug Power Inc., 968 Albany-Shaker Road, Latham, New York 12110.

(2)

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of April 24, 2006, through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of April 24, 2006, but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 86,002,835 shares of Common Stock outstanding as of April 24, 2006. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)	Includes (a) 2,714,700 shares held by Smart Hydrogen Inc., (b) 1,825,000 shares held by DTE Energy Foundation and (c) the shares described in footnote (4) below. Smart Hydrogen Inc. reported shared voting power and no investment power with respect to the shares described in clauses (b) and (c) above as a result of voting agreements entered into with DTE Energy Foundation and DTE Energy Company pursuant to which each of these entities agreed, and granted Smart Hydrogen an irrevocable proxy, to vote its shares in favor of proposal 2 contained in this Proxy Statement and against certain other matters that would delay or interfere with the transaction described in proposal 2. Clayburn Development Inc. and Branton Limited each own 49.995% of the outstanding shares of Smart Hydrogen Inc. Clayburn Development Inc. is an indirect wholly owned subsidiary of MMC Norilsk Nickel. Vladimir O. Potanin and Mikhail D. Prokhorov each own 49.9967% of the outstanding equity securities of Branton Limited and 27.39% of the outstanding stock of MMC Norilsk Nickel. Accordingly, each of Clayburn Development Inc., Branton Limited, MMC Norilsk Nickel and Messrs. Potanin and Prokhorov may be deemed to beneficially own these shares. The address of Smart Hydrogen Inc., is 4 University Road, Suite #405, Cambridge, Massachusetts 02138. The address of Mr. Potanin is 9, Bolshaya Yakimanka Street, Moscow, 119180, Russia. The address of MMC Norilsk Nickel and Mr. Prokhorov is 22, Voznesensky Pereulok, Moscow, 125009, Russia. The address of Clayburn Development Inc. is Pasea Estate, Road Town, Tortola, British Virgin Islands. The address of Branton Limited is Kings Court, 1st Floor, Bay Street, P.O. Box N-3944, Nassau, Bahamas. Information regarding Smart Hydrogen Inc., Clayburn Development Inc., Branton Limited, MMC Norilsk Nickel and Messrs. Potanin and Prokhorov is based solely on a Schedule 13D filed with the SEC on April 20, 2006.

(4)	Includes (a) 11,764 shares held by DTE Energy Company, (b) 8,804,463 shares held by DTE Energy Ventures, Inc., a wholly-owned subsidiary of DTE Energy Company, (c) 230,000 shares that may be acquired upon exercise of options granted to DTE Energy Ventures, Inc. and (d) 147,000 shares that may be acquired by DTE Energy Company upon exercise of options granted to Robert J. Buckler, Anthony F. Earley, Jr., a former director of the Company, and Larry G. Garberding for their service as directors of the Company. The pecuniary interest in the options to purchase 147,000 shares of Common Stock held by Messrs. Buckler, Earley and Garberding has been assigned to DTE Energy Company pursuant to the terms of their employment, including the power to direct the exercise of such options. Upon exercise of these options, Messrs. Buckler, Earley and Garberding will assign all shares acquired on exercise to DTE Energy Company. Mr. Buckler is the President and Chief Operating Officer of Detroit Edison, the largest business unit of DTE Energy Company, and may be deemed the beneficial owner of these shares. Mr. Buckler disclaims beneficial ownership of these shares. The address of DTE Energy Company is 2000 2nd Avenue, Detroit, Michigan 48226. Information regarding DTE Energy Company is based solely on a Schedule 13G/A filed with the SEC on February 14, 2006.

(5)

Includes 75,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006. Excludes 40,000 shares of Common Stock issuable upon exercise of outstanding options originally granted to Mr. Garberding with respect to which Mr. Garberding assigned the pecuniary interest in the options, including the power to direct the exercise of such options, to DTE Energy Company pursuant to the terms of his employment. Upon exercise of these options, Mr. Garberding will assign all shares acquired on exercise to DTE Energy Company. These shares are included in the number of shares beneficially owned by DTE Energy Company and Mr. Buckler.

(6)	Includes 45,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(7)	Includes 35,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(8)	Includes 65,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(9)	Includes 285,000 shares of Common Stock issuable upon exercise of outstanding options held by Mr. McNamee that are exercisable within 60 days of April 24, 2006. Also includes 121,088 shares of Plug Power Common Stock owned of record by First Albany Capital Inc., a broker-dealer subsidiary of First Albany Companies Inc. Mr. McNamee, Chairman of First Albany Companies Inc, may be deemed the beneficial owner of these shares. Mr. McNamee disclaims beneficial ownership of these shares.

(10)	Includes 85,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(11)	Includes 116,685 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(12)	Includes 15,000 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(13)	Includes 961,737 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(14)	Includes 238,332 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(15)	Includes 63,359 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(16)	Includes 69,142 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(17)	Includes 60,311 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006.

(18)	Includes 2,507,687 shares of Common Stock issuable upon exercise of outstanding options that are exercisable within 60 days of April 24, 2006. See footnotes (4)-(17).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, as defined by Section 16, and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations from Section 16 Persons that no other Section 16(a) reports were required for such persons during Fiscal 2005, the Company believes that during Fiscal 2005 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except as noted below. During 2005, Messrs. Buckler and Woicke each failed to timely file one report to reflect the grant of a stock option to such person in 2005. These stock option grants were subsequently reported in 2005. Additionally, DTE Energy Company filed a Form 5 with respect to 2005 that reported 17 transactions late that occurred between October 1999 and November 2005. The late transactions related to the grant of stock options and issuance of shares of stock to certain current and former directors of the Company who were also officers of DTE Energy Company and had assigned all of their pecuniary interest in the stock options and shares of stock to DTE Energy Company pursuant to the terms of their employment with DTE Energy Company.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies personally, by telephone, by e-mail or by other form of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their reasonable expenses by the Company. In addition, [*********], a proxy solicitation firm, has been engaged by the Company to act as proxy solicitor and will receive fees of [$******] plus reimbursement of out-of-pocket expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company on or before January [**], 2007, to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany-Shaker Road, Albany, New York 12110. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2007 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company not less than 90 days nor more than 120 days prior to June 28, 2007, which dates are March 30, 2007 and February 28, 2007, respectively. If the date of the 2007 Annual Meeting is subsequently moved more than 30 days before or more than 60 days after June 28, 2007, such proposals must be received not more than 120 days prior to the date of the 2007 Annual Meeting and not later than the later of (a) 90 days prior to the date of the 2007 Annual Meeting or (b) the 10th day following the date on which public announcement of the 2007 Annual Meeting is made, as set forth in the Company’s By-laws. Stockholder proposals must include all supporting documentation required by the Company’s By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

The Company has selected KPMG LLP as the Company’s independent accountants for the fiscal year ending December 31, 2006. A KPMG LLP representative will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

Electronic Delivery

The notice of Annual Meeting and Proxy Statement and 2006 Annual Report are available on the Company’s Internet site at www.plugpower.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive these communications electronically via the World Wide Web.

Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses ADP Investor Communications Services, you can sign up to receive electronic proxy materials at www.InvestorDelivery.com.

Householding Information

As permitted by the SEC’s proxy statement rules, the Company will deliver only one annual report or proxy statement to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will, upon written or oral request, deliver a separate copy of the annual report or proxy statement to a stockholder at a shared address to which a single copy of the annual report or proxy statement was delivered and will include instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the annual report or proxy statement. Registered stockholders wishing to receive a separate annual report or proxy statement in the future or registered stockholders sharing an address wishing to receive a single copy of the annual report or proxy statement in the future may contact the Company’s Transfer Agent:

American Stock Transfer and Trust Company

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

www.amstock.com

ANNUAL REPORT ON FORM 10-K

The Company’s 2005 Annual Report was mailed to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K, which has been filed with the SEC. Stockholders may receive a copy of the Form 10-K by:

(1)	Writing to the Chief Financial Officer, Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110;

(2)	Calling (518) 782-7700;

(3)	Accessing the Company’s website at www.plugpower.com; or

(4)	Accessing the SEC’s website at www.sec.gov.

APPENDIX A

STOCK PURCHASE AGREEMENT

by and between

PLUG POWER INC.

and

SMART HYDROGEN INC.

Dated as of April 10, 2006

A-i

A-ii

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated as of April 10, 2006, is entered into by and between SMART HYDROGEN INC., a BVI Business Company incorporated under the laws of the British Virgin Islands (“Buyer”), and PLUG POWER INC., a Delaware corporation (the “Company”). Buyer and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company desires to sell shares of Class B Capital Stock (as defined hereinafter) to Buyer upon the terms and subject to the conditions set forth herein; and

WHEREAS, as of the date hereof, Buyer is the beneficial owner of 2,714,700 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“401(k) Plan” means the Plug Power Inc. 401(k) Savings and Retirement Plan.

“1997 Plan” has the meaning specified in Section 4.08.

“1999 Plan” has the meaning specified in Section 4.08.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

“Agreement” means this Stock Purchase Agreement, dated as of April 10, 2006, by and between the Company and Buyer, including the Exhibits hereto, and all amendments hereto made in accordance with Section 9.04.

“Alternative Proposal” means any offer or proposal for, or indication of interest in, any: (i) merger, consolidation, spin-off, share exchange, reorganization, other business combination, recapitalization, or similar transaction involving the Company or any Company Subsidiaries (other than an acquisition of another Person by the Company or a Company Subsidiary); (ii) the acquisition, directly or indirectly, of an equity interest from the Company representing greater than 15% of the voting securities of the Company or any Company Subsidiary in a single transaction or series of transactions; (iii) tender offer or exchange offer that, if consummated would result in any Person owning greater than 15% of the voting securities of the Company in a transaction or series of transactions; or (iv) the acquisition of a substantial portion of any of the assets of the Company or any Company Subsidiaries; in each of the foregoing cases, other than as contemplated by this Agreement or as otherwise proposed by Buyer or its Affiliates.

“Alternative Proposal Notice” has the meaning specified in Section 6.06(d).

“Amended By-Laws” has the meaning specified in Section 7.03(d).

“Applicable Laws” means, with respect to any Person, all federal, state, local, and foreign laws, statutes, ordinances, rules, regulations, policies, or guidelines promulgated by any Governmental Authority, whether in effect as of the date hereof or thereafter and in each case as amended, applicable to such Person or its Subsidiaries or their respective assets.

“Branton” means Branton Limited, a company organized under the laws of the Commonwealth of the Bahamas.

“Business Day” means any day that is not a Saturday, a Sunday, or other day on which banks are required or authorized by law to be closed in the city of New York, NY.

“Buyer” has the meaning specified in the preamble to this Agreement.

“Buyer Disclosure Letter” has the meaning specified in Section 5.12.

“Buyer Expenses” has the meaning specified in Section 8.02(b).

“Buyer NDA” means that certain Confidentiality Agreement, dated as of March 13, 2006, by and between the Company and Buyer.

“Certificate of Designations” means the Certificate of Designations of Class B Capital Stock of Plug Power Inc., substantially in the form as attached hereto as Exhibit A.

“CFIUS” has the meaning specified in Section 6.02.

“Chairperson” has the meaning specified in Section 9.11.

“Change in Company Recommendation” has the meaning specified in Section 6.05(a).

“Class B Capital Stock” means the Company’s Class B Capital Stock, a series of preferred stock, par value $0.01 per share, having the rights, privileges, preferences and limitations set forth in the Certificate of Designations.

“Class B Certificate” has the meaning specified in Section 2.01.

“Class B Directors” means the directors on the Company Board appointed by the holders of the shares of Class B Capital Stock.

“Class B Purchase Price” has the meaning specified in Section 2.02.

“Clayburn” means Clayburn Development Inc., a company organized under the laws of the British Virgin Islands.

“Closing” has the meaning specified in Section 3.01.

“Closing Date” has the meaning specified in Section 3.01.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company” has the meaning specified in the preamble to this Agreement.

“Company Board” has the meaning specified in Section 4.02.

“Company By-laws” means the Amended and Restated By-laws of Plug Power Inc., as adopted on August 16, 1999 and in effect as of the date hereof.

“Company Charter” means the Certificate of Incorporation of Plug Power Inc., as amended and in effect as of the date hereof.

“Company Disclosure Letter” has the meaning specified in Section 7.3(l).

“Company Material Adverse Effect” means any effect, event, or occurrence or state of facts (or any development that has had or is reasonably expected to have any change or effect) that is materially adverse to the business, assets, liabilities, results of operations, or financial condition of the Company and the Company Subsidiaries taken as a whole; provided, however, none of the following shall be deemed in themselves to constitute a Company Material Adverse Effect: (a) changes in conditions in the U.S. securities markets that are not specific to the Company; (b) changes in general economic or business conditions that are not specific to the Company; (c) changes in GAAP; (d) fluctuations in the price of the Company’s Common Stock (as reported on the NASDAQ); (e) the failure of the Company to meet its publicly announced projections or milestones (including those relating to revenue, unit orders, and shipments); (f) changes in law that generally affect the industries in which the Company and the Company’s Subsidiaries conduct business; and (g) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Transaction, including the impact thereof on the Company’s relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, or employees.

“Company NDA” means that certain letter agreement, dated as of January 19, 2006, by and among Buyer, the Company, and certain other parties.

“Company Recommendation” has the meaning specified in Section 6.05(a).

“Company Stockholder Approval” has the meaning specified in Section 6.05(a).

“Company Stockholder Meeting” has the meaning specified in Section 6.05(a).

“Company Subsidiaries” means, with respect to the Company, any corporation or other organization, whether incorporated or unincorporated, (i) of which the Company or any other Subsidiary of the Company is a general partner or holds at least 50% of the securities or other interests having by their terms ordinary voting power to vote in the election of the board of directors or others performing similar functions with respect to such corporation or other organization, or (ii) which is directly or indirectly owned or controlled by the Company, by any one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

“Competing Product” shall mean products incorporating proton exchange membrane fuel cells that compete with fuel cell heating appliances and produce heat and electricity with output of less than or equal to 10kW (electrical) and are integrated into the household or commercial heating system, for sale in Europe.

“Contract”, when used with respect to any Person, means any note, bond, indenture, mortgage, deed of trust, lease, franchise, permit, authorization, license, contract, instrument, employee benefit plan, or practice, or other agreement, obligation, commitment, or concession of any nature to which such Person or any Subsidiary of such Person is a party, by which such Person, any Subsidiary of such Person or any of their respective assets or properties is bound or affected, or pursuant to which such Person or any Subsidiary of such Person is entitled to any rights or benefits.

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or voting interests, by contract, or otherwise.

“Conversion Shares” has the meaning specified in Section 4.04.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Dispute” has the meaning specified in Section 9.11.

“DOJ” has the meaning specified in Section 6.01.

“DTE Foundation” shall mean DTE Energy Foundation, a Michigan non-profit corporation.

“DTE Purchase Agreement” shall mean that certain stock purchase agreement by and between DTE Foundation and Buyer, of even date herewith, whereby Buyer has agreed to purchase from DTE Foundation, and DTE Foundation has agreed to sell to Buyer, 1,825,000 shares of Common Stock contemporaneously with the Closing and whereby Buyer and DTE Foundation have agreed that Buyer, DTE Foundation, the Company, and certain other Persons will execute certain other agreements and instruments in connection therewith.

“DTE Shares” shall mean the 1,825,000 shares of Common Stock to be purchased by Buyer from DTE Foundation pursuant to the DTE Purchase Agreement.

“DTE Transaction” shall mean, collectively, all of the transactions contemplated by the DTE Purchase Agreement, including the transactions contemplated by the other agreements and instruments executed by Buyer, DTE Foundation, the Company, and certain other Persons in connection with the DTE Purchase Agreement.

“DTE Transaction Agreements” shall mean, collectively, the DTE Purchase Agreement and all of the other agreements and instruments executed in connection with the DTE Transaction.

“Equity Incentive Plans” shall mean all current and future equity incentive plans and employee benefit plans of the Company that are approved by the Company Board, including without limitation, the 401(k) Plan, 1997 Plan, the 1999 Plan, and the ESP Plan.

“ESP Plan” has the meaning specified in Section 4.08.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exhibit” means an exhibit to this Agreement, each of which is incorporated herein and made a part hereof.

“Exon-Florio Amendment” means section 721 of the Defense Production Act of 1950, as amended.

“Exon-Florio Filing” has the meaning specified in Section 6.02.

“Fairness Opinion” has the meaning specified in Section 4.14.

“FTC” has the meaning specified in Section 6.01.

“GAAP” has the meaning specified in Section 4.10.

“Governmental Authority” means any federal, state, local, or foreign government, governmental, regulatory, or administrative authority, agency, or commission or any court, tribunal, or judicial, or arbitral body.

“Governmental Consent” has the meaning specified in Section 4.06.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Governmental Authority.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“HSR Filing” has the meaning specified in Section 6.01.

“Interros” means ZAO Interros Holding Company, a company organized under the laws of the Russian Federation.

“Interros Principals” has the meaning specified in the Buyer Disclosure Letter.

“Investor Rights Agreement” means the Investor Rights Agreement substantially in the form as attached hereto as Exhibit C.

“Lien” means any security interest, mortgage, pledge, hypothecation, charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, encumbrance, restriction, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

“Liquidated Amount” has the meaning specified in Section 8.02(b).

“NASD” means the National Association of Securities Dealers, Inc.

“NASDAQ” means The Nasdaq Stock Market, Inc.

“NASDAQ Approval Letter” has the meaning specified in Section 6.03.

“NASDAQ Request” has the meaning specified in Section 6.03.

“Non-Party Buyer Affiliates” means all Affiliates of Buyer other than the Restricted Parties (including Norilsk Nickel, the Interros Principals and their Affiliates).

“Norilsk Nickel” means MMC Norilsk Nickel, an open joint stock company organized under the laws of the Russian Federation.

“Other Transaction Agreements” has the meaning specified in Section 3.02.

“Party” and “Parties” have the meaning specified in the preamble to this Agreement.

“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Pre-Closing EIP Shares” means the aggregate number of shares of Common Stock of the Company issued by the Company to any Person pursuant to the Equity Incentive Plans during the period of time commencing on the date hereof and ending on (and including) the Closing Date, less (x) any shares reacquired by the Company during such period as payment of the exercise price of a stock option or the tax withholding obligation in connection with any award under an Equity Incentive Plan, (y) any shares of unvested restricted stock originally issued pursuant to an Equity Incentive Plan that are forfeited or repurchased by the Company during such period, and (z) any shares otherwise reacquired by the Company as permitted under an Equity Incentive Plan during such period.

“Preferred Stock” has the meaning specified in Section 4.08.

“Proxy Statement” has the meaning specified in Section 6.05(b).

“Registration Rights Agreement” means the Registration Rights Agreement substantially in the form as attached hereto as Exhibit B.

“Restricted Parties” means, collectively, Buyer, Clayburn, Branton, and Interros.

“Rules” has the meaning specified in Section 9.11

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” has the meaning specified in Section 4.09.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning specified in Section 2.01.

“Subsidiary”, when used with respect to any Person, means any corporation or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner or holds at least 50% of the securities or other interests having by their terms ordinary voting power to vote in the election of the board of directors or others performing similar functions with respect to such corporation or other organization, or (ii) which is directly or indirectly owned or controlled by such Person, by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Superior Proposal” means any bona fide written Alternative Proposal (i) for a merger, consolidation, spin-off, share exchange, reorganization, other business combination, recapitalization, or similar transaction involving the Company or any Company Subsidiaries pursuant to which the shareholders of the Company would own less than 80% of any class of equity securities of the resultant entity(ies); (ii) to acquire directly or indirectly, an equity interest from the Company representing greater than 31% of the voting securities of the Company or any Company Subsidiary in a single transaction or series of transactions; (iii) to commence a tender offer or exchange offer that, if consummated would result in any Person owning greater than 31% of the voting securities of the Company in a transaction or series of transactions; or (iv) acquire all or substantially all the assets of the Company, in each case on terms and conditions that the Company Board determines in good faith, after taking into account the advice of its outside counsel and a financial advisor of nationally recognized reputation (including without limitation Stephens Inc.) and the legal and regulatory aspects of such Alternative Proposal, and after taking into account all of the terms and conditions of the Alternative Proposal (including any break-up fees, expense reimbursement provisions, financing and other conditions to consummation, as well as any revisions to the terms of this Agreement proposed by Buyer), is more favorable, from a financial point of view, to the Company’s stockholders than the Transaction (after taking into account any such revisions to the terms of this Agreement proposed by Buyer), and which is reasonably capable of being completed.

“Superior Proposal Notice” has the meaning specified in Section 6.06(a)(y).

“Termination Date” has the meaning specified in Section 8.01(b).

“Termination Fee” has the meaning specified in Section 8.02(b).

“Transaction Agreements” mean, collectively, this Agreement, the Registration Rights Agreement, the Investor Rights Agreement, and the Certificate of Designations.

“Transaction” means, collectively, all of the transactions and actions contemplated by the Transaction Agreements.

“Transfer” of a security or other property means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of security interest in, or other disposal of such security or other property, including without limitation, by means of a transfer of the equity interests, by way of a merger or otherwise, of any Person that directly or indirectly owns such security or other property.

“Tribunal” has the meaning specified in Section 9.11.

“True-Up Purchase Price” has the meaning specified in Section 2.04.

“True-Up Shares” has the meaning specified in Section 2.03.

“True-Up Share Certificate” has the meaning specified in Section 2.03.

“Violation” has the meaning specified in Section 4.07.

Section 1.02 Rules of Construction; Absence of Presumption.

(a) The definitions set forth or referenced in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereof,” and “hereunder” and words of similar import refer to this Agreement (including the Exhibits hereto) in its entirety and not to any part hereof unless the context shall otherwise require. All references herein to Articles, Sections, and Exhibits shall be deemed references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of Business Day) shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

ARTICLE II

PURCHASE AND SALE

Section 2.01 Issuance of Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company, 395,000 fully paid and non-assessable shares of Class B Capital Stock (the “Shares”) at a per-share purchase price of $550.00 per Share (which is the equivalent of $5.50 per Conversion Share). The Company shall deliver to Buyer a duly endorsed certificate representing the Shares (the “Class B Certificate”) against payment of the Class B Purchase Price.

Section 2.02 Payment of Class B Purchase Price. At the Closing, upon the terms and subject to the conditions of this Agreement, Buyer shall pay to the Company via wire transfer of immediately available funds to an account designated by the Company, the sum of $217,250,000 (the “Class B Purchase Price”).

Section 2.03 Issuance of True-Up Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company, that number of fully paid and non-assessable shares of Common Stock (the “True-Up Shares”) equal to the product obtained by multiplying (x) 0.35 by (y) the number of Pre-Closing EIP Shares, at a per-share purchase price of $5.50 per True-Up Share. The Company shall deliver to Buyer a duly endorsed certificate representing the True-Up Shares (the “True-Up Share Certificate”) against payment of the True-Up Purchase Price.

Section 2.04 Payment of True-Up Purchase Price. At the Closing, upon the terms and subject to the conditions of this Agreement, Buyer shall pay to the Company via wire transfer of immediately available funds to an account designated by the Company, an amount of cash equal to the product of (x) 5.50, multiplied by (y) the number of True-Up Shares (such amount, the “True-Up Purchase Price”).

ARTICLE III

THE CLOSING

Section 3.01 Closing Date. Subject to the conditions specified in Article VII, the closing of the Transaction (the “Closing”) shall take place at the offices of Goodwin Procter LLP, located at Exchange Place in Boston, Massachusetts, at 10:00 A.M. Eastern Time (the day on which the Closing takes place being hereinafter referred to as the “Closing Date”) on the third Business Day following the date on which all of the conditions to Closing set forth in Article VII hereof have been satisfied or waived (other than those conditions which by their nature are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver of these conditions) unless otherwise mutually agreed by the Parties.

Section 3.02 Other Transaction Agreements. On the terms and subject to the conditions set forth herein, at the Closing, the Parties shall cause each of the following agreements (the “Other Transaction Agreements”) to be executed and delivered by the appropriate parties thereto in substantially the forms attached hereto with only such changes as may be agreed to by Buyer and the Company prior to the Closing: (i) Investor Rights Agreement; and (ii) Registration Rights Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Buyer as follows:

Section 4.01 Organization. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business and is in good standing in each of the jurisdictions where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not cause a Company Material Adverse Effect.

Section 4.02 Authorization of Agreement; Validity and Effect of Agreement. The Company has the requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement and, upon Company Stockholder Approval (as defined hereinafter), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and, upon Company Stockholder Approval, the consummation of all transactions contemplated hereby have been duly authorized by the board of directors of the Company (the “Company Board”) and by all other necessary action on the part of the Company (except Company Stockholder Approval), and no other corporate proceedings on the part of the Company or its stockholders (other than Company Stockholder Approval) are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and an implied covenant of good faith and fair dealing.

Section 4.03 Authorization of Other Transaction Agreements; Validity and Effect of Other Transaction Agreements. Upon Company Stockholder Approval, the Company will have the requisite corporate power and authority to execute, deliver, and perform its obligations under the Other Transaction Agreements and to consummate the transactions contemplated thereby. Upon Company Stockholder Approval, the execution and delivery of the Other Transaction Agreements by the Company and the performance by the Company of its obligations thereunder and the consummation of all transactions contemplated thereby will have been duly authorized by the Company Board and the stockholders of the Company and by all other necessary action on the part of the Company, and no other corporate proceedings on the part of the Company or its stockholders will be necessary to authorize the Other Transaction Agreements and the transactions contemplated thereby. Upon their execution, the Other Transaction Agreements will have been duly and validly executed and delivered by the Company and constitute legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and an implied covenant of good faith and fair dealing.

Section 4.04 Validity of the Shares, True-Up Shares, and Conversion Shares. Upon their issuance and delivery pursuant to this Agreement, the Shares (and any True-Up Shares) shall be validly issued, fully paid, and non-assessable. The shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”) have been duly reserved for issuance upon conversion of the Shares, and when issued in compliance with the Certificate of Designations, will be duly and validly issued, fully paid, and non-assessable. Neither the issuance and delivery of the Shares (and any True-Up Shares) nor the issuance of the Conversion Shares are or will be at the time of issuance subject to any preemptive rights, rights of first refusal, or any similar rights of any Person or any Liens created by the Company except pursuant to the Transaction Agreements and applicable securities laws.

Section 4.05 Authorization to File Certificate of Designations. No consent, approval, or authorization of the Company’s stockholders or any Person other than the Company Board is required in order for the Company to file the Certificate of Designations with the Secretary of State of the State of Delaware.

Section 4.06 Governmental Consents. No consent, approval, or authorization of or designation, declaration or filing with any Governmental Authority (a “Governmental Consent”) is required to be obtained or made by the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale, or issuance of the Shares or any True-Up Shares, or the consummation of any other transaction contemplated hereby, except for (i) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware; (ii) such consents and approvals of or filings or registrations as may be required to be made pursuant to the HSR Act; (iii) such consents and approvals of or filings as may be required to be made pursuant to the Exon-Florio Amendment; and (iv) such filings as may be required to be made with the SEC and the NASDAQ.

Section 4.07 No Conflict. The execution and delivery of this Agreement, the Registration Rights Agreement, and the Investor Rights Agreement do not, and upon Company Stockholder Approval, the consummation of the transactions contemplated hereby and thereby shall not, (i) conflict with, or result in the breach of, any provision of the Company Charter or Company By-laws, or any other similar governing or organizational document of the Company (assuming the Certificate of Designations is filed with the Secretary of State of the State of Delaware and the Amended By-laws are adopted prior to the consummation of the transactions contemplated hereby and thereby); (ii) assuming the satisfaction of the requirements set forth in Section 4.06, violate any Applicable Laws applicable to the Company or any of its properties or assets, except as would not cause a Company Material Adverse Effect; or (iii) conflict with or result in any violation or breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, suspension, modification, or acceleration of any obligation or any increase in payment required by, or the impairment, loss, or forfeiture or any material benefit, rights, or privileges under, or the creation of a Lien or other encumbrance on any assets pursuant to (any such conflict, violation, breach, default, right of termination, cancellation, suspension, modification, acceleration, impairment, loss, forfeiture, or creation, a “Violation”) any Contract to which the Company or any Company Subsidiary is a party, by which the Company or any Company Subsidiary or any of their respective assets or properties is bound or affected, or pursuant to which the Company or any Company Subsidiary is entitled to any rights or benefits, except as would not cause a Company Material Adverse Effect.

Section 4.08 Capital Stock and Ownership of the Company.

(a) The authorized capital stock of the Company consists of 245,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). As of the date hereof, the Company has (i) 86,266,835 issued and outstanding shares of Common Stock, all of which are validly issued, fully paid, and non-assessable; and (ii) no shares of issued or outstanding Preferred Stock. No shares of Common Stock or Preferred Stock that have been issued are held by the Company in its treasury or by any Company Subsidiaries.

(b) As of the date hereof, the Company has outstanding options to purchase a total of 6,154,494 shares of Common Stock under the Plug Power, L.L.C. Second Amendment and Restatement of the Membership Option Plan, as amended (the “1997 Plan”), and the Plug Power Inc. 1999 Stock Option and Incentive Plan (the “1999 Plan”). As of the date hereof, no additional shares of Common Stock are available for issuance under the 1997 Plan and 3,820,850 additional shares of Common Stock are available for issuance under the 1999 Plan. As of the date hereof, the Company has 575,277 shares of Common Stock available for issuance under the Plug Power Inc. Employee Stock Purchase Plan (the “ESP Plan”). Pursuant to the 401(k) Plan, the Company funds its matching obligation under the 401(k) Plan by issuing shares of Common Stock to the 401(k) Plan. The Company’s matching obligation under the 401(k) Plan is equal to each individual employee’s percentage salary deferral, up to 5 percent, and is funded on a monthly basis. The number of shares of Common Stock issued is calculated based on the total amount of the matching obligation divided by the closing price of the Common Stock on the issuance date.

(c) Except for (x) options issued under and in accordance with the 1997 Plan and the 1999 Plan; (y) the rights of certain Persons under the ESP Plan and 401(k) Plan; and (z) as contained in this Agreement, there are no options, warrants, convertible securities, or other rights, agreements, arrangements, or commitments of any character obligating the Company to issue or sell any additional shares of capital stock of, or other equity interest in, the Company.

Section 4.09 SEC Filings. Since January 1, 2006, the Company has filed in a timely manner all required reports, schedules, forms, statements, and other documents with the SEC that the Company was required to file under Section 13, 14(a), and 15(d) of the Exchange Act (the “SEC Filings”). As of their respective filing dates, the SEC Filings complied in all material respects with requirements of the Securities Act or the Exchange Act, as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Filings, and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Filing has been revised or superseded by a later filed SEC Filing, none of the SEC Filings contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.10 Financial Statements. The financial statements of the Company included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicted in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending (subject, in the case of the unaudited statements, to normal year-end audit adjustments). Except as set forth in the filed SEC Filings, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto and which could reasonably be expected to lead to a Company Material Adverse Effect.

Section 4.11 Absence of Certain Changes or Events. Except as disclosed in the SEC Filings since the date of the most recent audited financial statements included in the SEC Filings, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock, or property) with respect to any of the Company’s capital stock; (ii) any split, combination, or reclassification of any of the Company’s capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of, or in substitution for shares of the Company’s capital stock; or (iii) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP.

Section 4.12 Proxy Statement Information. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement shall at the respective times filed with the SEC and as of the date it or any amendment or supplement thereto is mailed to stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Company or other information supplied by the Company for inclusion therein, shall comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation, warranty, or covenant with respect to information concerning Buyer included in the Proxy Statement or information supplied by Buyer for inclusion in the Proxy Statement.

Section 4.13 State Takeover Statutes. The Company Board has approved this Agreement and the Transaction, and such approval is sufficient to render inapplicable to this Agreement and the Transaction the restrictions of Section 203 of the DGCL. To the Company’s knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or to the Transaction.

Section 4.14 Fairness Opinion. The Company Board has received the oral opinion of Stephens Inc. to the effect that, as of the date hereof, the consideration to be received by the Company in the Transaction is fair, from a financial point of view, to the Company (the “Fairness Opinion”).

Section 4.15 Approval By Company Board. The Company Board, by vote at a meeting duly called and held, has approved the Transaction Agreements and the Transaction.

Section 4.16 Stockholder Approval Required. The only approval of stockholders of the Company required under the DGCL, NASDAQ stock market requirements, the Company Charter, and the Company By-laws in order to approve the Transaction Agreements and the Transaction is the approval of the Transaction by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote thereon at a stockholder meeting at which a quorum is present, and no other vote or approval of or other action by the holders of any capital stock of the Company is required for the approval of the Transaction and the Transaction Agreements.

Section 4.17 Brokers. Except for Stephens Inc., no agent, broker, finder, or investment banker is or will be entitled to any broker’s, finder’s, or other fee or commission, or to reimbursement of expenses, or to indemnification or contribution in connection with the Transaction based upon arrangements made by or on behalf of the Company. All fees, commissions, or other like payments claimed to be due to Stephens Inc., or any other advisor, consultant, or broker assisting the Company in connection with the Transaction, or the negotiations leading to this Agreement, shall be paid by the Company, and Buyer shall have no liability therefor.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Company as follows:

Section 5.01 Organization. Buyer is a corporation duly organized and validly existing under the laws of the British Virgin Islands and is in good standing under such laws.

Section 5.02 Authorization of Agreement; Validity and Effect of Agreement. Buyer has the requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the performance by Buyer of its obligations hereunder, and the consummation of all transactions contemplated hereby, have been duly authorized by the sole director of Buyer and by all other necessary action on the part of the Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and an implied covenant of good faith and fair dealing.

Section 5.03 Authorization of Other Transaction Agreements; Validity and Effect of Other Transaction Agreements. Buyer has the requisite corporate power and authority to execute, deliver, and perform its obligations under the Other Transaction Agreements and to consummate the transactions contemplated thereby. The execution and delivery of the Other Transaction Agreements by Buyer and the performance by Buyer of its obligations thereunder, and the consummation of all transactions contemplated thereby, have been duly authorized by Buyer and by all other necessary action on the part of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize the Other Transaction Agreements and the transactions contemplated thereby. Upon their execution, the Other Transaction Agreements will have been duly and validly executed and delivered by Buyer and constitute legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and an implied covenant of good faith and fair dealing.

Section 5.04 Governmental Consents. No Governmental Consent is required to be obtained or made by Buyer in connection with the valid execution and delivery of this Agreement, or its purchase of the Shares (or any True-Up Shares), or the consummation of any other transaction contemplated hereby, except for (i) such consents and approvals of or filings or registrations as may be required to be made pursuant to the HSR Act; (ii) such consents and approvals of or filings as may be required to be made pursuant to the Exon-Florio Amendment; and (iii) such filings as may be required to be made with the SEC.

Section 5.05 No Conflict. The execution and delivery of this Agreement, the Registration Rights Agreement, and the Investor Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby shall not, (i) conflict with, or result in the breach of, any provision of Buyer’s governing or organizational documents; (ii) violate any Applicable Laws applicable to Buyer or any of its properties or assets except as would not have a material adverse effect on Buyer; or (iii) constitute a Violation with respect to any Contract to which Buyer is a party, by which Buyer or any of its assets or properties is bound or affected, or pursuant to which Buyer is entitled to any rights or benefits, except as would not have a material adverse effect on Buyer.

Section 5.06 Investment; Experience; Accredited Investor.

(a) Buyer is acquiring the Shares (and any True-Up Shares) for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Buyer understands that the Shares (and any True-Up Shares) have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Buyer’s representations and warranties contained herein.

(b) Buyer understands that the purchase of the Shares (and any True-Up Shares) involves substantial risk. Buyer has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares (and any True-Up Shares), and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares (and any True-Up Shares) and protecting its own interests in connection with this investment.

(c) Buyer is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

Section 5.07 Restricted Securities. Buyer understands that the Shares (and any True-Up Shares) to be purchased by Buyer hereunder are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Buyer understands that the Company is under no obligation to register any of the Shares or True-Up Shares sold hereunder, or Conversion Shares issuable upon conversion of the Shares, except as provided in the Registration Rights Agreement.

Section 5.08 Financing. Buyer’s available funds are sufficient to (i) consummate the Transaction; (ii) perform Buyer’s obligations under the Transaction Agreements; and (iii) pay the fees and expenses it incurs in connection with the Transaction.

Section 5.09 Beneficial Ownership of Common Stock. Prior to the purchase of the DTE Shares pursuant to the DTE Purchase Agreement, the Restricted Parties and the Non-Party Buyer Affiliates, collectively, beneficially own 2,714,700 shares of Common Stock and no other shares of the capital stock of the Company. Except for rights under this Agreement and the DTE Transaction Agreements, the Restricted Parties and the Non-Party Buyer Affiliates do not own any options, warrants, or convertible securities, or other rights, agreements, arrangements, or commitments of any character exercisable or convertible for, or to acquire, any additional shares of capital stock of, or other equity interest in, the Company.

Section 5.10 Proxy Statement Information. None of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Proxy Statement shall at the respective times filed with the SEC or as of the date it or any amendment or supplement thereto is mailed to stockholders and at the time of the Company Stockholder Meeting (as defined hereinafter), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Buyer makes no representation, warranty, or covenant with respect to information concerning the Company included in the Proxy Statement or information supplied by the Company for inclusion in the Proxy Statement.

Section 5.11 Brokers. Except for Citigroup Global Markets, Inc., no agent, broker, finder, or investment banker is or will be entitled to any broker’s, finder’s, or other fee or commission, or to reimbursement of expenses, or to indemnification or contribution in connection with the Transaction based upon arrangements made by or on behalf of Buyer. Except as otherwise provided herein, all fees, commissions, or other like payments claimed to be due to Citigroup Global Markets, Inc., or any other advisor, consultant, or broker assisting Buyer in connection with the Transaction, or the negotiations leading to this Agreement, shall be paid by Buyer, and the Company shall have no liability therefor.

Section 5.12 Ownership and Control of Buyer. Except as set forth in that certain disclosure letter, dated as of the date hereof, delivered by Buyer to the Company (the “Buyer Disclosure Letter”), no Person directly or indirectly through one or more other Persons controls Buyer or will, upon Buyer’s purchase of the Shares (or any True-Up Shares), be deemed to beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act) the Shares (or any True-Up Shares).

Section 5.13 Direct Competitor. No Restricted Party is an entity that produces fuel cell products, Competing Products, or gas or oil fired heating appliances for residential or commercial use.

ARTICLE VI

ADDITIONAL COVENANTS

Section 6.01 HSR Filing. Upon the terms and subject to the conditions contained in this Agreement, the Parties shall, as promptly as practicable, file with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form, if any, required for the Transaction and any supplemental information requested in connection therewith pursuant to the HSR Act (such notification and report form and supplemental information filed, collectively, the “HSR Filing”). Buyer shall pay all the filing fees required by the HSR Filing, and the Parties shall use commercially reasonable efforts to ensure that the HSR Filing is made in substantial compliance with the requirements of the HSR Act. Each Party shall furnish to the other Party such necessary information and reasonable assistance as the other Party may request in connection with its preparation of any portion of the HSR Filing which is necessary under the HSR Act. The Parties shall keep each other apprised of the status of any communications with, and inquiries or requests for additional information from, the FTC and the DOJ, and shall comply promptly with any such inquiry or request. The Parties shall use commercially reasonable efforts to obtain any clearance required under the HSR Act for the Transaction. Immediately upon receipt of any such clearance (whether the notification of such clearance was received orally or in writing), the Company or Buyer, as applicable, shall notify the other Party of such receipt.

Section 6.02 Exon-Florio Filing. Upon the terms and subject to the conditions contained in this Agreement, the Parties shall, as promptly as practicable following the execution of this Agreement, cooperate in good faith to prepare and submit to the Committee on Foreign Investment in the United States (“CFIUS”) such filing(s) required to seek formal clearance for the Transaction under the Exon-Florio Amendment (the “Exon-Florio Filing”). Neither the Exon-Florio Filing nor any draft thereof shall be submitted to CFIUS or its staff without the prior approval of both the Company and Buyer. All formal and informal written communications (including electronic mail) with CFIUS or its staff relating to the Transaction shall be approved in advance by both Parties. Each Party shall use commercially reasonable efforts to ensure that no representative of either Party has substantive oral communications with CFIUS or its staff regarding the Transaction unless a representative of each Party is present.

Section 6.03 NASDAQ Request. As soon as practicable following the execution of this Agreement, the Company shall request from the staff of NASDAQ, pursuant to NASD Rule 4550, an interpretative letter confirming that the terms of the Class B Capital Stock relating to the Class B Directors (as described in the Certificate of Designations) do not violate NASD Rule 4351 (the “NASDAQ Request”). The Parties shall cooperate in good faith in connection with the preparation and submission of the NASDAQ Request and shall use commercially reasonable efforts to obtain as soon as practicable (and prior to the Closing) an interpretative letter from the staff of NASDAQ providing the requisite confirmation sought by the NASDAQ Request (a “NASDAQ Approval Letter”). Neither the NASDAQ Request nor any draft thereof shall be submitted to NASDAQ or its staff without the prior approval of each of the Parties. All formal and informal written communications (including without limitation electronic mail) with NASDAQ or its staff relating to the Transaction shall be approved in advance by each Party. Each Party shall use commercially reasonable efforts to ensure that no representative of either Party has substantive oral communications with NASDAQ or its staff regarding the Transaction unless a representative of each Party is present. The Company shall pay all fees due to NASDAQ in connection with the NASDAQ Request. For purposes of clarity, the Parties acknowledge and agree that an interpretative letter from the NASDAQ in response to the NASDAQ Request that (i) does not expressly confirm that the terms of the Class B Capital Stock relating to the Class B Directors (as described in the Certificate of Designations) do not violate NASD Rule 4351, or (ii) indicates that the Transaction violates any other applicable rule or regulation shall not constitute a NASDAQ Approval Letter and shall give rise to a termination right under Section 8.01(j).

Section 6.04 Filing of Certificate of Designations. Prior to the Closing, the Company shall adopt, execute, and file the Certificate of Designations with the Secretary of State of Delaware.

Section 6.05 Stockholder Meeting

(a) The Company shall, as soon as practicable following the execution of this Agreement, duly call, give notice of, convene, and hold a meeting of its stockholders (the “Company Stockholder Meeting”) for the purpose of approving the Transaction (the “Company Stockholder Approval”). The Company will, through the Company Board, recommend to its stockholders that the Company Stockholder Approval be given (the “Company Recommendation”) and shall not (i) withdraw, modify, or qualify (or propose to withdraw, modify, or qualify) in any manner adverse to Buyer such Company Recommendation; or (ii) take any action or make any statement in connection with the Company Stockholder Meeting inconsistent with such Company Recommendation (each of (i) and (ii) constituting, a “Change in Company Recommendation”); provided, however, that the Company may effect a Change in Company Recommendation if such action is taken in good faith taking into account advice from the Company’s financial and legal advisers to the effect that the failure to do so would be inconsistent with the Company Board’s fiduciary duties under Applicable Laws. Without limiting the generality of the foregoing, subject to Section 6.06(c), the Company’s obligations pursuant to the first sentence of this Section 6.05(a) shall not be affected by (i) the commencement, public proposal, public disclosure, or communication to the Company of any Alternative Proposal; or (ii) the withdrawal or modification by the Company Board of its approval or recommendation of the Transaction.

(b) The Company shall, as soon as practicable following the execution of this Agreement, prepare and file with the SEC a preliminary proxy statement relating to this Agreement and the Transaction and will use its reasonable best efforts to respond to any comments of the SEC and to cause the definitive proxy statement relating to this Agreement and the Transaction (the “Proxy Statement”) to be mailed to the Company’s stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC. The Company will notify Buyer promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information, and will supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the Transaction. If at any time prior to the Company Stockholder Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. The Company will not mail any Proxy Statement, or any amendment or supplement thereto, to which Buyer reasonably objects after being afforded the opportunity to review the same. Buyer shall cooperate with the Company in the preparation of the Proxy Statement and in responding to comments of the SEC, and Buyer shall promptly notify the Company if any information supplied by it for inclusion in the Proxy Statement shall have become false or misleading, and shall cooperate with the Company in disseminating the Proxy Statement, as so amended or supplemented, to correct any such false or misleading information.

Section 6.06 No Solicitation.

(a) After the date hereof and prior to Company Stockholder Approval, the Company will not, directly or indirectly, through any Company Subsidiary, Affiliate, officer, director, employee, agent, or representative or otherwise (i) solicit, initiate, or knowingly encourage, or take any other action to facilitate any inquiries or proposals that constitute, or would reasonably be expected to lead to, an Alternative Proposal; (ii) cooperate with, or furnish or cause to be furnished, any non-public information concerning the business, properties, or assets of the Company or any Company Subsidiaries, to any Person in connection with any Alternative Proposal; (iii) participate in any discussions or negotiations with any Person regarding any Alternative Proposal; (iv) approve, recommend, or permit the Company or any Company Subsidiary to enter into an agreement or understanding with any Person relating to any Alternative Proposal; or (v) vote for, execute a written consent (or equivalent instrument) in favor of, or otherwise approve or recommend or enter into any agreements or understandings with respect to any of the foregoing; provided, however, that this Section 6.06(a) shall not prohibit the Company or the Company Board, to the extent the Company Board determines in its good faith judgment that the failure to take such action would be inconsistent with its fiduciary duties to its stockholders under Applicable Laws, after taking into account the advice of outside legal counsel, from providing information to, participating in discussions with, or negotiating with any third party that delivers an Alternative Proposal that was not solicited in violation of this Section 6.06(a), subject to, and provided that the Company shall comply with, all of the following:

(x) In the event that the Company Board decides to entertain an Alternative Proposal by taking any of the actions referred to in clauses (ii), (iii), or (iv) above, the Company shall immediately orally notify Buyer to such effect, and shall furnish to Buyer an Alternative Proposal Notice (as defined hereinafter) in accordance with Section 6.06(d);

(y) Prior to the expiration of 30 days following delivery of an Alternative Proposal Notice to Buyer, the Company shall either (A) cease to entertain the Alternative Proposal, immediately discontinuing discussions with respect thereto, and notify Buyer in writing to such effect, or (B) notify Buyer in writing that the Company Board has determined that the Alternative Proposal is a Superior Proposal and deliver to Buyer a written notice setting forth the terms and conditions thereof (a “Superior Proposal Notice”);

(z) Within 10 days following Buyer’s receipt of a Superior Proposal Notice, Buyer shall have the right to either (A) propose terms alternative to the Superior Proposal, which the Company Board shall then consider in accordance with its fiduciary duties, and advise Buyer of the Company’s acceptance or rejection thereof within 5 Business Days, or (B) terminate this Agreement without any further obligation to the Company, or (C) notify the Company that Buyer elects neither (A) nor (B), in which case the other terms of this Section 6.06, including subsection (c), shall remain in effect and shall govern.

In the case of any Alternative Proposal, the Company and Buyer shall consult in good faith regarding the merits of any Alternative Proposal or Superior Proposal. In no event shall the Company make available any information to a Person involving an Alternative Proposal that has not previously been made available or is not concurrently made available to Buyer.

(b) Nothing contained in this Agreement shall prevent the Company Board from complying with Rule 14e-2 and Rule 14d-9 under the Exchange Act with regard to an Alternative Proposal, provided that the Company Board shall not recommend that the stockholders of the Company tender their shares in connection with a tender offer except to the extent the Company Board determines in its good faith judgment that the failure to make such a recommendation would be inconsistent with its fiduciary duties to its stockholders under Applicable Laws, after taking into account the advice of outside legal counsel (it being understood that disclosure by the Company of its receipt of an Alternative Proposal and the terms thereof shall not alone constitute a withdrawal or modification of such position or an approval or recommendation of such Alternative Proposal).

(c) Notwithstanding the foregoing, at any time before the Company Stockholder Approval, in response to a Superior Proposal which was unsolicited and which did not otherwise result from a breach of Section 6.06(a), the Company Board may (subject to this sentence), if it determines in good faith after consultation with outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties to the Company’s stockholders under Applicable Laws, terminate this Agreement and concurrently with such termination cause the Company to enter into a definitive acquisition agreement with respect to such Superior Proposal (the determination of whether a proposal is a Superior Proposal to be made after consideration of any modification proposed by Buyer), but only (i) at a time that is following Buyer’s receipt of the form of such definitive agreements containing the material terms and conditions of such Superior Proposal and identifying the Person making such Superior Proposal, and (ii) after the Company has made payment of the Termination Fee required by Section 8.02.

(d) The Company shall both notify Buyer orally and provide Buyer with a written notice promptly (but in no event later than 24 hours) after receipt by the Company (or any of its advisors) of any Alternative Proposal or of any request (other than in the ordinary course of business and not related to an Alternative Proposal) for non-public information relating to the Company or any Company Subsidiaries or for access to the properties, books, or records of the Company or any Company Subsidiary by any Person who is known to be considering making, or has made, an Alternative Proposal (an “Alternative Proposal Notice”). The Alternative Proposal Notice shall identify the Person making, and the terms and conditions of, any such Alternative Proposal, indication, or request. The Company shall keep Buyer fully informed, on a prompt basis (but in any event no later than 24 hours), of the status and details of any such Alternative Proposal, indication, or request.

(e) The Company shall, and shall cause the Company Subsidiaries and the directors, employees, and other agents of the Company and the Company Subsidiaries to, cease immediately and cause to be terminated all activities, discussions, or negotiations, if any, with any Persons conducted prior to the date hereof with respect to any Alternative Proposal.

Section 6.07 SEC Filings. In addition to such rights and obligations afforded to Buyer in Section 6.05 with respect to the Proxy Statement, Buyer shall be afforded the reasonable opportunity to review and comment upon all other SEC filings of the Company related to the Transaction.

Section 6.08 Public Announcements. The Parties shall use commercially reasonable efforts to develop a joint communications plan, and each Party shall use commercially reasonable efforts to ensure that all press releases and other public statements made by it with respect to the transactions contemplated hereby shall be consistent with such joint communications plan. Unless otherwise required by Applicable Laws or by obligations pursuant to any listing agreement with, or rules of, any securities exchange, the NASD, or the NASDAQ, each Party shall use commercially reasonable efforts to consult with, and use commercially reasonable efforts to accommodate, the comments of the other Parties before issuing any press release with respect to this Agreement or the transactions contemplated hereby.

Section 6.09 Cooperation; Reasonable Efforts. Without limiting the obligations of any Party under this Agreement, upon the terms and subject to the conditions contained in this Agreement, each Party shall cooperate in good faith with the other Party and shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper, or advisable under Applicable Laws, and execute and deliver such documents and other papers, as may be required to (i) carry out the provisions of this Agreement; (ii) consummate and make effective the Transaction; and (iii) otherwise cause the conditions to Closing set forth in Article VII to be satisfied. Each Party shall promptly notify the other Party after learning of the occurrence of any event or circumstance which would reasonably be expected to cause any condition to Closing set forth in Article VII not to be satisfied or to cause the Closing to be delayed. Without limiting the obligations of any Party under this Agreement, at any time prior to the Closing, upon the request of Buyer, the Company shall promptly advise Buyer in writing of the number of Pre-Closing EIP Shares as of the date of Buyer’s request.

Section 6.10 Fairness Opinion. The Company will provide Buyer with a true and complete copy of the executed Fairness Opinion as soon as practicable after its issuance. In addition, the Company will include an executed copy of the Fairness Opinion in the Proxy Statement.

Section 6.11 Survival or Representations and Warranties. All representations and warranties of the Parties contained in Articles IV and V of this Agreement, or in any certificate, document, or other instrument delivered in connection herewith, shall survive the Closing for a period of 18 months.

Section 6.12 No Company Issuances. Except as otherwise consented to in writing by Buyer (in its sole and absolute discretion), from and after the date hereof, and until the earlier of the Closing Date or the termination of this Agreement, the Company shall not (i) issue any shares of its capital stock, or securities convertible into or exercisable for shares of the Company’s capital stock, in any transaction in which Buyer would have had a preemptive right or top-up right under article V or sections 6.1 or 6.2 of the Investor Rights Agreement assuming that such agreement was fully-executed and in force at the time of such issuance; or (ii) enter into any agreement, arrangement, or commitment to do any of the foregoing.

Section 6.13 Restriction on Sale of Company Stock. From and after the date hereof and until the earlier of the Closing Date or the termination of this Agreement, Buyer shall not Transfer all or any portion of the shares of Common Stock beneficially owned by Buyer without the prior written consent of the Company.

Section 6.14 Acknowledgement Regarding Company NDA and Buyer NDA. The Parties acknowledge that, notwithstanding the execution of this Agreement, (i) the provisions of the Company NDA, including, without limitation, the provisions contained in section 6 thereof, remain in effect until the expiration or termination of the Company NDA; and (ii) the provisions of the Buyer NDA remain in effect until the expiration or termination of the Buyer NDA. The Parties further acknowledge and agree that (i) the Buyer Disclosure Letter and all of the information contained therein constitutes “Information” within the meaning of the Buyer NDA; and (ii) the Company Disclosure Letter and all of the information contained therein constitutes “Evaluation Material” within the meaning of the Company NDA.

Section 6.15 Voting. Buyer agrees to vote all shares of Common Stock beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by Buyer, over which Buyer exercises voting control, whether directly or indirectly, as of the record date for the Company Stockholder Meeting in favor of the Transaction at the Company Stockholder Meeting.

Section 6.16 DTE Transaction.

(a) Subject to Section 6.16(c), Buyer shall use commercially reasonable efforts to cause the transactions contemplated by the DTE Purchase Agreement to be consummated (in accordance with and subject to the terms and conditions of the DTE Purchase Agreement) contemporaneously with the Closing of the Transaction.

(b) Subject to Section 6.16(c), if the DTE Transaction is not consummated, or if less than all of the DTE Shares have been purchased by Buyer, as of immediately prior to the Closing of the Transaction, then, unless the Parties otherwise agree, upon the termination of the DTE Purchase Agreement in accordance with the terms thereof, the Company will have the option to sell, and the Buyer will be obligated to purchase, at the Closing, a number of shares of Class B Capital Stock, in addition to the Shares, convertible into a number of shares of Common Stock equal to 1,825,000 less the number of DTE Shares, if any, purchased by Buyer prior to the Closing upon the same terms and conditions as those relating to the sale and issuance of the Shares hereunder. Any such additional shares of Class B Capital Stock shall be deemed to be included in the definition of the term “Shares” and the purchase price paid for such shares shall be deemed to be included in the definition of the term “Class B Purchase Price” for all purposes of this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, nothing in Section 6.09 or this Section 6.16 shall (i) be deemed to be a waiver, modification, amendment, or consent by Buyer or the Company under any DTE Transaction Agreement or any other agreement or instrument executed in connection therewith; (ii) prevent or in any manner limit or restrict Buyer or the Company from exercising or enforcing any right under any DTE Transaction Agreement or any other agreement or instrument executed in connection therewith; (iii) require Buyer to consummate the DTE Transaction if Buyer is not obligated to do so under the DTE Purchase Agreement; (iv) require Buyer to breach or take any action it deems (in its sole and absolute discretion) to be inconsistent with its obligations under any DTE Transaction Agreement or any other agreement or instrument executed in connection therewith; (v) require Buyer to terminate any DTE Transaction Agreement if Buyer determines (in its sole and absolute discretion) that it is not entitled to do so under the terms thereof; or (vi) require Buyer or the Company to waive any right or condition, grant any consent, or agree to any amendment or modification under any DTE Transaction Agreement or any other agreement or instrument executed in connection therewith.

ARTICLE VII

CONDITIONS TO CLOSING

Section 7.01 Joint Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the Transaction shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by Applicable Laws, may be waived by mutual written agreement of the Parties:

(a) HSR Act. Any waiting period (and any extension thereof) under the HSR Act applicable to the consummation of the Transaction shall have expired or shall have been terminated.

(b) Exon-Florio Clearance. The Parties shall have received written notification from CFIUS of the termination of its review and/or investigation of the Transaction under the Exon-Florio Amendment without any action authorized under the Exon-Florio Amendment being commenced by the President of the United States.

(c) NASDAQ Request. The Company shall have made the NASDAQ Request.

(d) Approval of Company’s Stockholders. The Transaction shall have been approved by the requisite affirmative vote of the stockholders of the Company to the extent required by NASD rules, the DGCL, and the Company Charter.

(e) No Governmental Order. No Governmental Order or other legal restraint or prohibition shall be in effect preventing consummation of the Transaction or permitting such consummation, enforcement, or performance subject only to any condition or restriction that has had or would reasonably be expected to have (i) a material adverse effect on the Transaction, or (ii) a Company Material Adverse Effect.

(f) No Governmental Litigation. There shall not be any legal proceeding pending or threatened in writing in which a Governmental Authority is (i) challenging or seeking to restrain or prohibit the consummation of the Transaction; (ii) seeking to prohibit or limit in any material respect the ability of Buyer or any of its Affiliates to vote, receive dividends with respect to, or otherwise exercise ownership rights with respect to the capital stock of the Company beneficially owned by it; (iii) seeking to compel Buyer or any Affiliates thereof to Transfer, or hold in a different manner than currently held, any shares of the capital stock of the Company; (iv) seeking to alter the structure through which the Restricted Parties and/or Non-Party Buyer Affiliates hold their interests in the Company; or (v) threatening in writing to initiate legal proceedings for the purpose of taking any of the actions described in clauses (i) through (iv) above.

Section 7.02 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Transaction shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by Applicable Laws, may be waived by the Company:

(a) Payment by Buyer. Buyer shall have delivered the Class B Purchase Price and, if any True-Up Shares are to be issued at Closing, the True-Up Purchase Price.

(b) Registration Rights Agreement. Buyer shall have duly executed and delivered the Registration Rights Agreement.

(c) Investor Rights Agreement. Each of the Restricted Parties, shall have duly executed and delivered the Investor Rights Agreement.

(d) Closing Opinions; Certificates. The Company shall have received the closing opinions of Baker Botts L.L.P. (as to matters of New York and United States law) Harney Westwood and Riegels (as to matters of British Virgin Islands law), and in-house counsel for Interros (as to matters of Russian law), in each case dated the Closing Date and in a form and substance previously agreed to by the Company and the maker thereof, together with such other certificates, documents, and further assurances of Buyer as the Company shall reasonably request and which are reasonable and customary for a transaction such as the Transaction.

(e) Secretary’s Certificate. The Company shall have received from Buyer’s Secretary (or equivalent officer or agent) a certificate having attached thereto (i) resolutions approved by Buyer’s sole director authorizing the transactions contemplated hereby; and (ii) resolutions approved by Buyer’s stockholders authorizing the transactions contemplated hereby.

(f) Representations and Warranties. The representations and warranties of Buyer shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), and the Company shall have received a certificate from the sole director of Buyer to such effect.

(g) Covenants. Buyer shall have performed in all material respects all obligations and shall have complied in all material respects with all agreements and covenants of Buyer to be performed or complied with by it under this Agreement, and the Company shall have received a certificate from the sole director of Buyer to such effect.

(h) DTE Transaction. The DTE Transaction shall have been consummated.

(i) Schedule 5.13. Buyer shall have delivered to the Company a schedule listing, to Buyer’s actual knowledge after investigation, each Affiliate of a Restricted Party which, as of the Closing Date, is an entity that produces fuel cell products, Competing Products, or gas or oil fired heating appliances for residential or commercial use.

Section 7.03 Conditions to the Obligations of Buyer. The obligations of Buyer to consummate the Transaction shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by Applicable Laws, may be waived by Buyer:

(a) Certificates. The Company shall have duly executed and delivered to Buyer the Class B Certificate and, if any True-Up Shares are to be issued at Closing, the True-Up Share Certificate.

(b) No Material Adverse Effect. Since the date hereof, there shall not have been a Company Material Adverse Effect.

(c) Filing of the Certificate of Designations. The Certificate of Designations shall have been duly adopted and executed by the Company and duly filed with the Secretary of State of the State of Delaware in accordance with the DGCL, and the Company shall have delivered Buyer a copy of the executed Certificate of Designations as certified by the office of the Secretary of State of the State of Delaware.

(d) Effectiveness of Amendments to the Company’s By-laws. The Company shall have adopted the Amended and Restated By-laws of Plug Power Inc. attached hereto as Exhibit D (the “Amended By-Laws”).

(e) Requisite Board Vacancies. The requisite number of members of the Company Board shall have resigned or shall have been removed by the Company such that there are 4 vacancies on the Company Board.

(f) Registration Rights Agreement. The Company shall have duly executed and delivered the Registration Rights Agreement.

(g) Investor Rights Agreement. The Company shall have duly executed and delivered the Investor Rights Agreement.

(h) Opinion of Counsel. Buyer shall have received the closing opinion of Goodwin Procter LLP, counsel to the Company, dated the Closing Date, in a form and substance previously agreed to by the Buyer and Goodwin Procter LLP, together with such other certificates, documents and further assurances of the Company as Buyer shall reasonably request and which are reasonable and customary for a transaction such as the Transaction.

(i) Secretary’s Certificate. Buyer shall have received from the Company’s Secretary, a certificate having attached thereto (i) resolutions approved by the Company Board authorizing the transactions contemplated hereby, including the (A) filing of the Certificate of Designations and (B) approval of the Amended By-laws substantively in the form set forth in Exhibit D, and (ii) resolutions approved by the Company’s stockholders authorizing the consummation of the Transaction.

(j) Representations and Warranties. The representations and warranties of the Company shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), and Buyer shall have received a certificate from the Company’s President to such effect.

(k) Covenants. The Company shall have performed in all material respects all obligations, and shall have complied in all material respects with all agreements and covenants of the Company to be performed or complied with by it under this Agreement (including the covenants contained in Section 6.12), and Buyer shall have received a certificate from the Company’s President to such effect.

(l) Company Disclosure Letter. The Company shall have delivered to Buyer a disclosure letter (the “Company Disclosure Letter”), dated as of the Closing Date and duly executed by the Company’s Chief Financial Officer, that (w) updates all of the information contained in Section 4.08(b) as of the Closing Date; (x) describes in reasonable detail all issuances of the Company’s capital stock or securities issuable into or exercisable for shares of the Company’s capital stock made after the date hereof and prior to or on the Closing Date (other than issuances pursuant to this Agreement); (y) provides a schedule listing the issuance of Pre-Closing EIP Shares and provides reasonable detail regarding the calculation of the same, and such Company Disclosure Letter shall be true and correct; and (z) sets forth the calculation of the number of True-Up Shares.

ARTICLE VIII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing Date:

(a) by mutual written consent of the Parties duly authorized by the Company Board and sole director of Buyer;

(b) by either Buyer or the Company, if the Closing shall not have occurred on or before September 30, 2006 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement (including without limitation such Party’s obligations set forth in Section 6.09) has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; or

(c) by either Buyer or the Company, if any Governmental Authority (i) shall have issued an order, decree, or ruling or taken any other action (which the Parties shall have used their reasonable best efforts to resist, resolve, or lift, as applicable, in accordance with Section 6.09) restraining, enjoining, or otherwise prohibiting the Transaction, and such order, decree, ruling, or other action shall have become final and nonappealable; or (ii) shall have failed to issue an order, decree, or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling, or take such other action shall have become final and nonappealable (which order, decree, ruling, or other action the Parties shall have used their reasonable best efforts to obtain, in accordance with Section 6.09), in the case of each of clauses (i) and (ii) which is necessary to fulfill the conditions set forth in Sections 7.01(a), 7.01(b), 7.01(c), 7.01(e), and 7.01(f) as applicable; provided, however, that the right to terminate this Agreement under this Section 8.01(c) shall not be available to any Party whose failure to comply with Section 6.09 has been the cause of such action or inaction; or

(d) by either Buyer or the Company, if the Company Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Company Stockholder Meeting; or

(e) by Buyer, if the Company shall have (i) failed to make the Company Recommendation; (ii) effected a Change in Company Recommendation (or resolved to take any such action), whether or not permitted by the terms hereof; or (iii) breached its obligations under this Agreement by reason of a failure to call the Company Stockholder Meeting in accordance with Section 6.05(a), a failure to prepare and mail to its stockholders the Proxy Statement in accordance with Section 6.05(b), or failing to comply with the provisions of Section 6.06; or

(f) by Buyer, if the Company shall have materially breached or failed to perform any of its representations, warranties, covenants, or other agreements contained in this Agreement, such that the conditions set forth in Sections 7.03(j) or 7.03(k) are not capable of being satisfied on or before the Termination Date; or

(g) by Buyer, in accordance with Section 6.06(a); or

(h) by the Company, if Buyer shall have breached or failed to perform any of its respective representations, warranties, covenants, or other agreements contained in this Agreement, such that the conditions set forth in Sections 7.02(f) or 7.02(g) are not capable of being satisfied on or before the Termination Date; or

(i) by the Company in accordance with Section 6.06(c), provided that the Company has paid Buyer the Termination Fee and otherwise complied with all of the provisions of Sections 6.06; or

(j) by the Company or Buyer (x) if the Parties shall have not received the an interpretative letter from NASDAQ in response to the NASDAQ Request prior to the Company Stockholder Meeting, (y) if the NASDAQ Approval Letter is withdrawn, vacated, or otherwise superseded or adversely modified in any manner, or (z) within 5 Business Days after the Parties’ receipt of an interpretative letter from NASDAQ in response to the NASDAQ Request that does not constitute a NASDAQ Approval Letter.

The Party desiring to terminate this Agreement pursuant to this Section 8.01 (other than pursuant to Section 8.01(a)) shall give written notice of such termination to the other Party.

Section 8.02 Effect of Termination; Termination Fee.

(a) Subject to Section 8.02(b), in the event of the termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of Buyer or the Company and their respective directors, officers, employees, partners, managers, members, or stockholders and all rights and obligations of each Party shall cease, except for the agreements contained in Sections 6.08, 8.02, and Article IX; provided, however, that nothing contained in this Section 8.02 shall relieve either Party from liabilities or damages arising out of any fraud or willful breach by such Party of any of its representations, warranties, or covenants contained in this Agreement.

(b) If this Agreement is terminated (i) by the Company pursuant to Section 8.01(i) or (ii) by Buyer pursuant to Section 8.01(e) or Section 8.01(g), then the Company shall promptly pay to Buyer an amount in cash equal to the sum of (A) $5,431,250 (the “Termination Fee”) plus (B) an amount not to exceed, in the aggregate, $2,607,000 for the out-of-pocket expenses of Buyer, including reasonable fees and expenses of financial advisors, outside legal counsel, accountants, experts, and consultants, incurred by Buyer or on their respective behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and the transactions contemplated hereby (the “Buyer Expenses”, and together with the Termination Fee, the “Liquidated Amount”). Payment of the Termination Fee required by this Section 8.02(b) shall be payable by the Company to Buyer by wire transfer of immediately available funds (A) prior to a termination of this Agreement by the Company under Section 8.01(i) and (B) within three Business Days after the date of termination of this Agreement by Buyer under Section 8.01(e) or Section 8.01(g). Payment of the Buyer Expenses required by this Section 8.02(b) shall be payable by the

Company to Buyer by wire transfer of immediately available funds within three Business Days after the date on which Buyer provides the Company with reasonable documentation of such Buyer Expenses. In the event that the Company shall fail to pay the Termination Fee or any Buyer Expenses when due, the Company shall pay the costs and expenses (including legal fees and expenses) incurred in connection with any action, including the prosecution of any lawsuit or other legal action, taken to collect payment, together with interest on such unpaid Termination Fee and Buyer Expenses, commencing on the date that the Termination Fee or such Buyer Expenses became due, at a rate equal to the rate of interest publicly announced by the Bank of New York from time to time, in the City of New York, as such bank’s prime rate plus 1.00%.

(c) Notwithstanding anything to the contrary in this Agreement, Buyer hereto expressly acknowledges and agrees that, with respect to any termination of this Agreement pursuant to Section 8.01(i), Section 8.01(e), or Section 8.01(g) in circumstances where the Liquidated Amount is payable in accordance with Section 8.02(b), the payment of the Liquidated Amount shall constitute liquidated damages with respect to any claim for damages or any other claim which Buyer would otherwise be entitled to assert against the Company or any of the Company Subsidiaries or any of their respective assets, or against any of their respective directors, officers, employees, partners, managers, members, or stockholders, with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to Buyer. The Parties expressly acknowledge that, in light of the difficulty of accurately determining actual damages with respect to the foregoing upon any termination of this Agreement pursuant to Section 8.01(i), Section 8.01(e), or Section 8.01(g) in circumstances where the Liquidated Amount is payable in accordance with Section 8.02(b), the rights to payment under Section 8.02(b): (i) constitute a reasonable estimate of the damages that will be suffered by reason of any such proposed or actual termination of this Agreement pursuant to Section 8.01(i), Section 8.01(e), or Section 8.01(g); and (ii) shall be in full and complete satisfaction of any and all damages arising as a result of the foregoing. Except for nonpayment of the amounts set forth in Section 8.02(b), Buyer hereby acknowledges that, upon any termination of this Agreement pursuant to Section 8.01(i), Section 8.01(e), or Section 8.01(g) in circumstances where the Liquidated Amount is payable in accordance with Section 8.02(b), in no event shall Buyer (A) seek to obtain any recovery or judgment against the Company or any of the Company Subsidiaries or any of their respective assets, or against any of their respective directors, officers, employees, partners, managers, members or stockholders, and (B) be entitled to seek or obtain any other damages of any kind, including consequential, indirect, or punitive damages.

ARTICLE IX

GENERAL PROVISIONS

Section 9.01 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable, delegable, or otherwise transferable by either Party without the prior written consent of the other Party.

Section 9.02 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person (including DTE Foundation, DTE Energy Company, DTE Energy Ventures, Inc., or their respective Affiliates), other than the Parties and their successors and permitted assigns, any legal or equitable rights hereunder.

Section 9.03 Expenses. Whether or not the Transaction is consummated, and except as otherwise provided this Agreement (including Section 8.02(b)), all fees, costs, and expenses incurred in connection with this Agreement and the Transaction shall be paid by the Party incurring such fees, costs, or expenses.

Section 9.04 Amendments. No amendment or modification to this Agreement shall be effective unless it shall be in writing and signed by each of the Parties.

Section 9.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing, in English, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if to or from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received; (ii) if delivered by nationally recognized overnight carrier, 1 Business Day after timely delivery to such carrier; (iii) if delivered by a recognized international express courier service, 2 Business Days after timely delivery to such carrier; (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this Section 9.05:

(i) if to the Company, to:

PLUG POWER INC.

968 Albany-Shaker Road

Latham, NY 12110

Attention: General Counsel

Facsimile: (518) 782-7884

with a copy to (which shall not constitute notice):

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109-2881

Attention: Robert P. Whalen, Jr.

Facsimile: (617) 523-1231

(ii) if to Buyer, to:

SMART HYDROGEN INC.

c/o ZAO Interros Holding Company

9 Bolshaya Yakimanka Street

Moscow 119180, Russia

Attention: Marianna Zakharova

Facsimile: +7 495 785 6362

with a copy to (which shall not constitute notice):

BAKER BOTTS L.L.P.

The Warner

1299 Pennsylvania Avenue, N.W.

Washington, DC 20004-2400

Attention: Gregory J. Golden

Facsimile: (202) 585-1025

Section 9.06 Exhibits. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

Section 9.07 Certain Acknowledgements.

(a) No Violation of Company NDA. The Parties hereby acknowledge that neither the execution and delivery by Buyer of this Agreement, nor the consummation of the Transaction by the Buyer, shall, in and of itself, constitute a violation of the Company NDA.

(b) Independence of Class B Directors. The Parties hereby acknowledge that, for such time that the holders of a majority of the outstanding Shares are provided the right to appoint any Class B Directors pursuant to the Investors Rights Agreement, the fact that the Class B Directors are appointed in such manner shall not, in and of itself, cause a Class B Director to be not independent under applicable NASD rules.

Section 9.08 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any Applicable Laws or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transaction is consummated as originally contemplated to the greatest extent possible.

Section 9.09 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of the Parties to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of a Party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 9.09.

Section 9.10 Entire Agreement; Termination of Term Sheet. The Transaction Agreements embody the entire agreement and understanding of the Parties in respect of the Transaction. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. The Transaction Agreements supersede all prior agreements and understandings between the Parties with respect to Transaction, including any and all term sheets between Buyer and the Company, but excluding the Company NDA and Buyer NDA, which shall continue in full force and effect until terminated in accordance with the terms thereof or pursuant to the Investor Rights Agreement.

Section 9.11 Dispute Resolution. (a) The Parties shall endeavor to resolve any dispute, claim, or controversy arising out of or relating to this Agreement (including, but not limited to, the negotiation, validity, performance breach or termination thereof) (each, a “Dispute”) by non-binding mediation under the CPR Mediation Procedure then currently in effect. The mediator will be selected upon mutual agreement of the Parties. Any Dispute which remains unresolved 30 days after the appointment of a mediator (or if the Parties are unable to agree upon a mediator within 30 days after a Party notifies another Party of a Dispute in writing), shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration, Revised and Effective June 15, 2005 (the “Rules”). A tribunal of three arbitrators will preside over any Dispute(s) (the “Tribunal”). Each Party shall appoint one arbitrator to the Tribunal. Within 30 days of the appointment of the second arbitrator, the two party-appointed arbitrators shall appoint a third arbitrator, who shall chair the Tribunal (the “Chairperson”). In the event the Party-appointed arbitrators are unable to agree on the Chairperson, the Chairperson will be selected as provided in Rule 6 of the Rules. Under no circumstances shall the Chairperson be either an American or Russian citizen. The place of arbitration shall be New York, New York and the language of the arbitration shall be English. Upon the request of a Party, there shall be simultaneous translation of all communications with the Tribunal into English or Russian, as the case may be. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon or other enforcement of the award rendered by the Tribunal may be entered by the United States District Court for the Southern District of New York.

(a) Unless otherwise agreed by the Parties, the Tribunal’s decision and award shall be made and delivered within 30 days of the conclusion of the arbitration. The Parties acknowledge that the Tribunal shall have the authority, with respect to any Dispute, to provide any and all relief, whether legal, equitable, or otherwise, and award any damages or remedy that a federal court in New York could provide or award with respect to such Dispute. The Tribunal shall have no jurisdiction, power, or authority to decide or award punitive or exemplary damages. It is the expressed intention of the Parties to mutually waive the right to seek or recover such damages from the other.

(b) The Parties shall share equally the costs of an arbitration pursuant to this Section 9.11, except as otherwise provided herein. The Tribunal may in its discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing Party) against any Party to a proceeding. Any Party unsuccessfully refusing to comply with an award of the Tribunal shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by the other Party in enforcing the award.

(c) Each Party irrevocably waives any objection to proceeding before the Tribunal in New York, to the extent provided in this Section 9.11, based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim that arbitration in accordance with these provisions has been brought in an inconvenient forum. Each of the Parties hereby consents to service of notice for any arbitration pursuant to this Section 9.11 as provided for in Rule 2 of the Rules.

(d) Notwithstanding the foregoing, the Parties hereby consent to the sole and exclusive jurisdiction of the United States District Court for the Southern District of New York for any action, suit, or proceeding to compel arbitration pursuant to this Section 9.11, seek a preliminary injunction or other provisional judicial relief in aid of arbitration with respect to any Dispute, or obtain judgment upon or other enforcement of any award or decision rendered by the Tribunal pursuant to this Section 9.11, and the Parties agree that the foregoing provisions requiring non-binding mediation and arbitration of Disputes shall not apply to any such action, suit or proceeding. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the United States District Court for the Southern District of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum. Each of the Parties further agrees that service of any process, summons, notice or document by U.S. registered mail (with respect to any address in the United States) or by a recognized international express courier service, including, without limitation, International Federal Express (with respect to any address outside of the United States) to such Party’s then current address for notice pursuant to Section 9.05 shall be effective service of process for any action, suit, or proceeding brought against it in such court. Each of the Parties agrees that its or his submission to jurisdiction and its or his consent to service of process in the manner described above is made for the express benefit of the other Parties.

(e) The procedures specified in this Section 9.11 shall be the sole and exclusive procedures for the resolution of Disputes.

Section 9.12 Governing Law. This Agreement shall be governed by and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

Section 9.13 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 9.14 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when such counterparts have been signed by each of the Parties and delivered to the other Party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

PLUG POWER INC.

By:	/s/ ROGER SAILLANT
Name:	Roger Saillant
Title:	CEO and President

SMART HYDROGEN INC.

By:	/s/ SERGEY POLIKARPOV
Sergey Polikarpov Director

[Signature page to Stock Purchase Agreement]

EXHIBIT A

Omitted

EXHIBIT B

Omitted

EXHIBIT C

Omitted

EXHIBIT D

AMENDED AND RESTATED

BY-LAWS

OF

PLUG POWER INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the majority of the Board of Directors, the Chairman of the Board, if one is elected, or the President, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Special Meetings. Except as otherwise required by law and subject to the rights, if any, of the holders of any series of preferred stock, special meetings of the stockholders of the Corporation may be called only by the President, the Chief Executive Officer, the Chairman of the Board, if one is elected, or the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office.

SECTION 3. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an Annual Meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this By-law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, such other business must be a proper matter for stockholder action, and such stockholder be present at such meeting, either in person or by representative. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything to the contrary provided herein, for the first Annual Meeting following the initial public offering of common stock of the Corporation, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of the 90th day prior to the scheduled date of such Annual Meeting or the 10th day following the day on which public announcement of the date of such Annual Meeting is first made or sent by the Corporation. In no event shall the public announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s Annual Meeting, a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this By-law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(1) Subject to the rights, if any, of the holders of any series of preferred stock, only such persons who are nominated in accordance with the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. If the Board of Directors or a designated committee thereof determines that any stockholder proposal or nomination was not made in a timely fashion in accordance with the provisions of this By-law or that the information provided in a stockholder’s notice does not satisfy the information requirements of this By-law in any material respect, such proposal or nomination shall not be presented for action at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal or nomination in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the stockholder proposal or nomination was made in accordance with the terms of this By-law. If the presiding officer determines that any stockholder proposal or nomination was not made in a timely fashion in accordance with the provisions of this By-law or that the information provided in a stockholder’s notice does not satisfy the information requirements of this By-law in any material respect, such proposal or nomination shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal or nomination was made in accordance with the requirements of this By-law, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal or nomination.

(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (including, without limitation, a Form 8-K) pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of preferred stock to elect directors under specified circumstances.

SECTION 4. Matters to be Considered at Special Meetings. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law.

SECTION 5. Notice of Meetings; Adjournments. A written notice of each Annual Meeting stating the hour, date and place of such Annual Meeting shall be given by the Secretary or an Assistant Secretary (or other person authorized by these By-laws or by law) not less than 10 days nor more than 60 days before the Annual Meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or under these By-laws, is entitled to such notice, by delivering such notice to him or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Such notice shall be deemed to be given when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.

Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual Meeting or special meeting of stockholders need be specified in any written waiver of notice.

The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 3 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under Section 3 of this Article I of these By-laws.

When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or these By-laws, is entitled to such notice.

SECTION 6. Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 5 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 7. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the Corporation, unless otherwise provided by law or by the Certificate. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting before being voted. Except as otherwise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.

SECTION 8. Action at Meeting. When a quorum is present, any matter before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election by stockholders shall be determined by a plurality of the votes (of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors), except where a larger vote is required by law, by the Certificate or by these By-laws. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

SECTION 9. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least 10 days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 10. Presiding Officer. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the President, shall preside at all Annual Meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 5 and 6 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 11. Voting Procedures and Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2. Number and Terms. Subject to the rights, if any, of the holders of any series of preferred stock, the number of directors of the Corporation shall be fixed by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Subject to the rights, if any, of the holders of any series of preferred stock to elect directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Subject to the rights, if any, of the holders of any series of preferred stock to elect directors, when the number of directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

SECTION 5. Removal. Directors may be removed from office in the manner provided in the Certificate.

SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine without notice other than such resolution.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, telex, telecopy, telegram, or other written form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if faxed, telexed or telecopied, or when delivered to the telegraph company if sent by telegram.

When any Board of Directors meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the hour, date or place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken of the hour, date and place to which the meeting is adjourned.

A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 9 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, a majority of the directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect from its number one or more committees, including, without limitation, an Executive Committee, a Compensation Committee, a Stock Option Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. Subject to the rights, if any, of the holders of any series of preferred stock, all members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, to the extent permitted by law, but no such rescission shall have retroactive effect.

SECTION 15. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the Directors then in office.

SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation’s business. If there is no Chairman of the Board or if he or she is absent, the President shall preside, when present, at all meetings of stockholders and of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

SECTION 10. Chairman of the Board. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.

Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant

Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

It shall be the duty of each stockholder to notify the Corporation of his or her post office address and any changes thereto.

SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation.

(b) “Officer” means any person who serves or has served the Corporation as an officer appointed by the Board of Directors of the Corporation;

(c) “Non-Officer Employee” means any person who serves or has served as an employee of the Corporation, but who is not or was not a Director or Officer;

(d) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative;

(e) “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(f) “Corporate Status” describes the status of a person who (i) in the case of a Director, is or was a director of the Corporation and is or was acting in such capacity, (ii) in the case of an Officer, is or was an officer, employee, trustee or agent of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such Officer is or was serving at the request of the Corporation, and (iii) in the case of a Non-Officer Employee, is or was an employee of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such Non-Officer Employee is or was serving at the request of the Corporation. For purposes of subsection (ii) of this Section 1(f), an officer or director of the Corporation who is serving as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation;

(g) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding; and

(h) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2. Indemnification of Directors and Officers. Subject to the operation of Section 4 of this Article V, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director’s rights to Indemnification under these by-laws.

SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

SECTION 4. Good Faith. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition. The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such

Director is involved by reason of such Director’s Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) Advancement to Officers. The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer in connection with any Proceeding in which such is involved by reason of such Officer’s Corporate Status upon the receipt by the Corporation of a statement or statements from such Officer requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Officer is not entitled to be indemnified against such Expenses.

(b) Advancement to Non-Officer Employees. The Corporation may, at the discretion of the Board of Directors or of any Officer who is authorized to act on behalf of the Corporation, advance any or all Expenses incurred by or on behalf of any Non-Officer Employee in connection with any Proceeding in which such Non-Officer Employee is involved by reason of such Non-Officer Employee’s Corporate Status upon the receipt by the Corporation of a statement or statements from such Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such Non-Officer Employee to repay any Expenses so advanced if it shall ultimately be determined that such Non-Officer Employee is not entitled to be indemnified against such Expenses.

SECTION 7. Contractual Nature of Rights. The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. If a claim for indemnification or advancement of Expenses hereunder by a Director or Officer is not paid in full by the Corporation within (a) 60 days after receipt by the Corporation’s of a written claim for indemnification, or (b) in the case of a Director, 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification or, in the case of a Director, advancement of Expenses, under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification or advancement is not permissible.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. Except as otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on the last day of December of each year.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or Executive Committee may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this Corporation.

SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the Amended and Restated Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

SECTION 8. Amendment of By-laws.

(a) Amendment by Directors. Subject to the rights, if any, of the holders of any series of preferred stock, and except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose, by the affirmative vote of at least two-thirds of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

Adopted April 10, 2006 and effective as of                             , 2006.

APPENDIX B

FORM OF

CERTIFICATE OF DESIGNATIONS

OF

CLASS B CAPITAL STOCK, A SERIES OF PREFERRED STOCK

OF

PLUG POWER INC.

PLUG POWER INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that, pursuant to the authority conferred by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”, which term includes this Certificate of Designations) and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Corporation (the “Board of Directors”) on April 10, 2006 duly adopted a resolution authorizing the creation of a series of preferred stock, par value $0.01 per share (designated as Class B Capital Stock, a series of preferred stock), such series to consist of Four Hundred Thirteen Thousand Two Hundred Fifty (413,250) shares, and to have the voting powers, preferences and the relative, participating, optional or other special rights, and qualifications, limitations or restrictions as follows:

Section 1. Designation and Amount. The shares of such series of preferred stock shall be designated as Class B Capital Stock, a series of preferred stock (“Class B Capital Stock”) and the number of shares initially constituting such series shall be Four Hundred Thirteen Thousand Two Hundred Fifty (413,250), which number may be increased or decreased by the Board of Directors without a vote of stockholders; provided, however, that no decrease shall reduce the number of shares of Class B Capital Stock to a number less than the number of shares of Class B Capital Stock then outstanding plus the number of shares of Class B Capital Stock reserved for issuance upon the exercise of outstanding options, rights or warrants for, or upon the conversion of any outstanding securities issued by the Corporation convertible into, Class B Capital Stock.

Section 2. Voting Rights of Class B Capital Stock.

(a) General Voting Rights. Except as set forth in subsections (b) and (c) below, the holders of the Class B Capital Stock shall have the right to vote, together with the Common Stock, par value $0.01 per share, of the Corporation (“Common Stock”) as a single class, on all matters requiring stockholder action, each holder of shares being entitled to the number of votes equal to the number of whole shares of Common Stock issuable upon conversion of the shares of Class B Capital Stock held by such holder.

(b) Appointment of Directors. During the Class B Period (as defined below), the holders of a majority of the outstanding shares of Class B Capital Stock shall be entitled to appoint the following number of directors (each a “Class B Director” and, together, the “Class B Directors”) to the Board of Directors:

(i) for so long as the size of the Board of Directors is eleven (11) and the Class B Percentage (as defined below) is equal to or greater than thirty percent (30%), the number of Class B Directors shall be four (4);

(ii) for so long as the size of the Board of Directors is eleven (11) and the Class B Percentage is equal to or greater than twenty-five percent (25%) but less than thirty percent (30%), the number of Class B Directors shall be three (3);

(iii) for so long as the size of the Board of Directors is eleven (11) and the Class B Percentage is equal to or greater than fifteen percent (15%) but less than twenty-five percent (25%), the number of Class B Directors shall be two (2);

(iv) for so long as the size of the Board of Directors is eleven (11) and the Class B Percentage is equal to or greater than ten percent (10%) but less than fifteen percent (15%), the number of Class B Directors shall be one (1); and

(v) if the size of the Board of Directors shall be increased or decreased to a number other than eleven (11) during the Class B Period, then, from and after such event, the number of Class B Directors shall equal the greater of (A) one (1) and (B) the whole number that causes the percentage obtained by dividing the number of Class B Directors by the size of the Board of Directors to equal as nearly as possible the Class B Percentage at such time; provided, that, in the event that the differences between the Class B Percentage and the percentages of the size of the Board of Directors calculated based on a lesser number of Class B Directors and a greater number of Class B Directors are equal, the number of Class B Directors shall equal such lesser number.

The “Class B Period” shall mean the period commencing on the date of the initial issuance of shares of Class B Capital Stock and ending on the first date upon which the Class B Percentage is less than ten percent (10%).

The “Class B Percentage,” as of a particular date, shall mean the percentage obtained by performing the following calculation:

            (Applicable Shares as of such date)

(Total Outstanding Shares as of such date)

where:

“Applicable Shares”, as of a particular date, means (A) the sum of (i) the aggregate number of shares of Common Stock purchased by Smart Hydrogen Inc. from GE Power Systems Equities, Inc. pursuant to that certain Stock Purchase Agreement dated as of December 30, 2005 that are owned by holders of Class B Capital Stock as of such date (not to exceed 2,714,700 shares (as adjusted for future stock splits, reverse stock splits, stock dividends, reclassifications, reorganizations, or similar events)), plus (ii) the aggregate number of shares of Common Stock purchased by any holder of Class B Capital Stock from DTE Energy Foundation pursuant to that certain Stock Purchase Agreement dated as of April 10, 2006 that are owned by holders of Class B Capital Stock as of such date (not to exceed 1,825,000 shares (as adjusted for future stock splits, reverse stock splits, stock dividends, reclassifications, reorganizations, or similar events)); plus (iii) the aggregate number of shares of Common Stock issuable upon conversion of all of the outstanding shares of Class B Capital Stock at the then-applicable Conversion Rate (as defined herein) as of such date; plus (iv) the aggregate number of shares of Common Stock purchased by holders of the Class B Capital Stock pursuant to that certain Stock Purchase Agreement dated as of April 10, 2006 entered into by and between Smart Hydrogen, Inc., a company organized under the laws of the British Virgin Islands (the “Initial Purchaser”) and the Corporation that are owned by the holders of Class B Capital Stock as of such date; plus (v) the aggregate number of shares of Common Stock purchased by holders of the Class B Capital Stock pursuant to the “Preemptive Rights” and “Top Up Rights” as defined and contained in that certain Investor Rights Agreement entered into by and among the Corporation and the other parties named therein on or around                     , 2006 (the “Investor Rights Agreement”), or issuable to holders of Class B Capital Stock upon conversion of other equity securities purchased by the holders of Class B Capital Stock pursuant to the “Preemptive Rights” and “Top Up Rights” as defined and contained in the Investor Rights Agreement, provided that no additional consideration is required to be paid to the Corporation upon such conversion, in each case, which shares of Common Stock are owned by holders of Class B Capital Stock as of such date; plus (vi) the aggregate number of shares of Common Stock issued by the Corporation to the holders of Class B Capital Stock pursuant to dividends or other distributions declared by the Corporation in respect of the Class B Capital Stock or any other shares of Common Stock or other equity securities of the Corporation described in clauses (i) through (v) above, or issuable to holders of Class B Capital Stock upon conversion of other equity securities issued by the Corporation to the holders of Class B Capital Stock pursuant to dividends or other distributions declared by the Corporation in respect of the Class B Capital Stock or any other shares of Common Stock or other equity securities of the Corporation described in clauses (i) through (v) above, in each case, which shares of Common Stock are owned by holders of the Class B Capital Stock as of such date; minus (B) the aggregate number of shares of Common Stock acquired by a holder of the Class B Capital Stock in violation of the Investor Rights Agreement that are owned by holders of Class B Capital Stock as of such date; and

“Total Outstanding Shares”, as of a particular date, means the sum of (i) the aggregate number of issued and outstanding shares of Common Stock as of such date; plus (ii) the aggregate number of shares of Common Stock issuable upon conversion of all of the outstanding shares of Class B Capital Stock at the then-applicable Conversion Rate as of such date; plus (iii) the aggregate number of shares of Common Stock issuable upon conversion of all other issued and outstanding securities of the Corporation as of such date, provided that no additional consideration is required to be paid to the Corporation upon such conversion.

(c) Special Voting Rights. During the period commencing on the date of the initial issuance of shares of Class B Capital Stock and ending on the first date upon which the Class B Percentage is less than twenty percent (20%), the Corporation shall not take any of the following actions (or enter into a binding agreement to take any such action) without obtaining prior approval by the holders of a majority of the outstanding shares of Class B Capital Stock (“Class B Stockholder Action”):

(i) change the size of the Board of Directors;

(ii) sell or issue any shares of Class B Capital Stock, except in connection with any subdivision or stock split of, or stock dividend on the Class B Capital Stock which does not affect the relative ownership of the Corporation by the holders of outstanding Class B Capital Stock;

(iii) purchase or otherwise acquire any business or assets (including, without limitation, through a merger, consolidation, stock purchase, or acquisition of assets) in a single transaction or series of related transactions, if the purchase price paid for such business or assets exceeds the greater of (A) thirty percent (30%) of the total assets of the Corporation on a consolidated basis as of the most recent date for which the Corporation has financial information available (or, at the Corporation’s option, as of the end of the most recent fiscal quarter of the Corporation ended more than forty-five (45) days (or less, if such financial information is available) prior to the date of calculation) or (B) One Hundred Five Million Dollars ($105,000,000);

(iv) except (x) to the extent that such action is necessary (in the written opinion of the Corporation’s counsel) for the Corporation to comply with applicable law, including the DGCL, or (y) in connection with the acquisition of the Corporation in a transaction approved by the Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or acquisition of all or substantially all of the Corporation’s assets), make any amendment or modification to the Certificate of Incorporation or the bylaws of the Corporation (the “Bylaws”) that would:

(A) alter or modify the requirements for amending the Certificate of Incorporation or the Bylaws;

(B) materially change, substitute, enlarge, or diminish the nature of the Corporation’s business or its corporate powers and purposes;

(C) alter or modify any procedure of the Corporation relating to the designation, nomination, appointment, election, or removal of, or qualifications for, any director;

(D) alter or modify the rights of stockholders to propose business to be considered at a stockholder meeting;

(E) alter or modify the requirements relating to any action to be taken by the stockholders of the Corporation at an annual or special meeting of stockholders, including the rights of the stockholders to vote by proxy or otherwise;

(F) alter or modify the requirements relating to any action to be taken by the directors at any regular or special meeting or by unanimous written consent;

(G) alter or modify the notice, quorum, or adjournment requirements for any stockholder meeting or meeting of the Board of Directors;

(H) rescind or otherwise limit the ability of directors to participate in regular or special meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other;

(I) alter or modify the requirements by which the Board of Directors may create committees and delegate power thereto;

(J) alter or modify the classes or terms of the Corporation’s directors;

(K) alter or modify the Corporation’s director remuneration policies in any manner providing disparate benefits to any particular class of directors or director, including the Class B Directors; or

(L) alter or modify the Corporation’s indemnification obligations with respect to each director pursuant to the Certificate of Incorporation and/or the Bylaws in a manner that diminishes such obligations; or

(v) except (x) to the extent that such action is necessary (in the written opinion of the Corporation’s counsel) for the Corporation to comply with applicable law, including the DGCL, or (y) in connection with the acquisition of the Corporation in a transaction approved by the Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or acquisition of all or substantially all of the Corporation’s assets), make any amendment to the Certificate of Incorporation or Bylaws that would adversely affect the rights of the holders of Class B Capital Stock contained therein in any respect that is different from the effect on the rights of holders of Common Stock, including, without limitation, any amendment that would:

(A) increase the rights or preferences of any series or class of stock having rights or preferences that are junior to the Class B Capital Stock so as to make the rights or preferences of such series or class equal or senior to the Class B Capital Stock;

(B) reclassify the Class B Capital Stock in any manner that would diminish the rights and preferences of the Class B Capital Stock;

(C) alter or modify the convertibility rights and features (including without limitation the adjustment provisions relating to conversion) of the Class B Capital Stock;

(D) restrict the rights of the holders of the Class B Capital Stock to appoint and remove the Class B Directors or to approve the matters set forth in this Section 2(c) via Class B Stockholder Action;

(E) restrict the rights of the holders of the Class B Capital Stock to call a special meeting of the stockholders of the Corporation as set forth in Section 8 of this Certificate of Designations;

(F) alter or modify any provision of this Certificate of Designations relating to the Class B Directors, including without limitation provisions relating to the number, appointment, removal, term, qualifications, independence of the Class B Directors, or the right of the Class B Directors to serve on committees of the Board of Directors; or

(G) otherwise modify or alter any of the rights, privileges, preferences, limitations, or other features of the Class B Capital Stock, including without limitation, rights relating to liquidation, dividends, voting, or conversion.

Notwithstanding the foregoing, amendments or modifications to the Bylaws otherwise requiring approval by Class B Stockholder Action pursuant to this Section 2(c) may be made by the stockholders of the Corporation pursuant to Article VIII, Section 2 of the Certificate of Incorporation without Class B Stockholder Action; provided that the Board of Directors shall not propose or recommend that stockholders approve any such amendment or modification without previously obtaining approval by Class B Stockholder Action.

Section 3. Class B Directors.

(a) Term. The Class B Directors appointed pursuant to the provisions of Section 2(b) of this Certificate of Designations shall not be divided into classes pursuant to the Certificate of Incorporation. The Class B Directors shall remain as directors until their death, removal, resignation or the conclusion of the Class B Period.

(b) Qualification. Each Class B Director shall have a background and business experience consistent with service on a board of directors of a U.S. public company of similar size to the Corporation; provided, however, that no Class B Director shall be required to have ever served as an officer or director of a U.S. company. No person may be appointed or continue to serve as a Class B Director at any time if, within five years of such time, any of the events described in Items 401(f)(1)-(6) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”) (or any successor regulation) occurred (without regard for whether such event would be considered material).

(c) Independence. The number of Class B Directors that must qualify as “independent” under Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market (the “NASD Rules”) (or any successor regulation) shall be determined as follows:

(i) if the number of Class B Directors exceeds 4, then at least 50% of the Class B Directors shall be independent;

(ii) if there are 4 Class B Directors, then at least 2 Class B Directors shall be independent;

(iii) if there are 2 or 3 Class B Directors, then at least 1 Class B Director shall be independent; and

(iv) if there is 1 Class B Director, then such Class B Director need not be independent.

For the purposes of this Section 3(c), any vacancy among the Class B Directors shall be counted as an independent director.

(d) Committees. During the Class B Period, the Class B Directors shall be proportionately represented on each committee of the Board of Directors, including any ad hoc committee formed for a specific purpose (each, a “Committee”), except as otherwise set forth in this Section. Proportionate representation shall be deemed satisfied by having one Class B Director on any Committee comprised of five or fewer members. During the Class B Period and subject to the qualification requirements and other terms described in this Section 3, each Committee shall, at a minimum, include at least one Class B Director. Notwithstanding the foregoing, with respect to a particular Committee, Class B Directors need not be represented to the extent that:

(i) such Committee is formed for the purpose of considering, recommending, approving, or ratifying a transaction in which one or more (but less than all) directors have an interest and there are not a sufficient number of Class B Directors who are disinterested in such transaction as determined by the Board of Directors after consultation with legal counsel; or

(ii) the Board of Directors, after consultation with legal counsel, has determined that a sufficient number of Class B Directors do not meet the qualifications for serving on such Committee required by applicable law or stock exchange rule, which shall include, without limitation, the requirements that:

(A) members of the Compensation Committee of the Board of Directors qualify as Non-Employee Directors pursuant to Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor regulation), as outside directors pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor regulation), and as “independent directors” under NASD Rule 4200(a)(15) (or any successor regulation);

(B) members of the Corporate Governance and Nominating Committee of the Board of Directors qualify as “independent directors” under NASD Rule 4200(a)(15) (or any successor regulation); and

(C) members of the Audit Committee of the Board of Directors qualify as “independent” under Exchange Act Rule 10A-3(b)(1) and as “independent directors” under NASD Rule 4200(a)(15) (or any successor regulation).

(e) Notification of Appointment; Policies Applicable to Directors. Each Class B Director shall be required, as a condition to such person’s service as a director, to make such acknowledgements, enter into such agreements and provide such information as the Board of Directors requires of all directors at such time, including without limitation, with respect to confidentiality and the Corporation’s code of ethics, insider trading policy, and Section 16 reporting procedures.

Section 4. Removal.

(a) Removal via Class B Stockholder Action. A Class B Director may be removed at any time, with or without Cause (as defined below) by Class B Stockholder Action.

(b) Removal Following Decrease in Number of Class B Directors. In the event that the number of Class B Directors is decreased pursuant to the terms of this Certificate of Designations and the number of Class B Directors sufficient to effect such decrease have not previously resigned or been removed by a Class B Stockholder Action, the Corporation shall notify the holders of the Class B Capital Stock in writing at the address of record with the Corporation for such holder of the need to effect such resignation or removal, which notice shall include documentation evidencing the circumstances that resulted in the decrease in the number of Class B Directors. If the appropriate number of Class B Directors have not resigned or been removed by a Class B Stockholder Action within thirty (30) days of the date of the Corporation’s notice, then a majority of the members of the Board of Directors (excluding the Class B Directors) may remove the number of Class B Directors sufficient to effect such decrease, and the Corporation shall promptly thereafter notify the holders of Class B Capital Stock of such action.

(c) Removal Following Certain Events. In the event that the Board of Directors determines at any time that, within the last five years of such time, any of the events described in Items 401(f)(1)-(6) of Regulation S-K (or any successor regulation) occurred (without regard to whether such event would be considered material) with respect to a Class B Director, then such Class B Director shall resign or be removed by Class B Stockholder Action. If such Class B Director or the holders of Class B Capital Stock fail to take such action, then the Corporation may notify the holders of Class B Capital Stock in writing at the address of record with the Corporation for such holder of the need to remove such Class B Director, which notice shall describe the circumstances that warrant such action. If the Class B Director has not resigned or been removed by Class B Stockholder Action within thirty (30) days of the date of the Corporation’s notice, then a majority of the Board of Directors (excluding the Class B Directors) may remove such Class B Director, and the Corporation shall promptly thereafter notify the holders of Class B Capital Stock of such action.

(d) Failure to Satisfy Independence Requirements. In the event that a sufficient number of Class B Directors are not “independent” under NASD Rule 4200(a)(15) so as to comply with the requirements under this Certificate of Designations, then the holders of Class B Capital Stock, by Class B Stockholder Action, shall remove and replace a sufficient number of Class B Directors so that the requisite number of Class B Directors are independent as required by this Certificate of Designations. If the holders of Class B Capital Stock fail to take such action, then the Corporation may notify the holders of Class B Capital Stock in writing at the address of record with the Corporation for such holder of the need to effect such action, which notice shall describe the circumstances that warrant such action. If the appropriate Class B Directors have not been replaced within thirty (30) days of the date of the Corporation’s notice, then a majority of the Board of Directors (excluding the Class B Directors) may remove a sufficient number of Class B Directors so that the requisite number of Class B Directors are independent as required by this Certificate of Designations; provided that a majority of the Board of Directors (excluding the Class B Directors) may immediately remove a sufficient number of Class B Directors to the extent necessary to comply with the NASD Rules. Following removal of any Class B Director pursuant to this provision, the Corporation shall promptly thereafter notify the holders of Class B Capital Stock in writing address of record with the Corporation for such holder of such action.

(e) Removal for Cause. A majority of the members of the Board of Directors (excluding the Class B Directors) may remove any Class B Director for Cause after providing such Class B Director with notice and an opportunity to be heard. “Cause” shall mean (A) the indictment or conviction of the Class B Director by a court of competent jurisdiction of any felony or a crime involving moral turpitude; or (B) the good faith determination by a majority of the members of the Board of Directors (excluding the Class B Directors), after consultation with legal counsel, that the Class B Director either (1) acted with gross negligence or willful misconduct in fulfilling such person’s duties as a director of the Corporation or materially breached his fiduciary duties to the Corporation, (2) materially breached any agreement entered into with the Corporation or any Board of Directors or Corporation policy applicable to all members of the Board of Directors and, unless it is not possible to cure such breach, failed to cure such breach within thirty (30) days after the receipt of written notice of such breach from the Corporation, or (3) fails to meet the qualification requirements under the NASD Rules or law applicable to such Class B Director and, unless it is not possible to cure such failure, such failure continues for ten (10) business days after the Corporation delivers written notice thereof to such Class B Director.

Section 5. Liquidation. Subject to all rights, powers and preferences of all other series of undesignated preferred stock of the Corporation, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of Class B Capital Stock shall be entitled to share in the distribution of the net assets of the Corporation on a pro rata basis as if all outstanding shares of Class B Capital Stock had been converted to Common Stock at the then-applicable Conversion Rate immediately prior to such liquidation, dissolution or winding up. For avoidance of doubt, the holders of Class B Capital Stock shall not be entitled to receive any such distributions in preference to the holders of Common Stock, but rather all such holders shall share in such distributions on an equal basis based on the number of shares of Common Stock then held by such holders assuming conversion of the Class B Capital Stock at the then-applicable Conversion Rate.

Section 6. Dividends. The Corporation shall not declare, set aside or pay any dividend or other distribution on or in respect of its Common Stock, including a dividend or other distribution payable in securities of the Corporation, or warrants or rights to purchase securities of the Corporation, unless the holders of the Class B Capital Stock then outstanding shall simultaneously receive the same dividend or distribution with respect to each outstanding share of Class B Capital Stock as if such shares of Class B Capital Stock had been converted into Common Stock at the then-applicable Conversion Rate.

Section 7. Conversion.

(a) Voluntary Conversion; Conversion Rate. Each holder of shares of Class B Capital Stock may, at any time and from time to time at such holder’s option, convert any or all of such holder’s shares of Class B Capital Stock into the number of fully paid and nonassessable shares of Common Stock equal to the product of (x) the number of such holder’s shares of Class B Capital Stock that are to be converted multiplied by (y) the Conversion Rate then in effect. The “Conversion Rate” from and after the date of the filing of this Certificate of Designations shall be 100, as adjusted from time to time pursuant to the terms hereof. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Class B Capital Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class B Capital Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

(b) Automatic Conversion.

(i) Each share of Class B Capital Stock shall automatically convert into Common Stock at the then-applicable Conversion Rate immediately upon any Transfer (as defined below) by the holder thereof to any person other than a Permitted Transferee (as defined below). Holders of shares of Class B Capital Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter (but, in any case, not more than 20 business days thereafter), the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any payment in lieu of fractional shares to which such holder may be entitled pursuant to Section 7(d). Following automatic conversion under this Section 7(b) and until such time as a holder of shares of Class B Capital Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

(ii) As used herein, the term “Permitted Transferee” shall mean (A) any of the Initial Purchaser, Clayburn Development Inc., a company organized under the laws of the British Virgin Islands (“Clayburn”), Branton Limited, a company organized under the laws of the Commonwealth of the Bahamas (“Branton”), or ZAO Interros Holding Company, a company organized under the laws of the Russian Federation (“Interros,” and together with the Initial Purchaser, Clayburn and Branton, the “Restricted Parties”), (B) any wholly-owned subsidiary of a Restricted Party that (1) agrees to be bound by the provisions of the Investor Rights Agreement to the same extent as a Restricted Party thereunder (and shall thereafter be deemed a Restricted Party) and (2) has not previously taken any action that would have been a breach of the provisions of the Investor Rights Agreement if such subsidiary had been subject to the Investor Rights Agreement at that time and (C) any other person or entity that the Corporation, in its sole and absolute discretion, agrees in writing may acquire Class B Capital Stock and who agrees to be bound by the provisions of the Investor Rights Agreement to the same extent as a Restricted Party (as defined below).

(iii) As used herein “Transfer” of a security or any other property means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal of such security or other property, including, without limitation, by means of a transfer of the equity interests, by way of a merger or otherwise, of any person or entity that directly or indirectly owns such security or other property. In addition, a Transfer of a share of Class B Capital Stock shall be deemed to have occurred if the holder of such share (A) is controlled, directly or indirectly, by a person other than (i) the Initial Purchaser or an Affiliate (as defined below) of the Initial Purchaser as of the date of the initial issuance of the Class B Capital Stock or (ii) another entity that is wholly owned and controlled solely by the Initial Purchaser or an Affiliate of the Initial Purchaser as of the date of the initial issuance of Class B Capital Stock or (B) ceases to be controlled, directly or indirectly, by one or both of the Interros Principals (as defined in that certain Disclosure Letter to that certain Stock Purchase Agreement, dated as of April 10, 2006, by and between the Corporation and the Initial Purchaser); with “control” for the purposes of clauses (A) and (B) and the definition of Affiliate below meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities or voting interests, by contract, or otherwise. For purposes of this Section, the term “Affiliate” means, with respect to any entity or person, any other entity or person that directly, or through one or more intermediaries, controls or is controlled by, or is under common control with such entity or person.

(c) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in Section 7(a) and surrender of the certificate or certificates for the share or shares of Class B Capital Stock to be converted or, in the event the certificate or certificates are lost, stolen or missing, an affidavit of loss and indemnity agreement in a form acceptable to the Corporation together with a guarantee of performance under such indemnity agreement from an Affiliate of the holder of such Certificate in a form and amount and from such Affiliate as is reasonably satisfactory to the Corporation, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Class B Capital Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Rate shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Class B Capital Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

(d) Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of the Class B Capital Stock into Common Stock. In case the number of shares of Class B Capital Stock represented by the certificate or certificates surrendered pursuant to Section 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Class B Capital Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 7(d), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Class B Capital Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors.

(e) Recapitalization; Merger. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Class B Capital Stock) is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Class B Capital Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Class B Capital Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction at the then-applicable Conversion Rate.

(f) Conversion Rate Adjustment. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Rate shall simultaneously be proportionally adjusted so that the ratio of the outstanding shares of Common Stock to the number of shares of Common Stock issuable upon the conversion of each of the outstanding shares of Class B Capital Stock is identical immediately after the subdivision of the Common Stock to such ratio prior to the subdivision of the Common Stock. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Rate shall simultaneously be proportionally adjusted so that the ratio of the outstanding shares of Common Stock to the number of shares of Common Stock issuable upon the conversion of each of the outstanding shares of Class B Capital Stock is identical immediately after the combination of the Common Stock to such ratio prior to the combination of the Common Stock.

(g) Certificate of Corporation. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 7, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class B Capital Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Class B Capital Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth the Conversion Rate then in effect.

(h) Reservation of Shares. The Corporation shall at all times when the Class B Capital Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class B Capital Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Capital Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Capital Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

(i) Preservation of Conversion Right. The Corporation will not, by amendment of the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Corporation relating to the conversion of the Class B Capital Stock, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class B Capital Stock against impairment.

(j) Taxes. The Corporation shall pay any and all issue and other similar U.S. federal or state taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Class B Capital Stock pursuant to this Section 7. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Class B Capital Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has reasonably established, to the reasonable satisfaction of the Corporation, that such tax has been paid or that no such tax is due.

Section 8. Special Meetings. During the Class B Period, a special meeting of the stockholders of the Corporation (each a “Special Meeting”) may be called by Class B Stockholder Action as follows:

(a) Notice of Special Meetings. Holders of a majority of the outstanding shares of Class B Capital Stock must provide written notice (the “Special Meeting Notice”) to the Secretary of the Corporation stating: (i) the intention of the holders of Class B Capital Stock to call a Special Meeting, (ii) the specific purpose for which such Special Meeting is to be held, including all proposals, if any, to be presented by any holder of Class B Capital Stock for a stockholder vote at such Special Meeting and (iii) the date and time of such Special Meeting, which date shall not be less than seventy-five (75) days after the date of such notice. A Special Meeting called by the holders of Class B Capital Stock may not be held within ninety (90) days before or after the date of the Corporation’s annual meeting of stockholders, and any Special Meeting must take place between the hours of 9:00 a.m. and 5:00 p.m., local time at the location of the Special Meeting, on a Business Day. For the purposes hereof, a “Business Day” shall mean any regular trading day on the New York Stock Exchange.

(b) Purpose of Special Meetings. Except as otherwise specified by the Board of Directors, the purpose and actions of such Special Meeting shall be limited to those set forth in the notice provided by the holders of Class B Capital Stock and no proposals, other than those made by the Board of Directors or set forth in the Special Meeting Notice, may be presented for a stockholder vote at such Special Meeting. In no event shall a Special Meeting be called for the purpose of electing directors other than the Class B Directors.

(c) Limitation on Number of Special Meetings. No more than two (2) Special Meetings may be called by Class B Stockholder Action in any consecutive 12-month period.

(d) Record Date and Location of Special Meetings. The Board of Directors shall establish the record date for actions proposed to be voted on at a Special Meeting as set forth in the Special Meeting Notice, and the Board of Directors shall determine the location of all Special Meetings called by Class B Stockholder Action.

(e) Conduct of Special Meetings. Except as set forth in this Certificate of Designations to the contrary, Special Meetings shall be conducted in accordance with the rules for all meetings of stockholders of the Corporation set forth in the Bylaws.

Section 9. Notices.

(a) Upon the termination of the Class B Period, the Corporation shall promptly provide each holder of Class B Capital Stock with written notice at the address of record with the Corporation for such holder upon the termination of the Class B Period, which notice shall indicate, as of the date of the notice, the total number of Applicable Shares and Total Outstanding Shares; provided that the delay or failure of the Corporation to provide such notice shall in no way extend the Class B Period or otherwise affect the rights of the holders of the Class B Capital Stock under this Certificate of Designations. A holder of Class B Capital Stock can update its address of record with the Corporation by written notice to the Secretary of the Corporation.

(b) During the Class B Period, all holders of Class B Capital Stock shall notify the Secretary of the Corporation upon its transfer, disposition or acquisition of any shares of Class B Capital Stock or Common Stock; provided that the delay or failure of a holder of Class B Capital Stock to provide such notice shall in no way alter or prejudice any rights of the holders of the Class B Capital Stock under this Certificate of Designations.

(c) All notices, requests, consents and other communications hereunder shall be in writing, in English and shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if to or from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by domestic first-class registered or certified air mail, upon the business day received, (ii) if delivered by nationally recognized overnight express courier, one (1) business day after timely delivery to such carrier, (iii) if delivered by a recognized international express courier service, two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

if to the Corporation, to Plug Power Inc., attention: General Counsel at the Corporation’s principal executive offices as identified in its most recent current or periodic report filed with the Securities and Exchange Commission pursuant to the Exchange Act or by facsimile to: (518) 782-7884.

if to a holder of Class B Capital Stock, at the address of record with the Corporation for such holder.

Section 10. Waiver. Any of the rights of the holders of Class B Capital Stock set forth herein may be waived by the affirmative vote or written consent of the holders of a majority of the Applicable Shares then outstanding.

[End of Text]

IN WITNESS WHEREOF, Plug Power Inc. has caused this Certificate of Designations of Class B Capital Stock to be executed on its behalf this              day of                     , 2006.

PLUG POWER INC.

By:
Name:
Title:

APPENDIX C

FORM OF

INVESTOR RIGHTS AGREEMENT

By and Among

Plug Power Inc.

and

The Restricted Parties

as defined herein

Dated as of                             , 2006

C-i

C-ii

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of                     , 2006, by and among Plug Power Inc., a Delaware corporation (the “Company”), Smart Hydrogen Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands (“Smart Hydrogen”), Clayburn Development Inc., a company organized under the laws of the British Virgin Islands (“Clayburn”), Branton Limited, a company organized under the laws of the Commonwealth of the Bahamas (“Branton”), ZAO Interros Holding Company, a company organized under the laws of the Russian Federation (“Interros”), and any other Person who from time to time becomes party to this Agreement as a Restricted Party in accordance with the terms hereof (collectively, together with Smart Hydrogen, Clayburn, Branton and Interros, the “Restricted Parties,” and each of them, a “Restricted Party”).

RECITALS

WHEREAS, on the date hereof, Smart Hydrogen is purchasing shares of the Company’s Class B Capital Stock, a series of preferred stock, par value $.01 per share (the “Class B Capital Stock”), pursuant to that certain Stock Purchase Agreement dated as of April 10, 2006 by and between the Company and Smart Hydrogen (the “Stock Purchase Agreement”);

WHEREAS, it is a condition to the obligations of Smart Hydrogen and the Company under the Stock Purchase Agreement that this Agreement be executed by the parties hereto, and the parties hereto are willing to execute this Agreement and be bound by the provisions hereof; and

WHEREAS, the parties hereto desire to agree upon the terms on which the securities of the Company, now or hereafter outstanding and held by them, will be held, transferred and voted on certain matters, and to provide for certain rights of Smart Hydrogen and the holders of Class B Capital Stock.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I—DEFINITIONS AND INTERPRETATION

Section 1.1. Construction of Terms. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

Section 1.2. Terms Not Defined. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement.

Section 1.3. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below:

“5-Year Standstill Period” shall have the meaning set forth in Section 3.3.

“Acquisition Issuance” shall have the meaning set forth in Section 5.5.

“Acquisition Issuance Notice” shall have the meaning set forth in Section 6.3.

“Affiliate” shall have the meaning set forth in the Stock Purchase Agreement.

“Applicable Shares” shall have the meaning set forth in the Charter.

“Board of Directors” shall mean the Board of Directors of the Company.

“Branton” shall have the meaning set forth in the introductory paragraph hereof.

“Business Day” shall have the meaning set forth in the Stock Purchase Agreement.

“Buyer Disclosure Letter” shall have the meaning set forth in the Stock Purchase Agreement.

“Buyer NDA” means that certain Confidentiality Agreement, dated as of March 13, 2006, by and among Smart Hydrogen and the Company.

“Chairperson” shall have the meaning set forth in Section 8.11(a).

“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation in effect as of the date hereof, including the Certificate of Designations creating the Class B Capital Stock, as amended from time to time.

“Class B Capital Stock” shall have the meaning set forth in the recitals hereof.

“Class B Director” shall have the meaning set forth in the Stock Purchase Agreement.

“Class B Percentage” shall have the meaning set forth in the Charter.

“Class B Period” shall have the meaning set forth in the Charter.

“Class B Shares” shall mean the shares of Class B Capital Stock, together with any shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

“Clayburn” shall have the meaning set forth in the introductory paragraph hereof.

“Closing” shall have the meaning set forth in the Stock Purchase Agreement.

“Closing Date” shall have the meaning set forth in the Stock Purchase Agreement.

“Common Stock” shall mean the Common Stock and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

“Company” shall mean Plug Power Inc., a Delaware corporation and any successors thereto.

“Company Acceptance Notice” shall have the meaning set forth in Section 3.4(b).

“Company NDA” shall have the meaning set forth in the Stock Purchase Agreement.

“Company Option Period” shall have the meaning set forth in Section 3.4(b).

“Competitor” shall mean any Person other than the Company or its subsidiaries that is engaged in, or proposes to engage in, the business of providing, manufacturing, designing, developing, selling or manufacturing fuel cell technology, including fuel reforming and/or processing technology, for any application.

“control” shall have the meaning set forth in the Stock Purchase Agreement.

“Co-Sale Acceptance Notice” shall have the meaning set forth in Section 4.2.

“Co-Sale Election Period” shall have the meaning set forth in Section 4.2.

“Co-Sale Notice” shall have the meaning set forth in Section 4.1.

“Co-Sale Option” shall have the meaning set forth in Section 4.1.

“Co-Sale Shares” shall have the meaning set forth in Section 4.3.

“Co-Sale Transaction” shall have the meaning set forth in Section 4.1.

“Dispute” shall have the meaning set forth in Section 8.11(a).

“Disputing Parties” shall have the meaning set forth in Section 8.11(a).

“EIP Shares” shall have the meaning set forth in Section 6.4.

“Equity Incentive Plans” shall have the meaning set forth in the Stock Purchase Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Interros” shall have the meaning set forth in the introductory paragraph hereof.

“Interros Principals” shall have the meaning set forth in the Buyer Disclosure Letter.

“Issuance Notice” shall have the meaning set forth in Section 5.1.

“Large Acquisition Issuance” shall have the meaning set forth in Section 6.1.

“Non-Party Investor Affiliates” shall mean all Affiliates of Smart Hydrogen or any other holder of Applicable Shares other than the Restricted Parties, including, without limitation, Norilsk Nickel, the Interros Principals and their Affiliates.

“Norilsk Nickel” shall have the meaning set forth in the Stock Purchase Agreement.

“Notice Date” shall have the meaning set forth in Section 6.4.

“Ownership Percentage” of a Restricted Party as of a particular date shall mean the number of Applicable Shares held by such Restricted Party as of such date divided by the Total Outstanding Shares as of such date.

“Participating Investor” shall have the meaning set forth in Section 5.1.

“Permitted Transferee” shall have the meaning set forth in Section 3.5.

“Person” shall have the meaning set forth in the Stock Purchase Agreement.

“Preemptive Acceptance Notice” shall have the meaning set forth in Section 5.2.

“Preemptive Election Period” shall have the meaning set forth in Section 5.2.

“Preemptive Right” shall have the meaning set forth in Section 5.1.

“Private Sale” shall mean any sale other than a sale: (i) in accordance with Rule 144 under the Securities Act, (ii) in an underwritten public offering or (iii) registered under the Securities Act and sold in accordance with the manner of sale requirements set forth in Rule 144(f) under the Securities Act.

“Restricted Parties” shall have the meaning set forth in the introductory paragraph hereof.

“ROFO Notice” shall have the meaning set forth in Section 3.4.

“ROFO Price” shall have the meaning set forth in Section 3.4.

“ROFO Shares” shall have the meaning set forth in Section 3.4.

“Rules” shall have the meaning set forth in Section 8.11(a).

“Sale Transaction” shall have the meaning set forth in Section 7.4.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean, at any time, shares of (i) Common Stock, (ii) Preferred Stock, and (iii) any other equity securities now or hereafter issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

“Small Acquisition Issuance” shall have the meaning set forth in Section 6.2.

“Smart Hydrogen” shall have the meaning set forth in the introductory paragraph hereof.

“Stock Issuance” shall have the meaning set forth in Section 5.1.

“Stock Issuance Price” shall have the meaning set forth in Section 5.2.

“Stock Purchase Agreement” shall have the meaning set forth in the recitals hereof.

“Top Up Exercise Notice” shall have the meaning set forth in Section 6.3.

“Top Up Period” shall have the meaning set forth in Section 6.4.

“Top Up Right” shall have the meaning set forth in Section 6.4.

“Total Outstanding Shares” shall have the meaning set forth in the Charter.

“Transaction Agreements” shall have the meaning set forth in the Stock Purchase Agreement.

“Transfer” shall have the meaning set forth in the Stock Purchase Agreement.

“Transferring Investors” shall have the meaning set forth in Section 3.4.

“Tribunal” shall have the meaning set forth in Section 8.11(a).

ARTICLE II—REPRESENTATIONS AND WARRANTIES

Section 2.1. Representations and Warranties of the Restricted Parties. Each of the Restricted Parties, individually and not jointly, hereby represents and warrants to the Company as follows: (a) such Restricted Party has full authority and power under its charter, by-laws, limited liability company agreement, governing partnership agreement or comparable document (if applicable) to enter into this Agreement and perform its obligations hereunder; (b) this Agreement constitutes the valid and binding obligation of such Restricted Party enforceable against it in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (c) the execution, delivery and performance by such Restricted Party of this Agreement does not and will not violate any laws, rules or regulations of the United States or any state or other foreign or domestic jurisdiction applicable to such Restricted Party, does not and will not conflict with any material contracts entered into by such Restricted Party, or require such Restricted Party to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made.

Section 2.2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Restricted Parties as follows: (a) the Company has full corporate authority and power under the Charter and by-laws to enter into this Agreement and perform its obligations hereunder; (b) this Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (c) the execution, delivery and performance by the Company of this Agreement does not and will not violate any laws, rules or regulations of the United States or any state or other foreign or domestic jurisdiction applicable to the Company, does not and will not conflict with any material contracts entered into by the Company, or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made.

ARTICLE III—RESTRICTIONS ON TRANSFER

Section 3.1. Blackout Period. Except as otherwise permitted by Section 3.7 or Article IV of this Agreement or upon the Company’s prior written consent (in its sole and absolute discretion), from and after the date hereof and until the date that is 18 months after the Closing Date, no Restricted Party shall Transfer all or any portion of the Applicable Shares owned by such Restricted Party except to a Permitted Transferee in accordance with Section 3.5 below.

Section 3.2. Restriction Relating to Private Sales of Shares. Except as otherwise permitted by Section 3.7 or Article IV of this Agreement or upon the Company’s prior written consent (in its sole and absolute discretion), from and after the date hereof and until the 2nd anniversary of the Closing Date, none of the Restricted Parties shall sell in a Private Sale any Shares to any Person other than a Permitted Transferee in accordance with Section 3.5 below if after giving effect to such sale, such Person would (together with its Affiliates) beneficially own (as defined in Rule 13d-3 under the Exchange Act), in the aggregate, 5% or more of the Shares then outstanding.

Section 3.3. Restriction Relating to Sales of Shares to Competitors. Except as otherwise permitted by Section 3.7 or Article IV of this Agreement or upon the Company’s prior written consent (in its sole and absolute discretion), from and after the date hereof and until the 5th anniversary of the Closing Date (such period being referred to as the “5-Year Standstill Period”), none of the Restricted Parties shall Transfer any Shares to a Competitor in a Private Sale.

Section 3.4. Company Right of First Offer. If, at any time after the date hereof until the 2nd anniversary of the Closing Date, one or more Restricted Parties (the “Transferring Investors”) desire to Transfer any Shares in a Private Sale (other than a Transfer to a Permitted Transferee or pursuant to Section 3.7 or Article IV), such Transferring Investors will give notice (the “ROFO Notice”) to the Company that such Transferring Investors desire to make such a Transfer and that sets forth the number of Shares proposed to be Transferred by such Transferring Investors (the “ROFO Shares”), the cash price per share that such Transferring Investors propose to be paid for such ROFO Shares (the “ROFO Price”) and any other material terms sought by such Transferring Investors.

(a) ROFO Notice. The Transferring Investors’ ROFO Notice shall constitute an irrevocable offer to sell the ROFO Shares to the Company, on the basis described below, at the ROFO Price and on the other terms set forth in the ROFO Notice.

(b) Company ROFO Option. The Company shall have the option to offer to purchase all (but not less than all) of the ROFO Shares in accordance with this Section 3.4. At any time within 30 days after receipt by the Company of the ROFO Notice (the “Company Option Period”), the Company may elect to accept the offer to purchase all (but not less than all) of the ROFO Shares by giving written notice of such election (the “Company Acceptance Notice”) to all of the Transferring Investors within the Company Option Period. The Company Acceptance Notice shall be irrevocable and shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of the ROFO Shares on the terms described in the ROFO Notice. If the Company accepts the offer to purchase all of the ROFO Shares in accordance with this Section 3.4, the closing for such purchase by the Company under this Section 3.4(b) shall take place within 20 days following the expiration of the Company Option Period, at the offices of the Company or on such other date or at such other place as may be agreed to by the Transferring Investors and the Company. At the closing, the Company shall pay the ROFO Price for the ROFO Shares, in immediately available funds by wire transfer to accounts of the Transferring Investors designated by the Transferring Investor(s) by notice to the Company, and the Transferring Investors will deliver the certificates representing the ROFO Shares to the Company properly endorsed for transfer.

(c) Sale to Third Party. In the event that (i) the Company does not timely elect to exercise its right to purchase all of the ROFO Shares under this Section 3.4 prior to the end of the Company Option Period or (ii) fails to consummate the purchase of ROFO Shares in accordance with the terms of this Section 3.4, then the Transferring Investors, subject to the other restrictions contained in this Agreement (if any), may sell all (but not less than all) of the ROFO Shares to any other Person in a Private Sale on the terms and conditions described in the ROFO Notice (or on terms and conditions more favorable to the Transferring Investors) during the 75-day period immediately following the expiration of the Company Option Period. Promptly after such Transfer, the Transferring Investors shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of the Transfer and of the terms thereof as may reasonably be requested by the Company. If the Transferring Investors have not Transferred the ROFO Shares within 75 days after the expiration of the Company Option Period, the Transferring Investor must send a new ROFO Notice and again comply with the provisions of this Section 3.4 prior to effecting a Transfer of Shares in a Private Sale during the time period within which such Transfers are restricted by this Section 3.4.

Section 3.5. Permitted Transfers. The restrictions on Transfer of Shares contained in this Article III shall not apply to Transfers of Shares to the following Persons (each a “Permitted Transferee”):

(a) Smart Hydrogen, Interros, Clayburn, or Branton;

(b) any wholly-owned subsidiary of Smart Hydrogen, Interros, Branton, or Clayburn; provided that such subsidiary (i) agrees to be bound by the provisions of this Agreement as a Restricted Party and executes and delivers a Joinder Agreement evidencing such agreement in the form of Exhibit A attached hereto or such other form as the Company and such subsidiary may agree to (“Joinder Agreement”), and (ii) has not previously taken any action that would have been a breach of the provisions of this Agreement if such subsidiary had been subject to this Agreement as a Restricted Party at that time; and

(c) any other Person to whom the Company may, in its absolute sole discretion, agree in writing;

provided that no Person shall be deemed to be a Permitted Transferee if such Person, (i) is controlled, directly or indirectly, by a Person other than (A) Smart Hydrogen or an Affiliate of Smart Hydrogen as of the date hereof or (B) another Person that is wholly-owned and controlled solely by Smart Hydrogen or an Affiliate of Smart Hydrogen as of the date hereof or (ii) is not controlled, directly or indirectly, by one or both of the Interros Principals.

Notwithstanding anything to the contrary in this Agreement or any failure by a Permitted Transferee to execute a Joinder Agreement, such Transferee shall be bound by the provisions of this Agreement as a Restricted Party, whether or not they so agree in writing.

Section 3.6. Effect of Prohibited Transfers. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company and the other parties hereto shall have, in addition to any other legal or equitable remedies which it may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose.

Section 3.7. Exception to Transfer Restrictions. Notwithstanding any of the restrictions on Transfer contained in Article III, each of the Restricted Parties and Non-Party Investor Affiliates shall be permitted to Transfer any securities of the Company beneficially owned by it pursuant to any “tender offer” (as such term is used in the Exchange Act), exchange offer, merger, business combination, restructuring, or acquisition of the Company that is recommended by the Board of Directors.

Section 3.8. Joinder; Affiliates. Upon the execution and delivery of a Joinder Agreement by a Transferee of Shares in accordance with this Article III, the Company shall promptly countersign and deliver such Joinder Agreement to such Transferee; provided that such Transferee shall be bound by such Joinder Agreement regardless of whether it is countersigned and delivered by the Company. Additionally, in the event that an Affiliate of a Restricted Party acquires any Shares from a Restricted Party during the 5-Year Standstill Period, such Affiliate shall, prior to such Affiliate’s acquisition of Shares, agree to be bound by the provisions of this Agreement as a Restricted Party and execute and deliver a Joinder Agreement.

ARTICLE IV—CO-SALE OPTION

Section 4.1. Co-Sale Option. Notwithstanding anything to the contrary in this Agreement, in the event that the Company desires to sell any of its Common Stock for cash at any time during the Class B Period in a transaction that is not registered under the Securities Act in which the Company sells more than 20% of its outstanding Common Stock (calculated after giving effect to such transaction) to a single purchaser (or a single purchaser and its Affiliates considered together) (a “Co-Sale Transaction”), the Company shall provide written notice to each Restricted Party that then owns any Applicable Shares (the “Co-Sale Notice”) of its right to participate in the Co-Sale Transaction as a seller of Applicable Shares on a pro rata basis with the Company (the “Co-Sale Option”) and of the terms and conditions of the Co-Sale Transaction.

Section 4.2. Restricted Party Acceptance. Each of the Restricted Parties receiving the Co-Sale Notice shall have the right to exercise its Co-Sale Option by giving written notice of such intent to participate (the “Co-Sale Acceptance Notice”) to the Company within 10 Business Days after receipt by such Restricted Party of the Co-Sale Notice (the “Co-Sale Election Period”). Each Co-Sale Acceptance Notice shall indicate the maximum number of Shares subject thereto which the Restricted Party wishes to sell on the terms and conditions set forth in the Co-Sale Notice.

Section 4.3. Allocation of Shares. Each Restricted Party shall have the right to sell the portion of its Applicable Shares pursuant to the Co-Sale Option that is equal to or less than the product obtained by multiplying (a) the total number of Shares proposed to be sold by the Company in the Co-Sale Transaction, as set forth in the Co-Sale Notice, by (b) such Restricted Party’s Ownership Percentage as of the date of the Co-Sale Notice (such product being such Restricted Party’s “Co-Sale Shares”). The number of shares that the Company may sell in the Co-Sale Transaction shall be reduced by the aggregate number of Co-Sale Shares to be sold by each Restricted Party that exercised its Co-Sale Option.

Section 4.4. Co-Sale Closing. Within 10 days after the end of the Co-Sale Election Period, the Company shall promptly notify each participating Restricted Party in writing of the number of Shares held by such Restricted Party that will be included in the Co-Sale Transaction and the date on which the Co-Sale Transaction will be consummated, which shall be no later than the later of (i) 45 days after the end of the Co-Sale Election Period and (ii) 10 days after the satisfaction of all stockholder approval and governmental and regulatory approval and filing requirements relating to the Co-Sale Transaction, if any. Each participating Restricted Party may effect its participation in any Transaction Offer hereunder by delivery to the Company for delivery to the purchaser(s) of Shares in the Co-Sale Transaction, of one or more instruments or certificates, properly endorsed for transfer, representing the Applicable Shares such Restricted Party elects to sell pursuant thereto. The Company shall provide in the definitive documentation relating to the Co-Sale Transaction that at the time of consummation of the Co-Sale Transaction, the purchaser(s) in the Co-Sale Transaction shall remit directly to each participating Restricted Party that portion of the sale proceeds to which the participating Restricted Party is entitled by reason of its participation with respect thereto.

Section 4.5. Co-Sale Permitted. For purposes of clarity, the parties hereto acknowledge and agree that each Restricted Party may sell Applicable Shares pursuant to the Co-Sale Option notwithstanding any restrictions on Transfer or other provisions of this Agreement to the contrary.

ARTICLE V—PREEMPTIVE RIGHT

Section 5.1. Preemptive Right. The Company agrees that, except as set forth in Section 5.5 below, during the Class B Period, it will not sell or issue in exchange for cash in a capital raising transaction: (a) any shares of capital stock of the Company, (b) securities convertible into or exercisable or exchangeable for capital stock of the Company, or (c) options, warrants or rights carrying any rights to purchase or receive capital stock of the Company (a “Stock Issuance”), unless it complies with the procedures set forth in this Article V. In the event that the Company desires to engage in a Stock Issuance, the Company shall provide written notice (the “Issuance Notice”) to each of the Restricted Parties that holds Applicable Shares (each, a “Participating Investor”) identifying the terms of the proposed Stock Issuance (including without limitation price, manner of payment, number or aggregate principal amount of securities (or a reasonably limited range of prices and numbers or amounts of securities), anticipated closing date, and all other material terms) and offering each Participating Investor the opportunity to purchase its Pro Rata Allotment (as hereinafter defined) of such securities in such Stock Issuance on terms and conditions, including price, not less favorable than those on which the Company sells such securities to a third party or parties in such Stock Issuance as described in the Issuance Notice (the “Preemptive Right”).

Section 5.2. Investor Acceptance. Notwithstanding Section 7.3 or anything to the contrary in this Agreement, each Participating Investor shall have the right to exercise its Preemptive Right by giving written notice of its intent to participate (the “Preemptive Acceptance Notice”) to the Company within 10 Business Days after the Issuance Notice is delivered to such Participating Investor (the “Preemptive Election Period”). Each Preemptive Acceptance Notice shall indicate the maximum number of securities subject thereto which the Participating Investor wishes to purchase in the Stock Issuance and the maximum price at which the Participating Investor would purchase such securities (in the event that a range of prices is included in the Issuance Notice) on the terms and conditions set forth in the Issuance Notice. The Preemptive Acceptance Notice shall constitute a valid, legally binding and enforceable agreement of the Participating Investor to purchase, and the Company to sell, a number of securities equal to the lesser of (i) the maximum number of securities that such Participating Investor agreed to purchase in the Preemptive Acceptance Notice at the lowest price at which the Company sells such securities to any third party in the Stock Issuance and (ii) such Participating Investor’s Pro Rata Allotment at a purchase price per security equal to the lowest price at which the Company sells such securities to any third party in the Stock Issuance (the “Stock Issuance Price”); provided that such purchase is conditioned upon and subject to (i) the Company having entered into or entering into, within 30 days after the end of the Preemptive Election Period, a definitive agreement with respect to the Stock Issuance and (ii) the closing of the Stock Issuance at a date no later than the later of (A) 30 days after the definitive agreement relating thereto was executed (or, if later, the end of the Preemptive Election Period) and (B) 10 days after the satisfaction of all stockholder approval and governmental and regulatory approval and filing requirements relating to the Stock Issuance, if any.

Section 5.3. Allocation of Shares. Each Participating Investor shall have the right to purchase a portion of the securities issued in the Stock Issuance which is equal to or less than the product obtained by multiplying (A) the total number of securities issued in the Stock Issuance by (B) such Participating Investor’s Ownership Percentage as of the date of the Issuance Notice (such product being referred to herein as such Participating Investor’s “Pro Rata Allotment”).

Section 5.4. Stock Issuance Closing. At the closing, each Participating Investor shall pay the Stock Issuance Price for the number of securities it is purchasing, in immediately available funds by wire transfer to an account of the Company designated by the Company by notice to such Participating Investor, and the Company will deliver the certificates representing such securities to such Participating Investor. If the Company either has not (i) entered a definitive agreement with respect to the Stock Issuance within 30 days after the end of the Preemptive Election Period, or (ii) closed the Stock Issuance by the later of (A) 30 days after the definitive agreement relating thereto was executed (or, if later, the end of the Preemptive Election Period) and (B) 10 days after the satisfaction of all stockholder approval and governmental and regulatory approval and filing requirements, if any, then the Company must send a new Issuance Notice and again comply with the provisions of this Article V prior to effecting any Stock Issuance.

Section 5.5. Exceptions to Preemptive Rights. Notwithstanding the foregoing, the Preemptive Rights granted under this Section V shall be inapplicable with respect to (i) the issuance of shares of Common Stock, options or other awards pursuant to the Equity Incentive Plans or awards or options granted pursuant to the Equity Incentive Plans; (ii) securities issued as a result of any stock split, stock dividend, reclassification or reorganization or similar event with respect to the Shares; (iii) Shares issued upon conversion or exercise of, or as a dividend on, any securities of the Company; (iv) Common Stock issued in connection with any acquisition, merger, stock exchange or asset acquisition that is approved by the Board of Directors (an “Acquisition Issuance”); (v) the issuance of Common Stock to any strategic partner, including without limitation, any supplier or developer of the Company, except to the extent that the number of shares issued pursuant to this clause (v) exceeds 10% of the Shares (on an as converted basis) outstanding immediately following the Closing (as adjusted for future stock splits, reverse stock splits, stock dividends, reclassifications, reorganizations, or similar events); (vi) Common Stock issued to any financial institution or lessor in connection with a lending or leasing transaction approved by the Board of Directors; (vii) Common Stock issued in a public offering by the Company approved by the Board of Directors; and (viii) Common Stock issued in a private offering by the Company approved by the Board of Directors, provided, that the aggregate gross proceeds attributable to sales for the account of the Company in such private offering does not exceed $7,500,000.

ARTICLE VI—TOP UP RIGHTS

Section 6.1. Top Up Right—Large Acquisition Issuance. Notwithstanding Section 7.3 or anything else to the contrary in this Agreement, during the Class B Period, immediately following each Acquisition Issuance with a value equal to or in excess of $7,500,000 (a “Large Acquisition Issuance”), each Restricted Party holding Applicable Shares shall have the right, but not the obligation, to purchase from the Company, and the Company shall have the obligation to sell to each such Restricted Party (subject to the closing of the Large Acquisition Issuance), up to that number of shares of Common Stock equal to the “Top Up Shares” as determined by the following formula:

Top Up Shares	=	OP
(AI Shares + Top Up Shares)

where:

“Top Up Shares” means the maximum number of shares of Common Stock that such holder of Applicable Shares is entitled to purchase (and the Company is obligated to sell and issue) pursuant to this Section 6.1;

“AI Shares” means the total number of shares of Common Stock issued in the Acquisition Issuance; and

“OP” means such Restricted Party’s Ownership Percentage at the date the Company receives its Top Up Exercise Notice.

Section 6.2. Top Up Right—Small Acquisition Issuance. Notwithstanding Section 7.3 or anything else to the contrary in this Agreement, during the Class B Period, immediately following each Acquisition Issuance with a value less than $7,5000,000 (a “Small Acquisition Issuance”), unless within 5 calendar days following the execution of definitive agreements with respect to such Small Acquisition Issuance, the Company offers each Restricted Party holding Applicable Shares the same Top Up Right with respect to such Small Acquisition Issuance that such holder would have had if such Small Acquisition Issuance was a Large Acquisition Issuance (in which case the procedures applicable to the Top Up Right in Section 6.1 will apply), each Restricted Party holding Applicable Shares shall have the right, but not the obligation (subject to the closing of the Small Acquisition Issuance), to purchase in one or more transactions in the public markets during the three-month period following the closing of such Small Acquisition Issuance, up to an aggregate number of shares of Common Stock equal to the “Top Up Shares” as determined by the following formula:

Top Up Shares	=	OP
AI Shares

where:

“Top Up Shares” means the maximum number of shares of Common Stock that such holder of Applicable Shares is entitled to purchase pursuant to this Section 6.2;

“AI Shares” means the total number of shares of Common Stock issued in the Small Acquisition Issuance; and

“OP” means such Restricted Party’s Ownership Percentage at the time the definitive agreement(s) for the Small Acquisition Issuance were executed.

Each Restricted Party that acquires shares of Common Stock as a result of purchases in the public markets pursuant to this Section 6.2 will provide notice to the Company of such purchase within 5 Business Days thereafter and will submit the stock certificate representing such shares to the Company as soon as reasonably practicable for the purpose of reregistering such certificate in the name of such Restricted Party, if not already done, and adding the legend described in Section 8.2(a) to such certificates.

Section 6.3. Exercise of Top Up Right—Acquisition Issuance. The Company shall promptly provide written notification to the holders of Applicable Shares of the closing of any Acquisition Issuance (an “Acquisition Issuance Notice”). The failure or refusal of the Company to provide an Acquisition Issuance Notice in accordance with this Section 6.3 shall not limit the rights of any holder of Applicable Shares in any manner whatsoever. A Restricted Party holding Applicable Shares shall notify the Company in writing of the exercise of its Top Up Right (a “Top Up Exercise Notice”) within 10 days after its receipt of an Acquisition Issuance Notice relating to a Large Acquisition Issuance.

Section 6.4. Top-Up Right—Equity Incentive Plans. On or before January 20th of each year (each, a “Notice Date”) during the period from the Closing Date until the earlier of (a) the end of the Class B Period or (b) the end of the 5-Year Standstill Period (the “Top Up Period”), the Company shall provide to each Restricted Party holding Applicable Shares a notice disclosing the number of shares of Common Stock issued by the Company pursuant to the Equity Incentive Plans, by stock option exercise or otherwise, in the preceding calendar year, less (x) any shares reacquired by the Company during such year as payment of the exercise price of a stock option or the tax withholding obligation in connection with any award under an Equity Incentive Plan, (y) any shares of unvested restricted stock originally issued pursuant to an Equity Incentive Plan that are forfeited or repurchased by the Company during such year, and (z) any shares otherwise reacquired by the Company as permitted under an Equity Incentive Plan during such year (such number, less the items described in clauses (x), (y) and (z), being referred to as the “EIP Shares” for such year); provided, however, that the EIP Shares for the calendar year ended December 31, 2006 shall equal the number of shares of Common Stock issued by the Company pursuant to the Equity Incentive Plans for the period beginning on the Closing Date and ending on December 31, 2006, net of (x) any shares reacquired by the Company during such period as payment of the exercise price of a stock option or the tax withholding obligation in connection with any award under an Equity

Incentive Plan, (y) any shares of unvested restricted stock originally issued pursuant to an Equity Incentive Plan that are forfeited or repurchased by the Company during such period, and (z) any shares otherwise reacquired by the Company as permitted under an Equity Incentive Plan during such period.

Notwithstanding Section 7.3 or anything else to the contrary in this Agreement, during the Top Up Period each Restricted Party holding Applicable Shares shall have the right, but not the obligation, to purchase in one or more transactions in the public markets during the three-month period beginning on the February 1st immediately following the relevant Notice Date, up to an aggregate number of shares of Common Stock equal to the “Top Up Shares” for the prior year as determined by the following formula:

Top Up Shares for such year	=	OP
EIP Shares for such year

where:

“Top Up Shares,” for a specified year, means the maximum number of shares of Common Stock that such holder of Applicable Shares is entitled to purchase pursuant to this Section 6.4;

“EIP Shares,” for a specified year, has the meaning set forth above; and

“OP” means such Restricted Party’s Ownership Percentage as of the Notice Date.

Each Restricted Party that acquires shares of Common Stock as a result of purchases in the public markets pursuant to this Section 6.4 will provide notice to the Company of such purchase within 5 Business Days thereafter and will submit the stock certificate representing such shares to the Company as soon as reasonably practicable for the purpose of reregistering such certificate in the name of such Restricted Party, if not already done, and adding the legend described in Section 8.2(a) to such certificates.

The rights described in Sections 6.1 and 6.2 hereof and this Section 6.4 are sometimes referred to herein collectively as a “Top Up Right.”

Section 6.5. Issuance of Common Stock. The issuance of Common Stock by the Company pursuant to a Top Up Right in connection with an Acquisition Issuance, shall occur within 10 days after, and be subject to, the closing of such Acquisition Issuance.

Section 6.6. Purchase Price. The per-share purchase price for the Common Stock issued by the Company pursuant to a Top Up Right in connection with an Acquisition Issuance shall be equal to the implied per-share value paid by the counterparty in the Acquisition Issuance; provided, however, that if such per-share value is not set forth or otherwise determinable from the definitive documentation relating to the Acquisition Issuance, then the per-share purchase price shall be equal to the average closing price of the Common Stock as reported by NASDAQ during the 30 consecutive trading days immediately preceding the execution of such definitive documentation.

Section 6.7. Stockholder Approval. In the event that the Board of Directors determines (after consultation with counsel) that the issuance of shares of Common Stock by the Company pursuant to the Top Up Right in connection with an Acquisition Issuance would (i) cause an Acquisition Issuance not otherwise subject to approval by the stockholders of the Company to be subject to approval by the stockholders of the Company under NASD Rule 4350 or any other NASD rule or applicable law, and/or (ii) require an amendment of the Charter to increase the number of authorized shares of Common Stock, then, as a condition to the issuance of shares pursuant to the Top Up Right, each Person issuing a Top Up Exercise Notice shall vote all of its Applicable Shares in favor of the Acquisition Issuance and/or the amendment of the Certificate of Incorporation, as the case may be, and the issuance of its Top Up Exercise Notice shall constitute the grant to the Chief

Executive Officer, Chief Financial Officer and General Counsel of the Company of an irrevocable proxy, coupled with an interest, to vote such Applicable Shares solely in favor of the foregoing matters accordance with this Section 6.7, but not with respect to any other matter.

ARTICLE VII—COVENANTS OF THE PARTIES

Section 7.1. Covenants of the Company. From and after the date hereof and until the 2nd anniversary of the Closing Date, except as may be required by the terms of the Charter, the Company’s By-Laws or this Agreement, (in which case the Company shall provide not less than 30 days written notice to the Restricted Parties holding Applicable Shares prior to any such action by the Company), without the prior written consent of the Restricted Parties holding Applicable Shares, the Company shall not:

(a) redeem or repurchase any Shares, except (i) as the purchase price for any stock option or warrant, (ii) as permitted or required under any Equity Incentive Plan or any option or award outstanding under any Equity Incentive Plan, including, without limitation, as the payment of the exercise price of a stock option or the tax withholding obligation in connection therewith using Company equity securities, the Company’s repurchase of unvested restricted stock or otherwise, or (iii) ROFO Shares from Transferring Investors pursuant to Section 3.4 hereof;

(b) pay any dividend or distribution (other than a liquidating distribution or a dividend or distribution of common or preferred stock purchase rights in connection with the adoption of a “poison pill” shareholder rights agreement approved by the Board of Directors) with respect to shares of the Company’s capital stock; or

(c) enter into any binding agreement to take any of the actions discussed in (a) and (b) above.

Section 7.2. Covenants of the Restricted Parties. During the Class B Period, each of the Restricted Parties, individually and not jointly, agrees as follows:

(a) to vote all Applicable Shares held by such Restricted Party and all Applicable Shares over which such Restricted Party exercises voting control whether directly or indirectly, for all director nominees recommended by the Board of Directors and to withhold from any other directors nominees; and

(b) to be present, in person or by proxy, at all meetings of the stockholders of the Company with respect to all Applicable Shares held by such Restricted Party and all Applicable Shares over which such Restricted Party exercises voting control, whether directly or indirectly.

If a Restricted Party fails or refuses to vote such the Applicable Shares held or controlled by such Restricted Party as required by, or votes such Applicable Shares in contravention of this Section 7.2, then such Restricted Party hereby grants to the Chief Executive Officer, Chief Financial Officer and General Counsel of the Company an irrevocable proxy, coupled with an interest, to vote such Applicable Shares solely in accordance with Section 7.2(a), but not with respect to any other matter.

Section 7.3. Standstill Covenants of the Restricted Parties. Except as otherwise provided in Article V and Article VI and Section 7.4 below of this Agreement or with the Company’s prior, written consent, during the 5-Year Standstill Period, none of the Restricted Parties nor any Non-Party Investor Affiliate, acting alone or as part of any group (within the meaning of section 13(d)(3) of the Exchange Act), directly or indirectly, shall:

(a) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-1 under the Exchange Act) of any of the assets or businesses of the Company or any of its subsidiaries or of any Common Stock or other securities of the Company or any of its subsidiaries, or any rights or options to acquire any such ownership (including from a third party), except for Transfers of Shares permitted by this Agreement;

(b) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the Exchange Act) to vote or seek to advise or influence in any manner whatsoever any person or entity (other than a Restricted Party) with respect to the voting of any securities of the Company or any of its subsidiaries;

(c) form, join, or in any way participate in a “group” (within the meaning of section 13(d)(3) of the Exchange Act) (other than a group consisting of only Restricted Parties and their Affiliates ) with respect to any voting securities of the Company or any of its subsidiaries;

(d) arrange, or in any way participate in, any financing for the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company or any of its subsidiaries other than in connection with Transfers permitted by this Agreement;

(e) otherwise act, whether alone or in concert with others, to seek to propose to the Company or any of its stockholders any merger, business combination, tender or exchange offer, restructuring, recapitalization, liquidation of or similar transaction with or involving the Company or any of its subsidiaries or otherwise intentionally act, whether alone or in concert with others, to seek to control, change or influence the management, Board of Directors or policies of the Company, or nominate any person as a Director of the Company, or propose any matter to be voted upon by the stockholders of the Company, except through the appointment of Class B Directors and through the exercise of rights under this Agreement, the Stock Purchase Agreement and the Certificate of Designations;

(f) solicit, negotiate with, or provide any information to, any person with respect to a merger, business combination, tender or exchange offer, restructuring, recapitalization, liquidation of or similar transaction with or involving the Company or any of its subsidiaries or any other acquisition of the Company or any of its subsidiaries, any acquisition of voting securities of or all or any portion of the assets of the Company or any of its subsidiaries, or any other similar transaction;

(g) announce an intention to, or enter into any discussions, negotiations, arrangements or understandings with any third party with respect to, any of the foregoing;

(h) publicly disclose any intention, plan or arrangement inconsistent with the foregoing; or

(i) intentionally or knowingly provide any advice or assistance to any other Person other than a Restricted Party or Affiliate thereof in connection with any of the foregoing.

Section 7.4. Sale of the Company.

(a) Notwithstanding the restrictions in Section 7.3 or anything else to the contrary in this Agreement, if the Company initiates any process to sell substantially all of the assets of the Company, whether by way or merger or consolidation, stock purchase, asset sale or otherwise (each of the events described in this subsection, a “Sale Transaction”) at any time during the 5-Year Standstill Period when the Restricted Parties collectively own at least 10% of the Shares then outstanding (on an as-converted basis), then, the Restricted Parties shall be entitled to participate as a bidder in such process to the same extent and on the same basis as the Company generally permits other third parties to participate and to take actions incidental thereto.

(b) Notwithstanding the restrictions in Section 7.3 or anything else to the contrary in this Agreement, if the Company receives an unsolicited proposal to enter into a Sale Transaction at any time during the 5-Year Standstill Period when the Restricted Parties collectively own at least 10% of the Shares then outstanding (on an as-converted basis), then at least 12 Business Days prior to the approval of the Board of Directors of any definitive agreement relating to such unsolicited proposal, the Company shall notify the Restricted Parties in writing of such unsolicited proposal and the terms thereof and the Restricted Parties shall have the right to submit to the Board of Directors, within 10 Business Days after the Company provides such notice, a proposal to enter into a Sale Transaction with the Company, which proposal the Board of Directors shall consider in good faith. If the Board of Directors does not approve an unsolicited proposal described herein then the Company will not be required to permit any Restricted Party to submit a proposal to enter into a Sale Transaction. Notwithstanding the foregoing, this Section 7.4(b) shall not apply with respect to an unsolicited proposal to enter into a Sale Transaction at any time from and after the date on which the Company initiates a process to enter into a Sale Transaction and, in connection therewith, complies with the provisions of Section 7.4(a) above.

Section 7.5. Non-Party Investor Affiliate Breach of Standstill. In addition to any other legal or equitable remedies which the Company may have and the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by applicable law), in the event a Non-Party Investor Affiliate, acting alone or as part of any group (within the meaning of section 13(d)(3) of the Exchange Act), directly or indirectly during the 5-Year Standstill Period:

(a) acquires or agrees, offers, seeks or proposes to acquire, or causes to be acquired, ownership of any Common Stock or other securities of the Company in a manner that would have constituted a breach of the provisions of this Agreement if such Non-Party Investor Affiliate had been a party to this Agreement as a Restricted Party, then, the Company shall have the right to demand that the Restricted Parties, and the Restricted Parties shall be required to, convert shares of Class B Capital Stock convertible, in the aggregate, into an equal number of shares of Common Stock and to vote such shares of Common Stock as directed by the Board of Directors on all matters until the termination of the 5-Year Standstill Period.

(b) submits a director nominee or shareholder proposal with respect to any voting securities of the Company held or controlled by such Non-Party Investor Affiliate, in a manner that would have constituted a breach of the provisions of this Agreement if such Non-Party Investor Affiliate had been a party to this Agreement, then, the Restricted Parties will vote all voting securities of the Company beneficially owned by such Restricted Parties against (withhold vote from) any such director nominee and against any such shareholder proposal.

(c) commences a “tender offer” (as such term in used in the Exchange Act) or exchange offer for any Shares of the Company, then, the Restricted Parties will not tender or exchange any securities of the Company beneficially owned by them unless the Board of Directors recommends that all of the Company’s stockholders do so.

Section 7.6. Termination of NDAs.

(a) All of the provisions of the Company NDA (including without limitation the standstill provisions under section 6 thereof) other than the confidentiality provisions under sections 1 and 2 thereof, shall terminate effective as of the Closing Date.

(b) All of the provisions of the Buyer NDA other than the confidentiality provisions under sections 1, 2, 3 and 4 thereof, shall terminate effective as of the Closing Date.

(c) All confidentiality provisions under sections 1 and 2 of the Company NDA and sections 1, 2, 3, and 4 of the Buyer NDA shall terminate upon the second anniversary of the Closing Date.

ARTICLE VIII—MISCELLANEOUS PROVISIONS

Section 8.1. Survival of Covenants. Each of the parties hereto agrees that each covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties and shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto (and future parties hereto) and their respective successors, heirs, and Permitted Transferees.

Section 8.2. Legends on Securities.

(a) The Company and the Restricted Parties acknowledge and agree that in addition to any other legend on the certificates representing Shares held by them, substantially the following legend shall be typed on each certificate evidencing any of the Shares held at any time by any of the Restricted Parties:

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT, DATED AS OF                     , 2006, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(b) Additionally, each certificate representing Class B Shares shall, except as otherwise provided in this Section 8.2, be stamped or otherwise imprinted with a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

(c) Prior to any proposed Transfer of any Class B Shares during the 5-Year Standstill Period, the holder thereof shall give written notice to the Company of its intention to effect such Transfer. Each such notice shall describe the manner of the proposed Transfer, whereupon, if permitted under this Agreement, the holder of such stock shall be entitled to Transfer such stock in accordance with the terms of its notice and the terms of this Agreement, if applicable. Each certificate for any Class B Shares, Transferred as above provided shall bear the legend set forth in Section 8.2(b), except that such certificate shall not bear such legend if (i) such Transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act), (ii) such Transfer is registered under the Securities Act or (iii) the Transferor shall provide an opinion of counsel satisfactory to the Company to the effect that the Transferee and any subsequent Transferee (other than an affiliate of the Company) would be entitled to Transfer such securities in a public sale without registration under the Securities Act.

Section 8.3. Amendment and Waiver. Any party hereto may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may not be amended except with the prior written consent of the Company and Restricted Parties holding a majority of the Applicable Shares at such time. Any consent given as provided in the preceding sentence shall be binding on the Company and all Restricted Parties.

Section 8.4. Notices. All notices, requests, consents and other communications hereunder shall be in writing, in English, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if to or from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received; (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier; (iii) if delivered by a recognized international express courier service, two (2) Business Days after timely delivery to such carrier; (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this Section 8.4:

if to the Company, to:

Plug Power Inc.

968 Albany-Shaker Road

Latham, New York 12110

Attention: General Counsel

Facsimile: (518) 782-7884

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Attention: Robert P. Whalen, Jr.

Facsimile: (617) 523-1231

if to a Restricted Party, to:

Smart Hydrogen Inc.

c/o Interros Holding Company

9, Bolshaya Yakimanka Street

119180 Moscow

Russian Federation

Attn: Marianna Zakharova

Facsimile: 7-495-785-6362

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

The Warner

1299 Pennsylvania Avenue, N.W.

Washington, DC 20004-2400

Attention: Gregory J. Golden

Facsimile: (202) 585-1025

In the event of a Person joins this Agreement as a Restricted Party after the date hereof, notices given pursuant to this Agreement to such Restricted Party shall be delivered to the relevant address specified in the relevant agreement in the form of Exhibit A whereby such Restricted Party became bound by the provisions of this Agreement.

Section 8.5. Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the agreements, documents and instruments executed and delivered in connection herewith.

Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

Section 8.7. Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by applicable law) and the Company may refuse to recognize any Transferee of Shares Transferred in violation of this Agreement as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

Section 8.8. Entire Agreement. This Agreement, the Registration Rights Agreement and the Stock Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

Section 8.9. Law Governing. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law).

Section 8.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and permitted assigns and to Permitted Transferees of the parties hereto as contemplated herein. Any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such succession. Neither this Agreement nor any of the rights contained herein may be assigned by any Restricted Party except as provided herein without the prior written consent of the Company. Neither this Agreement nor any of the rights or obligations contained herein may be assigned or delegated by the Company without the prior written consent of the Restricted Parties holding a majority of the Applicable Shares at such time.

Section 8.11. Dispute Resolution.

(a) The parties to this Agreement shall endeavor to resolve any dispute, claim, or controversy arising out of or relating to this Agreement (including, but not limited to, the negotiation, validity, performance breach or termination thereof) (each, a “Dispute”) by non-binding mediation under the CPR Mediation Procedure then currently in effect. The mediator will be selected upon mutual agreement of the parties engaged in the Dispute (the “Disputing Parties”). Any Dispute which remains unresolved 30 days after the appointment of a mediator (or if the Disputing Parties are unable to agree upon a mediator within 30 days after a Disputing Party notifies another Disputing Party of a Dispute in writing), shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration, Revised and Effective June 15, 2005 (the “Rules”). A tribunal of three arbitrators will preside over any Dispute(s) (the “Tribunal”). Each Disputing Party shall appoint one arbitrator to the Tribunal or, if there are more than two Disputing Parties and the Company is one of the Disputing Parties, then the Company shall appoint one arbitrator and the other Disputing Parties shall jointly appoint one arbitrator. Within 30 days of the appointment of the second arbitrator, the two arbitrators appointed by the Disputing Parties shall appoint a third arbitrator, who shall chair the Tribunal (the “Chairperson”). In the event the arbitrators appointed by the Disputing Parties are unable to agree on the Chairperson, the Chairperson will be selected as provided in Rule 6 of the Rules. Under no circumstances shall the Chairperson be either an American or Russian citizen. The place of arbitration shall be New York, New York and the language of the arbitration shall be English. Upon the request of any Disputing Party, there shall be simultaneous translation of all communications with the Tribunal into English or Russian, as the case may be. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon or other enforcement of the award rendered by the Tribunal may be entered by the U.S. District Court for the Southern District of New York.

(b) Unless otherwise agreed by the Disputing Parties, the Tribunal’s decision and award shall be made and delivered within 30 days of the conclusion of the arbitration. The parties acknowledge that the Tribunal shall have the authority, with respect to any Dispute, to provide any and all relief, whether legal, equitable, or otherwise, and award any damages or remedy that a federal court in New York could provide or award with respect to such Dispute. The Tribunal shall have no jurisdiction, power, or authority to decide or award punitive or exemplary damages. It is the expressed intention of the parties hereto to mutually waive the right to seek or recover such damages from the other.

(c) The parties covenant and agree that they will share equally the costs of an arbitration pursuant to this Section 8.11, except as otherwise provided herein. The Tribunal may in its discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any Disputing Party to a proceeding. Any Disputing Party unsuccessfully refusing to comply with an award of the Tribunal shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by any other Disputing Party in enforcing the award.

(d) Each party irrevocably waives any objection to proceeding before the Tribunal in New York, to the extent provided in this Section 8.11, based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim that arbitration in accordance with these provisions has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of notice for any arbitration pursuant to this Section 8.11 as provided for in Rule 2 of the Rules.

(e) Notwithstanding the foregoing, the parties hereby consent to the sole and exclusive jurisdiction of the U.S. District Court for the Southern District of New York for any action, suit or proceeding to compel arbitration pursuant to this Section 8.11, seek a preliminary injunction or other provisional judicial relief in aid of arbitration with respect to any Dispute, or obtain judgment upon or other enforcement of any award or decision rendered by the Tribunal pursuant to this Section 8.11, and the parties agree that the foregoing provisions requiring non-binding mediation and arbitration of Disputes shall not apply to any such action, suit, or proceeding. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit, or proceeding in the United States District Court for the Southern District of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in such court that any such action, suit, or proceeding brought in such court has been brought in an inconvenient forum. Each of the parties further agrees that service of any process, summons, notice, or document by U.S. registered mail (with respect to any address in the United States) or by a recognized international express courier service, including, without limitation, International Federal Express (with respect to any address outside of the United States) to such party’s then current address for notice pursuant to Section 8.4 shall be effective service of process for any action, suit, or proceeding brought against it in such court. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process in the manner described above is made for the express benefit of the other parties hereto.

(f) The procedures specified in this Section 8.11 shall be the sole and exclusive procedures for the resolution of Disputes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Restricted Party Rights Agreement to be duly executed as of the date first set forth above.

THE COMPANY:

PLUG POWER INC.

By:
Name:
Title:

RESTRICTED PARTIES:

SMART HYDROGEN INC.

By:
Name:
Title:

CLAYBURN DEVELOPMENT INC.

By:
Name:
Title:

BRANTON LIMITED

By:
Name:
Title:

ZAO INTERROS HOLDING COMPANY

By:
Name:
Title:

EXHIBIT A

Form of Joinder Agreement

The undersigned (the “Transferee”) hereby agrees, effective as of the date hereof and upon the countersignature of Plug Power Inc. (the “Company”), to become a party to, and be bound by all the terms and conditions (including, without limitation, the dispute resolutions provisions contained in Section 8.11) of, that certain Investor Rights Agreement (the “Agreement”) dated as of                     , 2006, by and among Company and the parties named therein as a Restricted Party and for all purposes of the Agreement, the undersigned shall be included within the term “Restricted Party” (as defined in the Agreement). The undersigned further confirms that the representations and warranties contained in Section II of the Agreement are true and correct as to the undersigned as of the date hereof. The address and facsimile number to which notices may be sent to the undersigned is as follows:

Print full name of Transferee

By:
Print name of signatory

Print title (if applicable)

Date

Address For Notice:

Facsimile No.:

Accepted and agreed by the Company as of the date written above. The Company hereby makes the representations and warranties set forth in Section 2.2 of the Agreement to the Transferee as of the date hereof.

PLUG POWER INC.

By:
Name:
Title:

APPENDIX D

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of                 , 2006 by and between Plug Power Inc., a Delaware corporation (the “Company”), and Smart Hydrogen Inc., a BVI Business Company incorporated under the laws of the British Virgin Islands (“Initial Holder”), each of which is sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of April 10, 2006, by and between the Company and Initial Holder (the “Stock Purchase Agreement”), Initial Holder shall acquire shares (the “Shares”) of the Company’s Class B Capital Stock, a series of preferred stock, $0.01 par value per share (“Class B Capital Stock”); and

WHEREAS, in connection with Initial Holder’s investment pursuant to the Stock Purchase Agreement, the Company agreed to provide certain rights to Initial Holder to cause the resale of the shares of Common Stock of the Company, $.01 par value per share (the “Common Stock”), issuable upon conversion of the Shares to be registered pursuant to the Securities Act (as defined below); and

WHEREAS, the Parties desire to set forth their rights and obligations relating to the registration of the resale of the Registrable Securities (as defined below) pursuant to the Securities Act;

AGREEMENT

NOW, THEREFORE, in consideration of the purchase of the Shares by Initial Holder pursuant to the Stock Purchase Agreement, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement the following capitalized terms shall have the following meanings. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement:

“Affiliate” shall have the meaning set forth in the Stock Purchase Agreement.

“Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” shall have the meaning set forth in the Stock Purchase Agreement.

“Chairperson” shall have the meaning set forth in Section 23.1 hereof.

“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation in effect as of the date hereof, including the Certificate of Designations creating the Class B Capital Stock, as amended from time to time.

“Class B Capital Stock” shall have the meaning set forth in the recitals of this Agreement.

“Class B Period” shall have the meaning set forth in the Charter.

“Common Stock” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the recitals of this Agreement.

“Company Offering” shall have the meaning set forth in Section 4.4 hereof.

“Dispute” shall have the meaning set forth in Section 23.1 hereof.

“Disputing Party” shall have the meaning set forth in Section 23.1 hereof.

“Effectiveness Period” shall mean the period of time commencing on the Resale Shelf Date and ending on the Termination Date.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” shall mean the average of the per share closing price, or the closing sales bid if no sales were reported, of the Common Stock as quoted by the NASDAQ National Market for the ten (10) consecutive trading days immediately preceding the date of calculation or if there are no sales or bids for such date, then the average of the ten (10) preceding consecutive trading days for such sales or bids as reported in The Wall Street Journal or similar publication.

“Holder” shall mean Initial Holder and any subsequent transferee of Registrable Securities as permitted by Section 10, at such times as such Persons shall own Registrable Securities.

“Indemnitee” shall have the meaning set forth in Section 9 hereof.

“Initial Holder” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Initiating Holders” shall have the meaning set forth in Section 3.1 hereof.

“Investor Rights Agreement” shall mean that certain Investor Rights Agreement, dated as of the date hereof, by and among the Company, the Initial Holder and certain Affiliates of the Initial Holder named therein.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“NASDAQ” shall mean the National Association of Securities Dealers Automated Quotations.

“Non-Initiating Holders” shall have the meaning set forth in Section 3.1 hereof.

“Offering Blackout Period” shall have the meaning set forth in Section 4.4 hereof.

“Person” shall have the meaning set forth in the Stock Purchase Agreement.

“Prior Registrable Securities” shall have the meaning set forth in Section 3.7 hereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein and excluding all “free writing prospectuses” as defined in Rule 405 of the Securities Act.

“Registrable Securities” shall mean all shares of Common Stock issued or issuable upon conversion of the Shares and any shares of Common Stock or other securities issued or issuable in respect of Registrable Securities by way of spin-off, dividend, distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; provided, however, that Registrable Securities shall not include (i) any securities for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) any securities sold pursuant to Rule 144, or (iii) any securities held by a person whose registration rights pursuant to this Agreement have terminated pursuant to Section 7.

“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (a) all registration, federal and state filing, and qualification fees and expenses; (b) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (c) fees and expenses with respect to filings required to be made with the NASDAQ or the NASD; (d) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (e) printing expenses, messenger, telephone and delivery expenses; (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); and (g) the fees and expenses of any Person, including special experts, retained by the Company; provided, however, that Registration Expenses shall not include any underwriting fees, discounts, or commissions attributable to the sale of such Registrable Securities, or any legal fees and expenses of counsel to any Holder and any underwriter engaged in connection with an Underwritten Demand Statement.

“Registration Statement” shall mean any registration statement of the Company which covers the resale of any of the Registrable Securities under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference.

“Resale Shelf Date” shall have the meaning set forth in Section 2.1 hereof.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1 hereof.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“Rules” shall have the meaning set forth in Section 23.1 hereof.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” shall mean, with respect to a specified Registration Statement pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

“Shares” shall have the meaning set forth in the recitals of this Agreement.

“Suspension Event” shall have the meaning set forth in Section 4.3 hereof.

“Suspension Event Certificate” shall have the meaning set forth in Section 4.3 hereof.

“Termination Date” shall mean the earlier of (a) the date on which the registration rights of all Persons pursuant to this Agreement have terminated pursuant to Section 7 or (b) the date the Company is acquired in a transaction approved by the Company’s Board of Directors (including, without limitation, through a merger, consolidation, stock purchase, or sale of all or substantially all of the Company’s assets).

“Tribunal” shall have the meaning set forth in Section 23.1 hereof.

“Underwritten Demand Notice” shall have the meaning set forth in Section 3.1 hereof.

“Underwritten Demand Shares” shall have the meaning set forth in Section 3.1 hereof.

“Underwritten Demand Statement” shall have the meaning set forth in Section 3.1 hereof.

“WKSI” shall mean a well-known seasoned issuer as defined under Rule 405 of the Securities Act.

2. Resale Shelf Registration Rights.

2.1 Registration Statement Covering Resale of Registrable Securities. Prior to date that is eighteen (18) months after the Closing Date (the “Resale Shelf Date”), the Company shall file with the SEC a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities registering the resale on a delayed or continuous basis of all such Registrable Securities by the Holders (a “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be filed on Form S-3, and if the Company is eligible as a WKSI, the Resale Shelf Registration Statement shall utilize the automatic shelf registration process under Rule 415 and Rule 462 under the Securities Act. If the Company is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, then the Company shall use its commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective under the Securities Act prior to the Resale Shelf Date and as expeditiously as reasonably practicable following the filing of the Resale Shelf Registration Statement. The Company agrees to use its commercially reasonable efforts to maintain the effectiveness of the Resale Shelf Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements during the Effectiveness Period; provided that the effectiveness of the Resale Shelf Registration Statement need not be maintained for the purposes of registering the resale of securities that no longer constitute Registrable Securities or at any time when the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities. If, during the Effectiveness Period, the Company becomes eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities at any time when a Resale Shelf Registration Statement is not effective, the Company, shall promptly file a Resale Shelf Registration Statement and use commercially reasonable efforts to have such Resale Registration Statement become effective in accordance with the procedures described above.

2.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to the Holders, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3 Amendments and Supplements. Subject to the provisions of Section 2.1 above, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.4 Notice of Certain Events. The Company shall promptly notify the Holders in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

3. Underwritten Offering Rights.

3.1 Subject to the conditions set forth in this Agreement, the Company shall, at the written request of any Holder or Holders (the “Initiating Holders”) to sell in an underwritten offering at any time during the Effectiveness Period that number of Registrable Securities with an aggregate Fair Market Value of not less than $5,000,000 as of the date of such request (or any lesser aggregate amount if such request is with respect to all to the Registrable Securities of such Initiating Holder(s) under this Agreement) (an “Underwritten Demand Notice”), cause to be prepared and filed as soon as reasonably practicable after the date of such

Underwritten Demand Notice (and in any event within 45 days of such Underwritten Demand Notice, provided that, in the event that there are any Non-Initiating Holders, such filing shall not occur prior to the date that is 10 days after the date on which the Company provides notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice) either:

(a) in the event that the Resale Shelf Registration Statement has not been declared effective, is not currently effective, or ceases to be usable and the Company is not eligible to file a registration statement on Form S-3 (or any similar or successor form) for the purpose of registering the resale of the Registrable Securities, a registration statement; or

(b) a (1) supplement to the Prospectus contained in the Resale Shelf Registration Statement, (2) post-effective amendment to the Resale Shelf Registration Statement, or (3) Form 8-K incorporated by reference into the Resale Shelf Registration Statement in accordance with the rules under the Securities Act (or such other rule as is applicable to the proposed sale);

(each document referred to in clauses (a) and (b) is referred to as an “Underwritten Demand Statement”), in each case covering all the Registrable Securities requested to be included in such underwritten offering by the Initiating Holders, plus the Registrable Securities requested to be included in such underwritten offering by the Holders, if any, other than the Initiating Holders (the “Non-Initiating Holders”) in a notice received by the Company within 10 days of the date on which the Company provides notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice, less any such Registrable Securities subsequently withdrawn from such underwritten offering by a Holder or as a result of reductions in accordance with Section 3.7 below (such total number of Registrable Securities being referred to herein as the “Underwritten Demand Shares”); provided, however, that the Company shall not be required to effect an Underwritten Demand Statement pursuant to a request under this Section 3.1 more than 5 times for the Holders of Registrable Securities collectively; and provided, further, that no Holder shall be entitled to demand an Underwritten Demand Statement during a Suspension Event or Offering Blackout Period. An Underwritten Demand Statement shall be deemed to have been effected, for the purposes of the number of requests that may be made by the Holders, upon the earlier of (x) the date as of which all of the Underwritten Demand Shares shall have been disposed of pursuant to the Underwritten Demand Statement and (y) the 90th day following the later of (A) the filing of a preliminary prospectus with the SEC covering all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders or (B) the effectiveness of the registration statement registering the sale of all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders unless, with respect to this clause (y), during such 90-day period there was a Suspension Event or the Company delivered a notice pursuant to Section 4.2 prior to the sale of 75% of the Underwritten Demand Shares covered or registered thereby and the Holders of a majority of the Underwritten Demand Shares, within 2 Business Days after the occurrence of a Suspension Event or the delivery of a notice from the Company pursuant to Section 4.2, determine to terminate the offering and provide written notice thereof to the Company. Additionally, an Underwritten Demand Statement shall be deemed to be have been effected, in the event that, upon the request of the Initiating Holders, the Company files a registration statement to register the sale of all of the Underwritten Demand Shares for sale in accordance with the method of disposition specified by the Initiating Holders, but such registration statement does not become effective thereafter solely by reason of the refusal of the Holders to proceed with an underwritten offering thereunder unless such refusal occurs, and notice of such refusal is provided to the Company, within 2 Business Days after the occurrence of a Suspension Event or the delivery of a notice from the Company pursuant to Section 4.2. Within 5 days following its receipt of an Underwritten Demand Notice, the Company will provide notice to the Non-Initiating Holders of the receipt of the Underwritten Demand Notice. For purposes of clarity, the Parties acknowledge and agree that an Underwritten Demand Notice may be issued by the Initiating Holders prior to the Effectiveness Period.

3.2 The Company shall use its commercially reasonable efforts to have the Underwritten Demand Statement declared effective under the Securities Act, if required, as expeditiously as reasonably practicable following the filing of such Underwritten Demand Statement. Any Underwritten Demand Statement filed under this Section 3 shall reflect such plan or method of distribution of the applicable securities as shall be designated by the managing underwriter.

3.3 The Company shall have the right to postpone the filing or the effectiveness of each Underwritten Demand Statement pursuant to this Section 3 as provided in Section 4.

3.4 Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3 within six (6) months after the completion of an underwritten offering pursuant to any Underwritten Demand Notice.

3.5 The Holders of a majority of the Underwritten Demand Shares shall be entitled to select nationally recognized investment banks to act as the underwriters for such offering; provided that such selection shall be subject to the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

3.6 The Company shall make available members of the management of the Company for reasonable assistance in selling efforts related to such offering (including, without limitation, senior management attendance at due diligence meetings with underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions for such types of offerings and take all such other actions in connection therewith customarily undertaken by issuers in order to expedite or facilitate the disposition of such Registrable Securities, including without limitation: (i) making such representations and warranties to the underwriters with respect to the business of the Company, the registration statement pursuant to which the sale of the Underwritten Demand Shares is to be registered, the Prospectus and any documents, if any, incorporated or deemed to be incorporated by reference therein, as may reasonably be required by the underwriters; (ii) obtaining opinions of counsel to the Company and updates thereof, addressed to Holders and each of the underwriters; (iii) obtaining “cold comfort” letters and updates thereof from the independent certified public accountants of the Company addressed to Holders and each of the underwriters; (iv) ensuring that, if an underwriting agreement is entered into, such agreement shall contain indemnification provisions and procedures that are usual and customary for an offering of such size; (v) filing with the SEC a final Prospectus with respect to the offering that satisfies the requirements of Section 10(a) of the Securities Act as soon as practicable following the pricing of the offering and, in any event, prior to the first scheduled date for delivery by the Holders to the underwriters or purchasers of Registrable Securities in the offering; and (vi) delivering such documents and certificates as may be reasonably requested by the underwriters and their respective counsel to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 3.6.

3.7 In connection with an Underwritten Demand Statement, if the managing underwriter of such offering reasonably determines in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholders not having rights to include such shares in the underwritten public offering; (ii) second, shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering other than Registrable Securities or shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering pursuant to that certain Registration Rights Agreement, dated as of November 3, 1999, by and among the Company and certain of its stockholders (the “Prior Registrable Securities”); (iii) third, shares of Common Stock sought to be registered by the Company for its own account; and (iv) fourth, Registrable Securities and Prior Registrable Securities. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence).

3.8 The Company shall promptly notify the Holders in writing of the effectiveness, if required, of any Underwritten Demand Statement and shall furnish to the Holders, without charge, such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Underwritten Demand Statement.

3.9 The Company shall promptly notify in writing each Holder of Registrable Securities covered by such registration statement of any comments made to the Company or its counsel by the SEC with respect thereto or any request made to the Company or its counsel by the SEC for amendments or supplements to such registration statement or prospectus or for additional information (and furnish counsel for the selling Holder(s) copies of such comment letters and requests).

4. Suspension of Registration Requirement; Market Standstill.

4.1 The Company shall promptly notify each Holder in writing of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Securities or the initiation of any proceedings for that purpose. The Company shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as reasonably possible and promptly notify in writing each Holder of Registrable Securities covered by such registration statement of the withdrawal of any such order.

4.2 At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act to a transferee, the Company shall immediately notify each Selling Holder (A) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) in such event, to suspend sales of Registrable Securities, and each Selling Holder will refrain from selling any Registrable Securities pursuant to such Registration Statement until the Selling Holders are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In such event, unless such event constitutes a Suspension Event (as defined below), the Company shall promptly, and in any event within 15 Business Days, prepare and file a supplement to or an amendment of such Prospectus as may be necessary so that, as supplemented or amended, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly, and in any event within 15 Business Days, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. The Company shall promptly notify the Selling Holders in writing when the current Prospectus may be used.

4.3 Subject to the terms of Section 5 below, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective shall be deferred, for one or more reasonable periods, each of which may not to exceed 90 days, if the Board of Directors of the Company determines in good faith that such deferral is in the best interest of the Company and its stockholders in order to avoid the disclosure of information not otherwise then required by law (in the absence of a registration or sales thereunder) to be publicly disclosed (such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company (“Suspension Event Certificate”) stating that a Suspension Event has occurred and is continuing and setting forth the duration of such Suspension Event, (not to exceed 90 days from delivery of the Suspension Event Certificate), or if such duration is not known, the anticipated duration of such Suspension Event (not to exceed 90 days from the delivery of the Suspension Event Certificate). If the Suspension Event Certificate does not set forth a definitive duration of the Suspension event, then upon the earlier of (i) 90 days following delivery of the Suspension Event Certificate or (ii) the conclusion of the Suspension Event, the Company shall notify the Holders in writing of the termination of the Suspension Event.

4.4 Subject to the terms of Section 5 below, each Holder of Registrable Securities agrees, if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any public sale or distribution of any of the Registrable Securities or request an Underwritten Demand Statement during an Offering Blackout Period, provided that the Company is actively employing in good faith commercially reasonable efforts to cause the registration statement associated with such Offering Blackout Period to be effective, if it has not already become effective. The Company shall use commercially reasonable efforts to give written notice to each Holder of any Offering Blackout Period at least 15 days prior to the commencement of the Offering Blackout Period; provided, however, that if the Company is unable to provide 15 days advance notice of the commencement of the Offering Blackout Period, the Company shall provide as much notice as reasonably possible, and provided further that the failure to timely provide such notice shall not in any way prohibit the commencement of an Offering Blackout Period. The “Offering Blackout Period” shall commence on a date set by the Company, which shall be no earlier than the 15th day preceding the anticipated date of pricing of such Company Offering, and shall end on the 150th day, or such sooner date as is requested by the managing underwriter or underwriters in such Company Offering, after the closing date of such Company Offering.

5. Limitations on Suspension/Blackout Periods. Notwithstanding anything herein to the contrary, the Company covenants and agrees that (a) the Company’s rights to defer certain of its obligations pursuant to Section 4.3 during the pendency of any Suspension Event, and (b) the Holders’ obligation to suspend public sales of Registrable Securities pursuant to Section 4.4 during one or more Offering Blackout Periods, shall not, in the aggregate, cause the Holders to be required to suspend sales of Registrable Securities or relieve the Company of its obligation to file a Registration Statement for longer than 180 days during any 12-month period.

6. Piggyback Registration Rights. If the Company proposes to register in an underwritten offering any of its shares of Common Stock under the Securities Act for sale to the public (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, or in connection with an Underwritten Demand Statement), each such time it will give written notice to each Holder. Upon the written request of any of such Holders, given within 10 Business Days after receipt by such Person of such notice, the Company shall, subject to the limits contained in this Section 6, use its commercially reasonable efforts to cause all Registrable Securities requested by such Holders to be registered under the Securities Act and qualified for sale under any state securities or “blue sky” law, to the extent required to permit the sale of their Registrable Securities in such underwritten public offering; provided, however, that if the managing underwriter or underwriters of such offering reasonably determine in writing that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters; provided, however, that securities shall be excluded in the following sequence: (i) first, shares of Common Stock held by any stockholders not having rights to include such shares in the underwritten public offering; (ii) second, shares of Common Stock held by stockholders having contractual, incidental “piggy back” rights to include such shares in the underwritten public offering other than Registrable Securities and Prior Registrable Securities; (iii) third, Registrable Securities and Prior Registrable Securities; and (iv) fourth, shares of Common Stock sought to be registered by the Company for its own account. If there is a reduction of some but not all of the number of shares pursuant to clauses (i) through (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of securities held by the holders in the applicable category and subject to the priorities set forth in the preceding sentence). Additionally, the Company shall not be required to register any Registrable Securities pursuant to this Section 6 unless the Holders of such Registrable Securities accept the terms of the underwriting agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters). All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriters.

7. Termination of Registration Rights. The rights granted pursuant to Sections 2, 3 and 6 shall terminate, as to any Holder, at such time at which all Registrable Securities held by such Holder can be sold in any three- month period without registration in compliance with Rule 144; provided, however, that it shall be assumed that no Holder will be eligible to sell any Registrable Securities pursuant to Rule 144(k) during the Class B Period.

8. State Securities Laws and Sale Procedures.

8.1 The Company shall use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Holders; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

8.2 Each Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or as contemplated in a Registration Statement.

8.3 In the event of a sale of Registrable Securities by the Holder, unless such requirement is waived by the Company in writing, the Holder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Securities may be properly transferred.

9. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holders and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his, her or its connection with a Holder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs, and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon (i) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws and relating to action or inaction required of the Company under the terms of this Agreement or in connection with any Registration Statement or Prospectus; (ii) any untrue (or alleged untrue) statement of material fact contained in any Registration Statement or any Prospectus; or (iii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company for use in connection with such Registration Statement or the Prospectus contained therein by such Indemnitee, (b) any Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holders by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented Prospectus, or (c) an untrue statement or alleged untrue statement contained in any offer made by a Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

10. Covenants of the Holder. Each of the Holders hereby agrees (i) to cooperate with the Company and to furnish to the Company the information concerning such Holder, its plan of distribution and its ownership interests in securities of the Company in connection with the preparation of a Registration Statement or Prospectus with respect to such Holder’s Registrable Securities and any filings with any state securities commissions as the Company may reasonably request (and to promptly notify the Company of any material changes in such information set forth in a Registration Statement prior to and during the effectiveness of such

Registration Statement), (ii) if the Company complies with its obligations to timely file a final Prospectus pursuant to Section 3.6 of this Agreement relating to a sale of Registrable Securities of such Holder, to deliver or cause delivery of such final Prospectus to any purchaser of such Registrable Securities from such Holder if the Holder is required by the Securities Act or the rules and regulations thereunder to deliver the Prospectus in connection with the sale of such Registrable Securities to such purchaser; provided, however, that no delivery of the Prospectus shall be required of any Holder pursuant to this subsection (ii) if such Prospectus is deemed delivered pursuant to Rule 172 under the Securities Act, (iii) that it will not make any offer relating to the Registrable Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, and (iv) to indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (A) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, his, her or its plan of distribution or his, her or its ownership interests, which was furnished to the Company in writing by such Holder for use therein, (B) if the Company complies with its obligations to timely file a final Prospectus pursuant to Section 3.6 of this Agreement relating to a sale of Registrable Securities of such Holder, the failure by such Holder to deliver or cause delivery of such final Prospectus to any purchaser of such Registrable Securities from such Holder if the Holder is required by the Securities Act or the rules and regulations thereunder to deliver the Prospectus in connection with the sale of such Registrable Securities to such purchaser; provided that, for purposes of this subsection (B), such failure shall not include in any event any deemed delivery of such Prospectus pursuant to Rule 172 under the Securities Act or (C) an untrue statement or alleged untrue statement contained in any offer made by such Holder relating to the Registrable Securities that constitutes a “free writing prospectus” as defined in Rule 405 of the Securities Act.

11. Indemnification Procedures. Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding of which such Person has actual knowledge and with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses (provided that in connection with such assumption the indemnifying parties provide the indemnified parties a full release of any costs or other expenses in connection therewith), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (a) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 15 Business Days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (b) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any expenses therefor, in which case the indemnifying party shall pay or reimburse such legal or other expenses as they are incurred. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not and is not likely to materially adversely affect the indemnified party.

12. Contribution.

12.1 If the indemnification provided for in Section 9 and Section 10 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 12 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9 or Section 10 hereof had been available under the circumstances.

12.2 The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

12.3 Notwithstanding the provisions of this Section 12, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

13. Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities in connection with the registration of the Registrable Securities pursuant to Section 2 hereof and the registration of Registrable Securities pursuant to the first three (3) Underwritten Demand Statements effected pursuant to Section 3.1. The Holders shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to all Underwritten Demand Statements effected pursuant to Section 3.1 other than the first three (3). The Holders shall also bear all underwriting fees, discounts or commissions attributable to the sale of securities by the Holders, or any legal fees and expenses of counsel to the Holders and any underwriter engaged in connection with an Underwritten Demand Statement and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

14. Transfer of Registration Rights. Subject to the restrictions in the Investor Rights Agreement on the right to transfer the Shares or the Registrable Securities, the rights of a Holder under this Agreement may be transferred by a Holder to a transferee who acquires Registrable Securities equal to at least 25% of the total number of Registrable Securities initially issuable upon conversion of all of the Shares initially issued to Initial Holder pursuant to the Stock Purchase Agreement (including all other securities issued or issuable in respect of such Registrable Securities by way of spin-off, dividend or stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization), provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in the form attached hereto as Exhibit B (an “Addendum Agreement”), and the transferor shall have delivered to the Company, no later than 30 days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

15. Additional Shares. Except as otherwise provided in this Agreement, the Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued, treasury or other shares of Common Stock of or owned by the Company and any of its subsidiaries or any shares of Common Stock or other securities of the Company owned by any other security holder or security holders of the Company.

16. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Securities under the Securities Act.

17. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) make and keep adequate current public information available pursuant to paragraph (c) of Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request, a statement, if true, to the effect that it has complied with the reporting requirements of paragraph (c) Rule 144 and meets the eligibility requirements for use of Form S-3 set forth in Instruction I.A. and Form S-3.

18. Notices. All notices, requests, consents and other communications hereunder shall be in writing, in English, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by a recognized international express courier service or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by a recognized international express courier service, two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this Section 18:

if to the Company, to:

Plug Power Inc.

968 Albany Shaker Road,

Latham, New York 12110

Attention: General Counsel

Facsimile: (518) 782-7884

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Attention: Robert P. Whalen, Jr.

Facsimile: (617) 532-1231

if to the Holder, to:

Smart Hydrogen Inc.

c/o Interros Holding Company

9, Bolshaya Yakimanka Street

119180 Moscow

Russian Federation

Attn: Marianna Zakharova

Facsimile: 7-495-785-6362

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

The Warner

1299 Pennsylvania Avenue, N.W.

Washington, DC 20004-2400

Attention: Gregory J. Golden

Facsimile: (202) 585-1025

In the event of transfer of Registrable Securities, notices given pursuant to this Agreement to a subsequent Holder shall be delivered to the relevant address specified in the relevant agreement in the form of Exhibit B whereby such Holder became bound by the provisions of this Agreement.

19. Amendments; Waiver. Except as permitted by Section 14, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding. Any waiver of a provision of this Agreement must be in writing and executed by the Party against whom enforcement of such waiver is sought.

20. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

21. Entire Agreement; Severability. This Agreement, the Stock Purchase Agreement and the Investor Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

23. Dispute Resolution.

23.1 The Parties shall endeavor to resolve any dispute, claim, or controversy arising out of or relating to this Agreement (including, but not limited to, the negotiation, validity, performance breach or termination thereof) (each, a “Dispute”) by non-binding mediation under the CPR Mediation Procedure then currently in effect. The mediator will be selected upon mutual agreement of the parties engaged in the Dispute (the “Disputing Parties”). Any Dispute which remains unresolved 30 days after the appointment of a mediator (or if the Disputing Parties are unable to agree upon a mediator within 30 days after a Disputing Party notifies another Disputing Party of a Dispute in writing), shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration, Revised and Effective June 15, 2005 (the “Rules”). A tribunal of three arbitrators will preside over any Dispute(s) (the “Tribunal”). Each Disputing Party shall appoint one arbitrator to the Tribunal or, if there are more than two Disputing Parties and the Company is one of the Disputing Parties, then the Company shall appoint one arbitrator and the other Disputing Parties shall jointly appoint one arbitrator. Within 30 days of the appointment of the second arbitrator, the two arbitrators appointed by the Disputing Parties shall appoint a third arbitrator, who shall chair the Tribunal (the “Chairperson”). In the event the arbitrators appointed by the Disputing Parties are unable to agree on the Chairperson, the Chairperson will be selected as provided in Rule 6 of the Rules. Under no circumstances shall the Chairperson be either an American or Russian citizen. The place of arbitration shall be New York, New York and the language of the arbitration shall be English. Upon the request of any Disputing Party, there shall be simultaneous translation of all communications with the Tribunal into English or Russian, as the case may be. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon or other enforcement of the award rendered by the arbitrator may be entered by the U.S. District Court for the Southern District of New York.

23.2 Unless otherwise agreed by the Disputing Parties, the Tribunal’s decision and award shall be made and delivered within 30 days of the conclusion of the arbitration. The Parties acknowledge that the Tribunal shall have the authority, with respect to any Dispute, to provide any and all relief, whether legal, equitable, or otherwise, and award any damages or remedy that a federal court in New York could provide or award with respect to such Dispute. The Tribunal shall have no jurisdiction, power, or authority to decide or award punitive or exemplary damages. It is the expressed intention of the Parties to mutually waive the right to seek or recover such damages from the other.

23.3 The Parties covenant and agree that they will share equally the costs of an arbitration pursuant to this Section 23, except as otherwise provided herein. The Tribunal may in its discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any Disputing Party to a proceeding. Any Disputing Party unsuccessfully refusing to comply with an award of the Tribunal shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by any other Disputing Party in enforcing the award.

23.4 Each Party irrevocably waives any objection to proceeding before the Tribunal in New York, to the extent provided in this Section 23, based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim that arbitration in accordance with these provisions has been brought in an inconvenient forum. Each of the Parties hereby consents to service of notice for any arbitration pursuant to this Section 23 as provided for in Rule 2 of the Rules.

23.5 Notwithstanding the foregoing, the parties hereby consent to the sole and exclusive jurisdiction of the U.S. District Court for the Southern District of New York for any action, suit or proceeding to compel arbitration pursuant to this Section 23, seek a preliminary injunction or other provisional judicial relief in aid of arbitration with respect to any Dispute, or obtain judgment upon or other enforcement of any award or decision rendered by the Tribunal pursuant to this Section 23, and the Parties agree that the foregoing provisions requiring non-binding mediation and arbitration of Disputes shall not apply to any such action, suit, or proceeding. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the U.S. District Court for the Southern District of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in such court that any such action, suit, or proceeding brought in such court has been brought in an inconvenient forum. Each of the Parties further agrees that service of any process, summons, notice, or document by U.S. registered mail (with respect to any address in the United States) or by a recognized international express courier service, including, without limitation, International Federal Express (with respect to any address outside of the United States) to such party’s then current address for notice pursuant to Section 18 shall be effective service of process for any action, suit, or proceeding brought against it in such court. Each of the Parties agrees that its or his submission to jurisdiction and its or his consent to service of process in the manner described above is made for the express benefit of the other Parties.

23.6 The procedures specified in this Section 23 shall be the sole and exclusive procedures for the resolution of Disputes.

24. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Party.

25. Drafting Conventions; No Construction Against the Drafter.

25.1 The headings in this Agreement are provided for convenience and do not affect its meaning. The words “include”, “includes” and “including” are to be read as if they were followed by the phrase “without limitation”. Unless specified otherwise, any reference to an agreement means that agreement as amended or supplemented, subject to any restrictions on amendment contained in such agreement. Unless specified otherwise, any reference to a statute or regulation means that statute or regulation as amended or supplemented from time to time and any corresponding provisions of successor statutes or regulations. If any date specified in this Agreement as a date for taking action falls on a day that is not a Business Day, then that action may be taken on the next Business Day.

25.2 The Parties have participated jointly with their respective counsel in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if drafted jointly by the Parties and there is to be no presumption or burden of proof favoring or disfavoring any Party because of the authorship of any provision of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PLUG POWER INC.

By:
Name:
Title:

SMART HYDROGEN INC.

By:
Name:	Sergey Polikarpov
Title:	Director

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

EXHIBIT A

PLUG POWER INC.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:	Sale of Shares of Common Stock of Plug Power Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 2006 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:

Print Name:

Title:

cc:	Plug Power Inc., Corporate Secretary

EXHIBIT B

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of                  shares of Registrable Securities (as defined in the Registration Rights Agreement between Plug Power Inc. (the “Company”) and Smart Hydrogen Inc., dated                 , 2006 (the “Registration Rights Agreement”)), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of the resale of such Registrable Securities is governed by the Registration Rights Agreement and the undersigned hereby: (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound as a Holder and a Party by the terms of the Registration Rights Agreement, as the same has been or may be amended from time to time.

Agreed to this          day of                 , 200  .

[Transferee Name]

By:
Name:
Title:

Address:

APPENDIX E

April 10, 2006

Board of Directors

Plug Power Inc.

968 Albany-Shaker Rd.

Latham, NY 12110

Members of the Board:

We understand that Plug Power Inc. (the “Company”) intends to issue 395,000 shares of the Company’s Class B Capital Stock, a series of preferred stock, to Smart Hydrogen, Inc. (the “Buyer”) for an aggregate purchase price of approximately $217,250,000 (the “Proposed Transaction”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Stock Purchase Agreement, dated April 10, 2006 between the Company and the Buyer (the “Agreement”). In addition to the Proposed Transaction, the Buyer also intends to purchase 1,825,000 shares of the Company’s common stock from DTE Energy Foundation (the “DTE Transaction”).

We have been requested by the Board of Directors of the Company (the “Board”) to render our opinion to the Board of Directors with respect to the fairness, from a financial point of view, to the Company of the consideration to be received in the Proposed Transaction. We are not rendering an opinion on the fairness of the DTE Transaction.

In connection with rendering our opinion we have:

(i) analyzed certain publicly available financial statements and reports regarding the Company, including publicly available research reports;

(ii) analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by management of the Company;

(iii) reviewed and compared the volume weighted average prices and trading activity for the Company’s shares;

(iv) analyzed the discounted cash flows of the Company on a stand-alone basis;

(v) reviewed the Agreement, and related documents;

(vi) discussed with management of the Company the operations of and future business prospects for the Company and the anticipated financial consequences of the Proposed Transaction to the Company;

(vii) assisted in your deliberations regarding the material financial terms of the Proposed Transaction and your negotiations with the Buyer;

(viii) considered certain financial and strategic alternatives available to the Company; and

(ix) performed such other analyses and provided such other services as we have deemed appropriate.

We have relied on the accuracy and completeness of the representations and warranties and other information and financial data provided to us by the Company, without independently verifying the same, and our opinion is based, in substantial part, upon such information. We have inquired into the reliability of such information and financial data only to the limited extent necessary to provide a reasonable basis for our opinion, recognizing that we are rendering only an informed opinion and not an appraisal or certification of value.

With respect to the financial projections prepared by management, we have assumed that they have been reasonably prepared and reflect management’s best currently available estimates and judgments of the future financial performance of the Company.

E-1

As part of our investment banking business, we regularly issue fairness opinions and are continually engaged in the valuation of companies and their securities in connection with business reorganizations, private placements, negotiated underwritings, mergers and acquisitions and valuations for estate, corporate and other purposes. We are familiar with the Company and provide other investment banking services to it. Stephens’ research department regularly issues research reports regarding the Company’s common stock. Stephens makes a market in the common stock of the Company. In the ordinary course of business, Stephens Inc. and its affiliates at any time may hold long or short positions, and may trade or otherwise effect transactions as principal or for the accounts of customers, in debt or equity securities or options on securities of the Company. The Company will pay us a fee, and reimbursement of our expenses, in connection with the issuance of this fairness opinion. In addition, the Company will pay us a fee for our services rendered in connection with the Proposed Transaction, a substantial portion of which is contingent on the consummation of the Proposed Transaction.

Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Proposed Transaction, no restrictions, including any amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Proposed Transaction.

This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Proposed Transaction and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote on the Proposed Transaction.

We are not expressing any opinion herein as to the prices at which the Company Shares will trade following the announcement or consummation of the Proposed Transaction.

Based on the foregoing and our general experience as investment bankers, and subject to the qualifications stated herein, we are of the opinion on the date hereof that the consideration to be received in the Proposed Transaction is fair to the Company from a financial point of view.

This opinion and a summary discussion of our underlying analyses and role as your financial advisor may be included in communications to the Company’s shareholders provided that we approve of such disclosures prior to publication.

Very Truly Yours,

Stephens Inc.

BY:	/s/ JOSEPH S. MOWERY
Joseph S. Mowery Managing Director

E-2

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ANNUAL MEETING OF STOCKHOLDERS OF

PLUG POWER INC.

June 28, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach and mail in the envelope provided. ê

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1: Election of three Class I Directors, each to hold office until the Company’s 2009 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.			In their discretion, the proxy holders are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

☐	FOR ALL NOMINEES	NOMINEES	WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS DIRECTION TO THE CONTRARY IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
☐	WITHHOLD AUTHORITY	☐ Roger B. Saillant
☐	FOR ALL NOMINEES	☐ Gary K. Willis
☐	FOR ALL EXCEPT	☐ Maureen O. Helmer
(See instructions below)
Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Proposal 2: Approval of the issuance of shares of the Company’s Class B Capital Stock and Common Stock to Smart Hydrogen Inc. in the transaction described in the accompanying proxy statement.
The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
☐	FOR
☐	AGAINST

☐	ABSTAIN

Please be sure to sign and date this Proxy.

PLEASE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.

To change the address on your account, please check the box at right and include your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder: ____________________ Date: ______ Signature of Stockholder: ____________________ Date: ______

Note:	The proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guarantor, please give full title as such. If the signer is a corporation, please sign the corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLUG POWER INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PLUG POWER INC. FOR THE ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 28, 2006

The undersigned hereby constitutes and appoints David Neumann and Gerard L. Conway, Jr. Proxies of the undersigned, with full power of substitution in each of them, and authorizes each of them to represent and to vote all shares of common stock, par value $.01 per share, of Plug Power Inc. (the “Company”) held of record by the undersigned as of the close of business on May 1, 2006, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the NASDAQ, Four Times Square (Corner of 43rd and Broadway), New York, New York 10036, at 10:00 a.m. local time, on Wednesday, June 28, 2006, and at any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). UNLESS DIRECTION TO THE CONTRARY IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.